UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.      )

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Northrop Grumman Corporation

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SEC 1913 (3-99)

April 12, 2005

Dear Fellow Stockholder:

On behalf of the Board of Directors, I cordially invite you to attend Northrop Grumman Corporation’s 2005 Annual Meeting of Stockholders. This year’s meeting will be held Tuesday, May 17, 2005, at the Company’s Space Technology operating sector, located at One Space Park, Redondo Beach, California. Please note that the meeting will begin at 8:00 a.m. Pacific Daylight Time. I look forward to personally greeting those of you who are able to attend the meeting. If you are unable to join us in person, the meeting will be Web-cast through the Northrop Grumman Web site at www.northropgrumman.com.

The notice of meeting and proxy statement accompanying this letter describes the specific business to be acted upon. In addition, I will provide a report on the company and will entertain questions of general interest to the shareholders.

As you review the proxy materials, you will see that we are proposing to declassify the Board of Directors and transition to annual elections for all directors. The Board is committed to excellence in corporate governance and believes this action is in keeping with that commitment and is responsive to the views of the stockholders. I urge you to approve this proposal.

Your vote is important. Please review the instructions on the proxy or voting instruction card. Whether or not you plan to attend the annual meeting, I hope you will vote as soon as possible. You may vote over the Internet, by telephone, or by mailing a proxy or voting instruction card.

Thank you for your ongoing support of and continued interest in Northrop Grumman Corporation.

Sincerely,

Ronald D. Sugar

Chairman, CEO and President

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

AND PROXY STATEMENT

NOTICE

The Annual Meeting of Stockholders of Northrop Grumman Corporation (the “Company”) will be held on Tuesday, May 17, 2005 at 8:00 a.m. at the Space Technology Presentation Center, One Space Park, Redondo Beach, California 90278.

Stockholders at the close of business on March 21, 2005 are entitled to vote at the Annual Meeting. The following items are on the agenda:

(1)	Election of two Class II directors, each for a three-year term expiring in 2008;

(2)	Proposal to ratify the appointment of Deloitte & Touche LLP as Northrop Grumman’s independent auditors for fiscal year ending December 31, 2005;

(3)	Proposal to amend Northrop Grumman’s Restated Certificate of Incorporation to provide for the annual election of directors;

(4)	Proposal to amend the 1993 Stock Plan for Non-Employee Directors to increase the number of shares available;

(5)	Stockholder proposal regarding simple majority vote;

(6)	Other business as may properly come before the Annual Meeting or any adjournments thereof.

By order of the Board of Directors,

John H. Mullan
Corporate Vice President and Secretary

1840 Century Park East

Los Angeles, California 90067

April 12, 2005

IMPORTANT

To assure your representation at the Annual Meeting, please sign, date and return the enclosed proxy card for which a return envelope is provided. No postage is required if mailed in the United States.

You may also vote by telephone or over the Internet. For instructions on electronic voting please see page 2 of this Proxy Statement or the proxy card.

PROXY STATEMENT

GENERAL INFORMATION

This proxy statement is issued in connection with solicitation of the enclosed proxy by the Board of Directors of Northrop Grumman Corporation (the “Company” or “Northrop Grumman”) for use at the Company’s 2005 Annual Meeting of Stockholders (the “Annual Meeting”). The Company’s principal office is located at 1840 Century Park East, Los Angeles, California, 90067. This proxy material will be sent to stockholders beginning approximately April 12, 2005.

OUTSTANDING SECURITIES

On March 21, 2005 there were 359,670,929 shares of the Company’s common stock, par value $1.00 per share (“Common Stock”), outstanding. Holders of record at the close of business on that date are entitled to vote at the Annual Meeting. Each share is entitled to one vote.

VOTING AT THE MEETING OR BY PROXY

Shares represented by a properly executed proxy in the accompanying form will be voted at the meeting in accordance with the stockholder’s instructions. If no instructions are given, the shares will be voted according to the Board of Directors’ recommendations. Therefore, if no instructions are given, the persons named on the card will vote FOR Proposal One to elect the two director nominees listed under “Election of Directors”, FOR Proposal Two to ratify the appointment of Deloitte & Touche LLP as auditors of the Company for the year ending December 31, 2005, FOR Proposal Three to amend the Certificate of Incorporation to provide for annual election of directors, FOR Proposal Four to amend the 1993 Stock Plan for Non-Employee Directors (the “1993 Directors’ Plan”), and AGAINST Proposal Five, the stockholder proposal regarding the simple majority vote. If shares are held on your behalf under any of the Company Savings Plans, the proxy serves to provide confidential instructions to the plan Trustee or Voting Manager who then votes the shares. In addition, the instructions given by plan participants who return their proxies will serve as instructions to the Trustee or Voting Manager with respect to shares held on behalf of those participants from whom no proxies are received. Under these instructions, the applicable Trustee or Voting Manager will vote the respective plan shares in the same proportion as shares held under the plan for which voting directions have been received. Participants are treated as “named fiduciaries” under ERISA when directing the Trustee or Voting Manager on the voting of shares.

A stockholder who executes a proxy/voting instruction may revoke it at any time before its exercise by delivering a written notice of revocation to the Corporate Secretary or by signing and delivering another proxy that is dated later. A stockholder attending the meeting in person may revoke the proxy/voting instruction by giving notice of revocation to an inspector of election at the meeting or voting at the meeting. If any other matters are properly brought before the meeting, the enclosed proxy/voting instruction card gives discretionary authority to the persons named on the card to vote the shares in their best judgment.

With respect to the election of directors, stockholders may vote in favor of all nominees, or withhold their votes as to all nominees or specific nominees. There is no box to “abstain”, but checking the box on the enclosed proxy/voting instruction card that withholds authority to vote for a nominee is the equivalent of abstaining. The two nominees receiving the greatest number of votes cast for the election of directors by shares entitled to vote and present in person or by proxy at the Annual Meeting will be elected directors. With respect to any proposal other than the election of directors, stockholders may vote in favor of the proposal, or against the proposal, or abstain from voting.

Brokers who hold shares of Common Stock for the accounts of their clients may vote such shares either as directed by their clients or in their own discretion if permitted by the stock exchange or other organization of which they are members. Members of the New York Stock Exchange (“NYSE”) are permitted to vote their clients’ proxies in their own discretion as to the election of directors if the clients have not furnished voting instructions within ten days of the meeting. Certain proposals other than the election of directors are “non-discretionary” and brokers who have received no instructions from their clients do not have discretion to vote on those items. When a broker votes a client’s shares on some but not all of the proposals at a meeting, the missing votes are referred to as “broker non-votes”. There are no broker non-votes on the election of directors (Proposal One) and the ratification of auditors (Proposal Two) and abstentions will have no effect on either proposal. A broker non-vote or an abstention will have the same effect as a vote against the proposed amendment to the Certificate of Incorporation (Proposal Three). Neither broker non-votes nor abstentions will have an effect on the proposal to amend the 1993 Director’s Plan (Proposal 4) or on the stockholder proposal (Proposal Five).

The presence in person or by proxy of stockholders entitled to cast at least a majority of the votes that all stockholders are entitled to cast shall constitute a quorum at the Annual Meeting. Both abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum.

VOTING BY TELEPHONE OR THE INTERNET

Registered stockholders and participants in the Company Savings Plans may grant a proxy for their shares over the telephone or on the Internet. The law of Delaware, under which the Company is incorporated, specifically permits electronically transmitted proxies, provided that each such proxy contains or is submitted with information from which the inspectors of election can determine that such proxy was authorized by the stockholder. The procedures available to registered shareholders to permit them to grant proxies for voting at the Annual Meeting are designed to authenticate each stockholder, to allow stockholders to vote their shares, and to confirm that their instructions have been properly recorded.

Registered stockholders and plan participants may go to http://www.eproxyvote.com/noc to grant a proxy on the Internet. After following the instructions given to authenticate themselves, the voter will be asked to complete an electronic proxy card. The votes will be generated on the computer screen, and the voter will be prompted to submit or revise them as desired. Any registered stockholder or plan participant using a touch-tone telephone may also grant a proxy by calling 1-877-779-8683 (toll-free) and following the recorded instructions.

Most beneficial owners whose stock is held in street name receive voting instruction forms from their banks, brokers or other agents, rather than the Company’s proxy/voting instruction card. Beneficial owners may also be able to grant a proxy by telephone or the Internet. They should follow the instructions on the form they receive from their bank, broker, or other agent.

The method used to grant a proxy will not limit a stockholder’s right to attend or vote at the Annual Meeting.

VOTING SECURITIES

Stock Ownership of Certain Beneficial Owners

On December 31, 2004, there were 366,573,563 shares of the Company’s Common Stock outstanding. The following entities beneficially owned, to the Company’s knowledge, more than five percent of the outstanding Common Stock:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Capital Research and Management Company 333 South Hope Street, Los Angeles, CA 90071	39,785,010 shares	(a)	10.9%
State Street Bank and Trust Company 225 Franklin Street, Boston, MA 02110	35,119,651 shares	(b)	9.6%

(a)	This information was provided by Capital Research and Management Company (“Capital Research”) in a Schedule 13G filed with the Securities and Exchange Commission (“SEC”) on February 14, 2005. According to Capital Research, as of December 31, 2004, Capital Research had sole dispositive power over 39,785,010 shares.

(b)	This information was provided by State Street Bank and Trust Company (“State Street”) in an amended Schedule 13G filed with the SEC on February 18, 2005. According to State Street, as of December 31, 2004, State Street had sole voting power over 10,509,344 shares, shared voting power over 24,610,307 shares and shared dispositive power over 35,119,651 shares. This total includes 24,610,307 shares held in the Defined Contributions Master Trust for the Northrop Grumman Savings and Investment Plan for which State Street acts as a trustee.

Stock Ownership of Officers and Directors

The following table shows beneficial ownership (as defined by applicable rules for proxy statement reporting purposes) of the Company’s Common Stock as of March 21, 2005 (the Annual Meeting record date) by each director and nominee, by the Chief Executive Officer, and the other four most highly compensated executive officers (collectively, the “Named Executive Officers”) and all directors and executive officers as a group. The Company defines its executive officers as those elected by the Board of Directors. Together these individuals own less than 1% of the outstanding Common Stock. Unless otherwise indicated, each individual has sole investment power and sole voting power with respect to the shares owned by such person. No family relationship exists between any of the directors or executive officers of the Company.

	Shares of Common Stock Beneficially Owned		Options Exercisable Within 60 Days	Share Equivalents(1)
Directors
John T. Chain, Jr.	4,978		26,000	1,589
Lewis W. Coleman	6,028	(2)	12,000	4,605
Vic Fazio	3,302		15,000	2,399
Phillip Frost	49,377	(3)	25,000	1,234
Charles R. Larson	1,586		12,000	225
Philip A. Odeen	9,208	(4)	113,140	3,112
Aulana L. Peters	10,430		24,000	1,660
Kevin W. Sharer	2,294		3,000	1,078
John Brooks Slaughter	2,976		23,094	0
Named Executive Officers
Ronald D. Sugar (5)	148,100	(6)	205,000	0
Charles H. Noski (7)	14,901	(8)	25,500	1,454
Robert P. Iorizzo	40,824		43,500	0
Donald C. Winter	14,474		63,574	3,715
W. Burks Terry	46,147		103,296	3,512
Directors and Executive Officers as a Group (26 persons)	611,371		1,407,721	39,322

(1)	Share equivalents for directors represent non-voting deferred stock units acquired under the 1993 Directors’ Plan which are paid out in shares of Common Stock at the conclusion of a director-specified deferral period. 2,807 share equivalents for Mr. Odeen are held with pass-through voting rights in the Northrop Grumman Savings and Investment Plan. The Named Executive Officers also hold share equivalents with pass-through voting rights in the Northrop Grumman Savings and Investment Plan.

(2)	These shares are held in the Coleman Family Trust of which Mr. Coleman and his spouse are trustees.

(3)	41,922 shares are held in the Frost Gamma Investments Trust of which Dr. Frost is trustee.

(4)	4,286 shares are held in the Odeen Charitable Retirement Unitary Trust of which Mr. Odeen is trustee.

(5)	Dr. Sugar is also Chairman of the Board.

(6)	25,008 shares are held in the R. D. Sugar Revocable Trust of which Dr. Sugar is trustee.

(7)	Mr. Noski resigned as Corporate Vice President and Chief Financial Officer effective March 4, 2005 and will not stand for election at the 2005 Annual Meeting of Stockholders.

(8)	These shares are held in the Charles H. Noski and Lisa J. Noski Revocable Trust of which Mr. Noski and his spouse are trustees.

PROPOSAL ONE: ELECTION OF DIRECTORS

The Company’s Certificate of Incorporation provides for a classified Board of Directors. Two directors in Class II will be elected at the 2005 Annual Meeting to hold office for three years until the 2008 Annual Meeting of Stockholders or until their successors have been elected and qualified. If the stockholders approve Proposal Three, the Restated Certificate of Incorporation will provide that, in future years, as directors’ current terms expire, all directors will be elected each year at the annual meeting of stockholders. If this amendment is approved, present directors, including the directors elected at the 2005 Annual Meeting of Stockholders would continue to serve for their elected terms. However, beginning with the 2006 Annual Meeting of Stockholders, directors would be elected annually for a term expiring at the next annual meeting or until their successors are elected and qualified. Thus, by the 2008 Annual Meeting of Stockholders, all directors would be elected annually for a term expiring at the next annual meeting or until their successors are elected and qualified.

Unless instructed otherwise, the persons named in the accompanying proxy will vote the shares represented by such proxy for the election of the two Class II Director Nominees listed in the table below. Each of the two Class II Director Nominees has consented to serve, and the Board does not know of any reason why either of them would be unable to serve. If a nominee becomes unavailable or unable to serve before the Annual Meeting (for example, due to serious illness), the Board can either reduce its size or designate a substitute nominee. If any nominee becomes unavailable for election to the Board of Directors, an event which is not anticipated, the persons named as proxies have full discretion and authority to vote or refrain from voting for any other nominee in accordance with their judgment.

The following information, furnished with respect to each of the two nominees for election as a Class II director, and each of the four Class I and four Class III directors, is obtained from the Company’s records or from information furnished directly by the individual to the Company. All the nominees are presently serving on the Board of Directors. Dr. Frost and Dr. Slaughter are standing for reelection by the shareholders. The Company revised its mandatory retirement policy for directors and under this new policy, Dr. Slaughter will serve an additional year and retire at the 2006 Annual Meeting.

NOMINEES FOR DIRECTOR — CLASS II

PHILLIP FROST, 68. Chairman of the Board and Chief Executive Officer, IVAX Corporation, a pharmaceutical company. Director since 1996

Dr. Phillip Frost has served as Chairman of the Board of Directors and Chief Executive Officer of IVAX Corporation since 1987. He was Chairman of the Department of Dermatology at Mt. Sinai Medical Center of Greater Miami, Miami Beach, Florida from 1972 to 1990. Dr. Frost was Chairman of the Board of Directors of Key Pharmaceuticals, Inc. from 1972 to 1986. He is Trustee of the University of Miami, Trustee of the Scripps Research Institute, and is a member of the Board of Governors of the American Stock Exchange. Dr. Frost is a director of Continucare Corporation, IVAX Diagnostics, Inc. and Ladenburg Thalmann & Co. Inc.

JOHN BROOKS SLAUGHTER, 71. President and Chief Executive Officer, National Action Council for Minorities in Engineering, Inc. Director since 1993

Dr. John Brooks Slaughter has been President and Chief Executive Officer of the National Action Council for Minorities in Engineering since June 2000. From August 1999 to May 2000, he held the position of Melbo Professor of Leadership in Education at the University of Southern California, a position he assumed in August 1999. From 1988 to July 1999, Dr. Slaughter was President of Occidental College in Los Angeles and from 1982 to 1988 he was Chancellor of the University of Maryland College Park. Prior positions have included Director of the National Science Foundation, Academic Vice President and Provost of Washington State University and Assistant Director for Astronomics, Atmospherics, Earth and Ocean Sciences at the National Science Foundation. Dr. Slaughter is a member of the National Academy of Engineering, a fellow of the American Academy of Arts and Sciences and is a director of Solutia, Inc. and International Business Machines Corporation.

Vote Required

The vote of a plurality of the shares of Common Stock voting at the Annual Meeting is required for the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE TWO NOMINEES FOR DIRECTOR LISTED ABOVE.

CONTINUING DIRECTORS — CLASS I

LEWIS W. COLEMAN, 63. Former President, Gordon and Betty Moore Foundation, an environmental, educational and scientific research foundation. Director since 2001

Mr. Lewis W. Coleman served as President of the Gordon and Betty Moore Foundation from January 2001 to July 2004. He served as Chairman of Banc of America Securities, LLC, a subsidiary of Bank of America Corporation from December 1995 to December 2000. Prior to that, he spent ten years at BankAmerica Corporation where he held various positions including Chief Financial Officer, head of World Banking Group and head of Capital Markets. Previous to that he spent thirteen years with Wells Fargo & Co. in a variety of wholesale and retail banking positions. He currently serves as Trustee of the Gordon and Betty Moore Foundation, and the Institute of International Studies, and as a Trustee and Vice Chairman of Conservation International. Mr. Coleman serves on the Board of Directors of Chiron Corporation, Regal Entertainment Inc. and Dream Works SKG.

PHILIP A. ODEEN, 69. Chairman of the Board, Reynolds and Reynolds Company, an automotive software company. Director since 2003

Mr. Philip A. Odeen was named Chairman and Acting Chief Executive Officer of the Reynolds and Reynolds Company on July 7, 2004 and on February 1, 2005 became non-executive Chairman. Previously, he had served as non-employee Chairman and a director of TRW Inc. from February 2002 until December 2002. From 2000 to 2002, he was Executive Vice President, Washington Operations of TRW and from 1998 to 2000 he was Executive Vice President and General Manager, TRW Systems & Information Technology. Mr. Odeen joined TRW in 1997 when it acquired BDM International, Inc. where he had served as President, Chief Executive Officer and director from 1992 to 1997. Previously, Mr. Odeen was Vice Chairman, Management Consulting Services at Coopers & Lybrand after serving 13 years as managing partner of the firm’s public sector practice. He has served in senior positions with the Office of the Secretary of Defense and the National Security Council staff and was principal Deputy Assistant Secretary of Defense (Systems Analysis). Mr. Odeen has chaired the National Defense Panel and is a member and former vice chairman of the Defense Science Board and is a member of the Chief of Naval Operations Executive Panel. He is a director of Avaya Inc., Convergys Corp., and the AES Corporation.

AULANA L. PETERS, 63. Retired Partner, Gibson, Dunn & Crutcher. Director since 1992

Ms. Aulana L. Peters is a retired partner of the law firm of Gibson, Dunn & Crutcher where she was a partner from 1980 to 1984 and 1988 to December 2000. From 1984 to 1988, she served as a Commissioner of the Securities and Exchange Commission. From January 2001 to April 2002, Ms. Peters served as a member of the Public Oversight Board of the American Institute of Certified Public Accountants. Ms. Peters has also served as a member of the Financial Accounting Standards Board Steering Committee for its Financial Reporting Project and as a member of the Public Oversight Board’s Panel on Audit Effectiveness. Currently Ms. Peters serves on the U.S. Comptroller General’s Accountability Advisory Council and the Public Interest Oversight Board. Ms. Peters is a director of 3M Corporation, Merrill Lynch & Co., Inc. and Deere & Company.

KEVIN W. SHARER, 56. Chairman, Chief Executive Officer and President, Amgen Inc., a biotechnology company. Director since 2003

Mr. Kevin W. Sharer has served as Chairman of the Board of Amgen since December 2002 and as chief executive officer since May 2000. Mr. Sharer joined Amgen in 1992 as president, chief operating officer and member of the board of directors. Before joining Amgen, Mr. Sharer was executive vice president and president of the Business Markets Division at MCI Communications. Prior to MCI, he served in a variety of executive capacities at General Electric, and was a consultant for McKinsey & Company. He is chairman of the board of trustees of the Los Angeles County Museum of Natural History, is a member of The Business Council, and serves on the board of directors of the U.S. Naval Academy Foundation. Mr. Sharer also serves on the board of directors of 3M Corporation and Unocal Corporation.

CONTINUING DIRECTORS — CLASS III

JOHN T. CHAIN, JR., 70. General, United States Air Force (Ret.) and Chairman of the Board, Thomas Group, a management consulting company. Director since 1991

General John T. Chain, Jr. has been Chairman of Thomas Group, Inc. since May 1998 and has been a member of the Board of Directors of Thomas Group since May 1995. He also served as the President of Quarterdeck Equity Partners, Inc. from December 1996 to December 2002. He served as Special Assistant to the Chairman of Burlington Northern Santa Fe Corporation from November 1995 to March 1996, and as an Executive Vice President of Burlington Northern from 1991 to 1995. During his military career, General Chain’s commands included military assistant to the Secretary of the Air Force, Director of Politico-Military Affairs, Department of State and Chief of Staff of Supreme Headquarters Allied Powers Europe. After serving as Commander in Chief, Strategic Air Command, he retired from the Air Force in February 1991. General Chain serves as a director of Reynolds American, Inc., Kemper Insurance Company and ConAgra Foods, Inc.

VIC FAZIO, 62. Senior Partner, Clark & Weinstock, a consulting firm. Director since 2000

Mr. Vic Fazio became a senior partner at Clark & Weinstock, a strategic communications consulting firm in 1999, after serving as a Member of Congress for 20 years representing California’s third congressional district. During that time he served as a member of the Armed Services, Budget and Ethics Committees and was a member of the House Appropriations Committee where he served as Subcommittee Chair or ranking member for 18 years. Mr. Fazio was a member of the elected Leadership in the House from 1991-1998 including four years as Chair of his Party’s Caucus, the third ranking position. From 1975 to 1978, Mr. Fazio served in the California Assembly and was a member of the staff of the California Assembly Speaker from 1971 to 1975. He is a member of numerous boards including The California Institute, Coro National Board of Governors, the Campaign Finance Institute, the Faith & Politics Institute, the Bryce Harlow Foundation and the U.S. Capitol Historical Society. Mr. Fazio serves as a member of the Board of Governors of the American Stock Exchange.

CHARLES R. LARSON, 68. Admiral, United States Navy (Ret.). Director since 2002

Admiral Charles R. Larson has served as a consultant on defense, foreign policy and education issues to government and industry since retiring from the United States Navy in 1998. He served as commander in the Pacific from 1991 to 1994, where he was responsible for 350,000 personnel and the readiness of all U.S. forces in the theater. He was the first naval officer selected to be a White House Fellow and also served as Naval Aide to the President of the United States. He was Superintendent of the U.S. Naval Academy, first from 1983 to 1986, and again from 1994 to 1998. During his naval career as a qualified nuclear engineer, he had several years experience in naval and commercial shipyards, including submarine construction and reactor defueling. His decorations include the Defense Distinguished Service Medal and seven Navy Distinguished Service Medals. Admiral Larson is a director of Esterline Technologies Corporation and Edge Technologies, Inc. He also serves on the boards of The Atlantic Council and Anne Arundel Health Systems, Inc.

RONALD D. SUGAR, 56. Chairman, Chief Executive Officer and President, Northrop Grumman Corporation Director since 2001

Dr. Ronald D. Sugar was elected Chairman of the Board of Northrop Grumman effective October 1, 2003. He was named the Chief Executive Officer effective April 1, 2003, after having served as President and Chief Operating Officer since September 2001. He served as President and Chief Executive Officer of Litton Industries, Inc. when it became a subsidiary of Northrop Grumman in April 2001, and was also elected Corporate Vice President and a member of the Board of Directors of Northrop Grumman at that time. He joined Litton Industries as President and Chief Operating Officer in June 2000 and was elected to the Board of Directors of Litton Industries in September 2000. Dr. Sugar served as President and Chief Operating Officer of TRW Aerospace & Information Systems and as a Member of the Chief Executive Office of TRW, Inc. from October 1998 to June 2000. He joined TRW in 1981 and served as Executive Vice President and Chief Financial Officer from 1994 to 1996 and Executive Vice President and General Manager of the TRW Automotive Electronics Group from 1996 to 1998. He is Vice Chairman of the Aerospace Industries Association and is a Trustee of the Association of the United States Army, the Los Angeles Philharmonic Association, the University of Southern California, and the Boys and Girls Clubs of America.

COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors has Audit, Compensation and Management Development, Nominating and Corporate Governance, Finance and Compliance, Public Issues and Policy Committees. The membership of these committees is usually determined at the organizational meeting of the Board held in conjunction with the Annual Meeting. Each of the Audit, Compensation and Management Development, Nominating and Corporate Governance and Compliance, Public Issues and Policy Committees is composed entirely of independent directors under SEC and NYSE rules, as applicable. The membership of each committee is as follows, with the chairperson listed first:

Audit	Compensation and Management Development	Nominating and Corporate Governance	Finance	Compliance, Public Issues and Policy
John Brooks Slaughter Lewis W. Coleman Vic Fazio Charles R. Larson Aulana L. Peters	John T. Chain, Jr. Lewis W. Coleman Phillip Frost Philip A. Odeen* Kevin W. Sharer	Phillip Frost John T. Chain, Jr. Vic Fazio Charles R. Larson Aulana L. Peters	Lewis W. Coleman John T. Chain, Jr. Phillip Frost Philip A. Odeen Kevin W. Sharer	Aulana L. Peters Vic Fazio Charles R. Larson Philip A. Odeen* John Brooks Slaughter

*	As of February 3, 2005.

Audit Committee

The Audit Committee meets periodically with management and with both the Company’s independent auditors and the Company’s internal auditor to review audit results and the adequacy of and compliance with the Company’s system of internal controls. In addition, the Audit Committee appoints or discharges the Company’s independent auditors, and reviews and approves auditing services and non-prohibited non-audit services to be provided by the independent auditors to evaluate the impact of undertaking such added services on the independence of the auditors. The responsibilities of the Audit Committee are more fully described in the Audit Committee Report on page 25 and the Audit Committee Charter which is Exhibit A. This charter can also be found on the Company’s website (www.northropgrumman.com) and is available in print to any shareholder who requests it. The Board of Directors has determined that all members of the Audit Committee are financially literate. Further, the Board has determined that Mr. Coleman and Ms. Peters possess accounting or related financial management expertise within the meaning of the NYSE listing standards and that each qualify as an “audit committee financial expert” as defined under applicable SEC rules. Mr. Coleman and Ms. Peters each serve on three other public companies’ audit committees. The Board of Directors has determined that service on three other audit committees does not impair Mr. Coleman’s or Ms. Peters’ ability to serve effectively on the Company’s Audit Committee and that the expertise and experience of these individuals is invaluable to the Audit Committee. The Audit Committee held eleven meetings in 2004.

Compensation and Management Development Committee

The Compensation and Management Development Committee (the “Compensation Committee”) recommends to the Board of Directors the base salary and incentive compensation of the Chief Executive Officer and President and takes final action with respect to base salary and incentive compensation for the other elected officers and key employees. It reviews the Company’s compensation policies and management actions to assure the succession of qualified officers. The Compensation Committee also establishes the Company’s annual performance objectives under the incentive compensation plans and recommends to the Board of Directors the amounts to be appropriated for awards under such plans. The Compensation Committee grants awards under and administers the Company’s Stock Plans (as defined below) and recommends to the Board of Directors all compensation plans in which Company officers are eligible to participate. The responsibilities of the Compensation Committee are more fully described in the Compensation Committee Charter which can be found on the Company’s website (www.northropgrumman.com) and is available in print to any shareholder who requests it. The Compensation and Management Development Committee held seven meetings in 2004.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee employs a third party search firm to assist it in identifying candidates for director. The Committee also receives suggestions for director candidates from Board Members. The Committee then reviews candidates to serve as directors, consistent with criteria approved by the Board, and recommends to the Board of Directors nominees for election. The activities and associations of candidates are reviewed for any legal impediment, conflict of interest or other consideration that might prevent service on the Board of Directors. Each candidate must be willing to submit to the background check necessary for obtaining a top secret clearance that is a requirement for continued Board membership. In evaluating candidates, the Committee also considers the integrity and reputation of the individual as well as the particular skills and experience most beneficial to the Board at that time. In making its selection, the Committee bears in mind that the foremost responsibility of a Northrop Grumman director is to represent the interests of the stockholders as a whole.

The Committee will consider nominees recommended by stockholders if such nominations have been submitted in writing, accompanied both by a description of the proposed nominee’s qualifications and an indication of the consent of the proposed nominee and relevant biographical information. The recommendation should be addressed to the Nominating and Corporate Governance Committee in care of the Secretary of the Company. The Company will evaluate candidates recommended by stockholders in the same manner as candidates identified by the Committee. The Company has not had any director candidates put forward by a shareholder or group of shareholders who beneficially owned more than five percent of the Company’s stock for at least one year.

The Committee also reviews matters involving corporate governance in general, oversees the evaluation of the board and makes recommendations to the Board of Directors for action. The responsibilities of the Nominating and Corporate Governance Committee are more fully described in the Committee Charter which can be found on the Company’s website (www.northropgrumman.com) and is available in print to any shareholder who requests it. The Nominating and Corporate Governance Committee held three meetings in 2004.

Finance Committee

The Finance Committee considers and makes recommendations for final action by the Board on capital structure, contracts, programs, acquisitions, mergers or divestments of an unusual or material nature. As part of its capital structure responsibilities, the Finance Committee reviews and makes recommendations concerning proposed dividend actions and issuance or redemption of debt or equity securities. In addition, the Finance Committee reviews the investment performance of the employee benefit plans, capital asset requirements and short-term investment policy when appropriate. The Finance Committee held seven meetings in 2004.

Compliance, Public Issues and Policy Committee

The Compliance, Public Issues and Policy Committee reviews and monitors the Northrop Grumman Employees Political Action Committee and makes policy and budget recommendations to the Board on proposed charitable contributions and aid to higher education. The Committee reviews and monitors the Company’s policies and programs for ethics and business conduct, equal opportunity and diversity plans and programs, and environmental, health and safety policies and procedures. This Committee also reviews and approves the Company’s policy for engaging the services of consultants and commission agents. The Compliance, Public Issues and Policy Committee held five meetings in 2004.

BOARD AND COMMITTEE MEETINGS

During 2004, the Board held eleven meetings and the committees described above held 33 meetings. Each director attended at least 75% of the total number of board and committee meetings he or she was eligible to attend. Board members are expected to attend the Annual Meeting of Stockholders except where the failure to attend is due to unavoidable circumstances. All members of the Board of Directors attended the 2004 Annual Meeting.

2004 Compensation of Non-Employee Directors

Director	Annual Board Retainer ($)	Annual Committee Chairman Retainer ($)	Board Meeting Fees ($)	Committee Meeting Fees ($)	Total ($)
John T. Chain, Jr.	50,000	5,000	10,000	15,000	80,000

Lewis W. Coleman	50,000	5,000	11,000	30,500	96,500

Vic Fazio	50,000		9,000	21,000	80,000

Phillip Frost	50,000	5,000	10,000	13,000	78,000

Charles R. Larson	50,000		11,000	24,500	85,500

Philip A. Odeen	50,000		10,000	7,000	67,000

Aulana L. Peters	50,000	5,000	10,000	24,500	89,500

Kevin W. Sharer	50,000		7,000	13,000	70,000

John B. Slaughter	50,000	7,500	10,000	20,000	87,500

COMPENSATION OF DIRECTORS

During 2004, the Company paid each director, who had served the full year, an annual retainer of $50,000 and each committee chairperson a retainer of $5,000, with the exception of the Audit Committee Chairperson, who received an annual retainer of $7,500. The per meeting fee for Audit Committee members was $1,500 for each Audit Committee meeting attended and the per meeting fees for other committee meetings and Board meetings was $1,000. Any director who performs extraordinary services for the Board at the request of the Chairman of the Board or the chairperson of a committee is paid $1,000 per day. Directors are reimbursed for all reasonable expenses in attending these meetings and in performing extraordinary services. Directors who are employees of the Company do not receive any compensation for their service as directors.

The 1993 Directors’ Plan provides that 30% of the retainer earned by each director is paid in shares of Common Stock, issued following the close of the fiscal year. In addition, directors may defer payment of all or a portion of their remaining retainer fees, committee chairperson retainer fees and/or Board and committee meeting fees. Deferred compensation may either be distributed in shares of Common Stock, issued after the close of the fiscal year, or placed in a stock unit account until the conclusion of a director-specified deferral period, generally for a minimum of two years from the time the compensation is earned. All deferral elections must be made prior to the beginning of the year for which the retainer and fees will be paid. Directors are credited with dividend equivalents in connection with the shares of Common Stock, which are distributed early in the year following the year earned or deferred into the stock unit account at their election.

The 1995 Stock Option Plan for Non-Employee Directors, as amended, provides for the annual grant of options to each non-employee director to purchase 1,500 shares of Common Stock (adjusted to 3,000 with the 2 for 1 stock dividend paid on June 21, 2004) with an exercise price equal to the fair market value of the Common Stock on the grant date. On May 21, 2004, each non-employee director received an automatic grant of options to purchase 1,500 shares of Common Stock with an exercise price of $100.05 per share (adjusted to 3,000 shares with an exercise price of $50.03 with the 2 for 1 stock dividend). The options are immediately exercisable on the grant date and have a term of ten years. If the individual ceases to serve as a director, the options continue to be exercisable for the lesser of five years or the expiration of the original term of the options. If termination is for cause, the options terminate when the director ceases to serve.

Under the Northrop Grumman Non-Employee Directors Equity Participation Plan (the “Equity Plan”) outside directors have an amount equal to 50% of their annual retainer credited to an equity participation account and converted into stock units based on the then fair market value of the Common Stock. Each stock unit will be credited with dividend equivalents, which will be deemed reinvested in additional stock units. Each outside director who terminates service after three or more years of service shall be entitled to receive cash payments from the equity participation account in a number of annual installments equal to the number of years for which benefits have been accrued (not to exceed ten), each installment to be in an amount equal to the dollar value of the equity participation account based on Common Stock value as of the date of determination of the installment payment, divided by the number of installments then remaining to be paid. An outside director could also receive a benefit under the Equity Plan if:

(1) He or she terminated service on the Board for the sole purpose of pursuing or accepting a position (whether appointed, elected, or otherwise) with a federal, state, or local government entity or for some other purpose that is determined by the Company to constitute public service; and

(2) He or she recommenced service on the Board as an outside director within a reasonably practicable period following the termination of, or termination of the pursuit of, the governmental or public service position and the participant’s total service before and after the termination and recommencement of service on the Board, when aggregated, equals at least three years of service.

Upon a change in control (as defined in the Equity Plan) benefits under the Equity Plan immediately vest. The Board of Directors believes that the Equity Plan further aligns the interests of the directors with the interests of the stockholders by making this part of the directors’ benefits dependent upon the value of the Common Stock. All the non-employee directors participate in the Equity Plan.

Related Transactions

Dr. Slaughter is President and Chief Executive Officer of The National Action Council for Minorities in Engineering (“NACME”). In 2004, the Northrop Grumman Foundation donated $100,000 to NACME, which is less than two percent (2%) of NACME’s consolidated gross revenue. This donation was made through the normal charitable contribution process and was allocated solely to student scholarship support, research related activities and major K-12 initiatives.

Admiral Larson’s son-in-law, Laurence C. Datko was hired by the Company at its Electronic Systems sector as a Program Manager on July 7, 2004 following a 20 year military career. Mr. Datko’s annual salary is $100,000, and in 2004 he earned $48,483 in salary and received a $10,000 signing bonus.

Mr. Datko is an adult who does not live in the same household as Admiral Larson. He is compensated according to standard Company practices and is not an executive officer. The Board of Directors reviewed the circumstances surrounding the hiring of Mr. Datko and determined that Admiral Larson does not have any direct or indirect material interest in the employment relationship of his son-in-law.

The Board does not consider either of the above described transactions to be “material relationships” with the Company that would preclude a finding of independence under NYSE rules.

Compensation Committee Interlocks and Insider Participation

Mr. Sharer is a member of the Company’s Compensation and Management Development Committee.

Mr. Sharer’s daughter, Heather De Roos was hired as a Human Resources Representative at the Company’s Space Technology sector on December 20, 2004 after having worked as a contract employee. She was paid $2,500 in 2004 as a Company employee and $50,785 for the period of April 17, 2004 through December 19, 2004 when she was a contract employee. Her annual salary is $73,008.

Ms. De Roos is an adult who does not live with her father. She is compensated according to standard company practices and is not an executive officer. The Board of Directors reviewed the circumstances surrounding the hiring of Ms. De Roos and determined that Mr. Sharer does not have any direct or indirect material interest in the employment relationship of his daughter.

No member of the Compensation and Management Development Committee had a relationship with any other company that requires disclosure as a “Compensation Committee interlock” as that term is described by the Securities and Exchange Commission.

The Board does not consider the above described transactions to be a “material relationship” with the Company that would preclude a finding of independence under NYSE rules.

Certain Indemnification Agreements

The Company has entered into Indemnification Agreements with each of the directors and executive officers. Under the Indemnification Agreements, the Company has agreed to hold harmless and indemnify each indemnitee generally to the full extent permitted by the Delaware General Corporation Law and against all expenses, liabilities and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) incurred in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative to which the indemnitee is made a party by reason of the fact that the indemnitee is or was a director or officer of the Company or any other entity at the Company’s request, provided however, that the indemnitee acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Company. The indemnity does not cover liability if a court determines such indemnification is not lawful. In addition, our bylaws provide indemnification to all our officers and directors to essentially the same extent as provided in the indemnification agreements.

INDEPENDENCE OF THE DIRECTORS

The Board of Directors is currently composed of eleven directors, nine of whom the Board has determined meet the NYSE definition of independence. The standards relied upon by the Board in affirmatively determining whether a director is independent are comprised, in part, of those objective standards set forth in the NYSE rules, which generally provide that

•	A director who is an employee, or whose immediate family member (defined as a spouse, parent, child, sibling, father- and mother-in-law, son- and daughter-in-law, brother- and sister-in-law and anyone, other than a domestic employee, sharing the director’s home) is an executive officer of the Company, would not be independent until three years after the end of such relationship.

•	A director who receives, or whose immediate family member receives as an executive officer of the Company, more than $100,000 per year in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior services (provided such compensation is not contingent in any way on continued service) would not be independent until three years after ceasing to receive such amount.

•	A director who is affiliated with or employed by, or whose immediate family member is affiliated with or employed in a professional capacity by, a present or former internal or external auditor of the Company would not be independent until three years after the end of the affiliation or the employment or auditing relationship.

•	A director who is employed, or whose immediate family member is employed, as an executive officer of another company where any of the Company’s present executives serve on the other company’s compensation committee would not be independent until three years after the end of such service or employment relationship.

•	A director who is an executive officer or an employee, or whose immediate family member is an executive officer of a company that makes payments to, or receives payments from, the Company for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues, would not be independent until three years after falling below such threshold.

In addition to these NYSE standards, the Board adopted the following categorical standards:

A director may be deemed not to have a material relationship with the Company if he or she:

•	Has not within the prior three years been a director, executive officer or trustee of a charitable organization that received annual contributions from the Company exceeding the greater of $1 million, or 2% of the charitable organization’s annual gross revenues, where the gifts were not normal matching charitable gifts, did not go through normal corporate charitable donation approval processes or were made “on behalf of” a Company director;

•	Has not within the prior three years been employed by, a partner in or otherwise affiliated with any law firm or investment bank retained by the Company;

•	Has not within the prior three years owned, and has no immediate family member who owned, either directly or indirectly as a partner, shareholder or officer of another company, more than 5% of the equity of an organization that has a business relationship with (including significant purchasers of goods or services), or more than 5% ownership interest in, the Company.

The Board of Directors, in applying the standards described above, has affirmatively determined that the following directors, which constitute more than a majority of the Company’s directors, meet the independence requirements of the NYSE as well as the additional categorical standards adopted by the Board and thus are independent:

John T. Chain, Jr.

Lewis W. Coleman

Vic Fazio

Phillip Frost

Charles R. Larson

Philip A. Odeen

Aulana L. Peters

Kevin W. Sharer

John B. Slaughter

GOVERNANCE OF THE COMPANY

The primary responsibility of the Board of Directors is to foster the long-term success of the Company, consistent with representing the interests of the shareholders. In accordance with this philosophy, the Board of Directors has adopted Principles of Corporate Governance that reinforce the Company’s values by promoting responsible business practices and good corporate citizenship. These principles are reviewed by the Board of Directors on an annual basis, can be found in their entirety on the Company’s website (www.northropgrumman.com), and are available in print to any shareholder who requests them.

At all times at least sixty percent of the Company’s Board of Directors is composed of independent directors, and the following Committees are always composed solely of independent directors:

•	Audit

•	Nominating and Corporate Governance

•	Compliance, Public Issues and Policy

•	Compensation and Management Development

The Board of Directors and each of the committees are authorized to engage outside advisors whenever deemed appropriate by the Board or a committee.

The Nominating and Corporate Governance Committee, with input from the Chairman, CEO and President and from independent consultants, considers and makes recommendations to the Board concerning the appropriate size and composition of the Board. Candidates are selected based on their qualifications, character, judgment, integrity and experience, and other relevant criteria including the needs of the Board at that particular time. Final approval of a candidate is determined by the full Board.

Each director is expected to notify the Chairman, CEO and President and the Chairman of the Nominating and Corporate Governance Committee when he or she terminates or assumes a position as director of a public company. The Committee will consider the facts and make whatever recommendation is appropriate to the full Board.

All new directors receive an orientation which is individually designed for each director taking into account his or her experience, background, education, and committee assignments. This orientation includes one-on-one meetings with senior management and extensive written materials on the Company and its various products and operations. Board members are encouraged to attend continuing education programs and in 2004 several board members attended director education programs or participated as panelists at conferences on corporate governance matters.

The Company has a retirement policy whereby directors will retire at the annual meeting following his or her 72nd birthday.

Directors should not serve on more than five other boards of public companies in addition to the Company’s Board without the approval of the Chairman of the Nominating and Corporate Governance Committee. A director who is a full time employee of the Company may not serve on the board of more than two other public companies unless approved by the Board. Directors should advise the Chairman of the Board and the Chairman of the Nominating and Corporate Governance Committee prior to accepting an invitation to serve on another board.

When a director’s principal occupation or business association changes substantially during his or her tenure as a director, that director shall tender his or her resignation for consideration by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will recommend to the Board the action, if any, to be taken with respect to the resignation.

The Board holds meetings at various company locations on a regular basis to provide the directors with an in-depth review of the business at that location, a first-hand view of the operations and an opportunity to interact with management at those sites.

On an annual basis, the Board of Directors holds an extended meeting to review the Company’s long-term strategy for each of its businesses, as well as for the Company as a whole.

The non-management members of the Board meet in executive session on a regular basis and the independent directors meet in executive session at least annually. John T. Chain, Jr. serves as the presiding director of the executive sessions.

The Audit Committee meets in executive session with the independent auditors on a regular basis and with other members of senior management as requested by the Audit Committee. All other committees are given the opportunity to meet in executive session as they deem necessary.

The Board of Directors, with recommendations from the Nominating and Corporate Governance Committee, appoints the members and chairs of the committees. These appointments are based on an analysis of the skills, experience and other qualities of each individual director in relation to the requirements of the particular committee. Committee membership is reviewed annually and members may be rotated as appropriate.

To encourage directors to have a direct and material cash investment in shares of common stock of the Company, the Board adopted stock ownership guidelines, that recommend directors hold shares of the Company equal in market value to three times the annual retainer, to be achieved within five years of joining the Board.

Non-employee directors are required to receive at least thirty percent of their annual retainer in Company stock and are permitted to defer the remainder of their retainer, as well as any committee meeting fees or chair retainer fees, to be paid in Company stock at a later date.

The Nominating and Corporate Governance Committee reviews and recommends to the Board non-employee director compensation. The Committee consults with outside advisors to ensure that the form and amount are appropriate for attracting quality individuals to serve on the Board.

Every year the Board of Directors conducts an assessment of its performance and discusses any resulting recommendations.

Senior members of management are invited to make presentations to the Board or committees to provide management insight into items being discussed by the Board or committees and to bring managers with high potential into contact with the Board. In addition, Board members have free access to all other members of management and employees of the Company.

The Board of Directors believes that ensuring continuity of leadership is critical to the success of the Company. Therefore, processes are in place to:

•	Annually evaluate the CEO based on a specific set of performance objectives;

•	Annually provide the Compensation and Management Development Committee with an assessment of persons considered potential successors to certain management positions. The results of these reviews are reported to and discussed with the Board; and

•	Ensure continuity of top leadership, including CEO succession.

The chairman and chief executive officer establishes the agenda for each Board meeting. Any other member of the Board is free to suggest the addition of any other items. The chairs of the committees coordinate committee meeting agendas with appropriate members of management. Other committee members are free to suggest additional agenda items.

The Company complies with and will operate in a manner consistent with laws prohibiting extension of credit in the form of a personal loan to or for its directors and executive officers.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Interested parties may communicate with any of our directors, the non-management directors as a group or the full Board as a group by writing to them

c/o Secretary of the Corporation

Northrop Grumman Corporation

1840 Century Park East

Los Angeles, California 90067

The Corporate Secretary will forward the communication to the director to whom it is addressed or to the Chairman of the Compensation and Management Development Committee if addressed to the Board of Directors.

The Sarbanes-Oxley Act of 2002 requires the Audit Committee of the Board of Directors to establish procedures to receive employees’ confidential or anonymous concerns regarding questionable accounting or auditing matters. Any employee with a concern about a financial accounting or auditing matter can write directly to:

Chair, Audit Committee

Northrop Grumman Board of Directors

c/o Corporate Ethics Office

1840 Century Park East

Los Angeles, CA 90067

Mail will be delivered unopened to the Chair of the Audit Committee.

CODE OF ETHICS

A copy of our Standards of Business Conduct, which applies to the Chief Executive Officer, Chief Financial Officer and all our employees, can be found on our website (www.northropgrumman.com). A copy of the Company’s Code of Ethics is available to any shareholder who requests it by writing to

c/o Secretary of the Corporation

Northrop Grumman Corporation

1840 Century Park East

Los Angeles, California 90067

The Company will disclose amendments to provisions of this code by posting such amendments on its website. In addition, any waivers of the Code for directors or executive officers of the Company will be disclosed in a report on Form 8-K.

REPORT OF THE COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE

The Compensation Committee of the Board of Directors (the “Compensation Committee”) has furnished the following report on executive compensation applicable to employees elected as executive officers of the Company. The Compensation Committee is comprised exclusively of independent directors.

Compensation Philosophy

The Company’s executive compensation program is designed to promote recruitment and retention of key employees with exceptional ability and to motivate their superior performance. It is comprised of linked plans that encourage and reward participants for achieving outstanding performance, financial results exceeding specific thresholds, and long-term prosperous growth.

It is the Committee’s philosophy that successful accomplishment of business goals in both annual operating performance and improved stockholder value should produce significant individual rewards and that failure to attain business goals should negatively affect executives’ pay. Overall, three-quarters of each executive officer’s compensation is at risk and dependent on Company and individual performance.

A key component of our philosophy is to promote alignment of management and stockholder interests through the Company’s Long Term Incentive Stock Plan that provides equity based rewards commensurate with improvement in shareholder value.

Base salaries of executives are targeted at a competitive market median on a job-by-job basis with individual variations explained by differences in experience, skills and sustained performance. Annual incentive compensation and long-term incentive stock compensation targets vary with individual job level, scope and overall influence on the Company’s business results. Actual awards paid are based on the Committee’s assessment of individual and Company performance against its formal business goals.

Deductibility of Compensation

Section 162(m) of the Internal Revenue Code (“Code”) generally limits the tax deduction to $1 million for compensation paid to the corporation’s chief executive officer (“CEO”) and the four other most highly compensated executive officers. Qualifying performance-based compensation is not subject to the deduction limit. Incentive compensation over $1 million paid under the Incentive Compensation Plan that was approved by the stockholders in May 2002 should be deductible.

Measuring Company Performance

Consistent with the Company’s business plan, management of each business sector submitted for assessment an Annual Operating Plan containing Financial and Supplemental Goals together with defined performance measures and numerical weights for 2004.

•	Financial Goals focus on operating earnings, cash flow and stockholder value metrics.

•	Supplemental Goals focus on such factors as customer satisfaction, new product development, new business initiatives, productivity, quality improvement, workplace diversity, employee management, leadership development, and environmental management.

In February 2004, the Committee reviewed and approved the CEO’s written proposal of goals and weights for Performance Measurement Factors. (Performance highlights for 2004 can be found below in Chief Executive Officer Compensation.)

For Performance Year 2004, the Compensation Committee established Performance Measurement Factors and weights in order to judge the Company’s performance and that of its executive officers for determining annual incentive bonuses:

•	Stockholder Value Creation (60%)

•	Net Debt Reduction (20% )

•	Supplemental Goals (20%)

Determining Competitive Compensation

In determining base salaries and incentive compensation for the named executive officers and all elected officers, the Committee utilized the consulting services of Hewitt Associates to assess the compensation competitiveness (including each major element of executive compensation) against a set of peer companies approved by the Committee that include firms comprising the aerospace and defense group (depicted in the performance graph in the Shareowner Return Performance Presentation following this Report) and other companies of similar size and complexity with whom the Company competes for management talent.

Establishing Executive Compensation

The Company’s executive compensation program includes the following linked elements:

•	Base Salary

•	Annual Incentive Compensation

•	Long-Term Incentive Compensation

Base Salary

In February 2004, the Compensation Committee reviewed and approved the CEO’s base salary recommendations for executive officers (other than the CEO). Separately and independently, the Committee reviewed the CEO’s base salary, giving consideration to competitive compensation data provided by its independent consultant and its assessment of the CEO’s performance. The independent directors of the Board approved the Compensation Committee’s salary recommendation for the CEO.

Annual Incentive Compensation

Named executive officers are eligible for incentive compensation annually under the Company’s stockholder-approved 2002 Incentive Compensation Plan. The Committee appropriates an amount (“Tentative Appropriated Incentive Compensation”) to the Plan equal to 2½% of the Company’s Economic Earnings which is “income from continuing operations before federal and foreign income taxes and the cumulative effect of accounting changes and extraordinary items, less pension income (or plus pension expense) plus amortization and impairment of goodwill and other purchased intangibles, plus restructuring or similar charges to the extent they are separately disclosed in the annual report”. These annual bonuses are payable in cash.

The Plan provides that the maximum potential individual incentive compensation award for a Performance Year for an executive officer shall be limited to no more than thirty percent (30%) of the Tentative Appropriated Incentive Compensation for the CEO and seventeen and one-half percent (17.5%) for each of the other four Section 162(m) officers.

Accompanying his annual performance report at the conclusion of the calendar year performance period and provided that performance meets established targeted thresholds, the CEO recommends individual incentive awards for the executive officers (except the CEO) which reflect his judgments as to contributions to the accomplishment of annual goals and the Company’s long-term business plan. The Committee then approves or modifies the CEO’s recommendations.

Separately, the Compensation Committee considers an annual incentive compensation award for the CEO based on its assessment of performance and then presents its recommendation to the independent directors of the Board to ratify. (Performance highlights for 2004 can be found below in Chief Executive Officer Compensation.)

Long-Term Incentive Compensation

In May 2003, the stockholders approved an amended and restated 2001 Long Term Incentive Stock Plan. This Plan provides flexibility to grant awards to key employees in a variety of forms including non-qualified stock options that are granted at fair market value, restricted stock rights (RSRs) that are time vested and normally only used for special purposes and restricted performance stock rights (RPSRs) that have a three year performance period. The purpose of this compensation component is to establish long-term performance horizons for participants. By promoting ownership of the Company’s Common Stock, the Plan creates stockholder-managers interested in Northrop Grumman’s sustained growth and prosperity. The target awards for individuals vary depending on position level and impact and are periodically reviewed to ensure competitiveness with the peer companies used in executive market analyses.

To further promote alignment of management and stockholder interests, the Company’s Stock Ownership Guidelines recommend that the CEO and other officers own Company stock denominated as a multiple of their annual salaries, accumulated over a five-year period, as follows: seven times annual salary for the CEO; three times annual salary for other elected officers; and one and one-half times annual salary for appointed officers.

The Committee approved stock option grants to the CEO, executive officers and key employees in its meeting in June 2004 that will vest in equal annual installments over four years.

Compensation Policies, Programs and Plan Reviews

Periodically and on an as needed basis, the Committee will review management’s recommendations to modify or add new components to the executive compensation plans that are approved by the Committee. In November 2004, the Committee approved an amendment to the Long Term Incentive Stock Plan to provide equitable retirement treatment to certain officers who will not be able to achieve the necessary ten years of service they would otherwise have achieved had they not been subject to the Company’s mandatory retirement policy (age 65). The approved amendment provides those affected individuals with the standard retirement treatment provided to other participants that includes acceleration of one unvested installment of stock options and pro-rated participation in their restricted performance stock rights based on service in the performance period.

Executive Perquisites

Named executive officers and other officers of the Company are eligible for executive perquisites linked to their position level that are consistent with market practices. The Compensation Committee has reviewed and approved the Company’s formal perquisite plans with established limits. Perquisites are reported as taxable income for each participating officer and reimbursements are subject to applicable income and employment tax withholding. Perquisites include financial planning and income tax preparation, automobile allowance, executive life and health insurance and club membership. In 2004 the Board of Directors determined that Dr. Sugar should avoid traveling by commercial air for security reasons and therefore directed that he utilize company aircraft for all travel. When the CEO uses a company plane for personal travel, income is imputed and subject to the appropriate tax reporting according to IRS regulations.

Chief Executive Officer Compensation

Salary

After considering executive compensation survey presented by the independent consultant from Hewitt Associates for the CEO position, as well as Dr. Sugar’s contributions during the year, the Compensation Committee recommended and the Board approved a salary increase for Dr. Sugar effective in March 2004, consistent with the Company’s annual salary review process for all employees.

Annual Bonus

In considering Dr. Sugar’s performance to establish his annual incentive compensation, the Compensation Committee reviewed the Company’s overall performance against the 2004 financial and supplemental goals as well as the contributions of Dr. Sugar during the year. The Compensation Committee noted that the Company exceeded all of the Performance Measurement Criteria set forth at the beginning of the period. Additionally, the Compensation Committee recognized that under Dr. Sugar’s leadership:

•	Sales for 2004 grew 13% to $29.9 billion, with all operating sectors performing well. Segment operating margin increased 20% to $2.3 billion and the segment operating margin rate for 2004 increased to 6.8% from 5.6% in 2003. Earnings per share from continuing operations increased 51% to $3.06 as a result of sales growth, higher profit and lower pension expense.

•	The Company generated cash from operations of $1.9 billion; reduced its total debt by $733 million; and enhanced its credit profile thereby improving its credit rating with Moody’s, and its credit rating outlook with Standard & Poor’s and Fitch.

•	In 2004, the Company’s board of directors approved a 15-percent increase of the quarterly Common Stock dividend – the first increase in 12 years – and authorized a 2-for-1 stock split in the form of a stock dividend. The board’s actions demonstrated its confidence in the performance of the business under Dr. Sugar’s leadership and the Company’s ongoing commitment to enhancing shareholder value. Additionally, due to outstanding cash flow performance, the Company completed a $700 million share repurchase program and the board authorized the repurchase of an additional $1 billion of the Company’s outstanding common stock.

•	2004 saw Northrop Grumman win several competitive contracts, illustrating the value of cross-sector collaboration and the impressive capabilities the Company has as a result of years of acquisitions and successful integration, including: the Joint Unmanned Combat Air Systems program for the Defense Advanced Research Projects Agency; leading a team that won the right to compete for contracts up to $9 billion for the Air Force’s Network Centric Solutions program; prime contractor for the Air Force’s E-10A aircraft’s Battle Management Command and Control (BMC2) subsystem, one of the most important programs in the development of Joint Network Centric Warfare in this decade; and NASA’s Jet Propulsion Laboratory partner to develop a preliminary design for the Prometheus I, formerly known as the Jupiter Icy Moons Orbiter, a nuclear electric propulsion vehicle powered by a nuclear fission reactor which would orbit Jupiter’s three ice-covered moons.

•	The Company achieved several additional milestones in 2004. By the end of the year, the RQ-4A Global Hawk unmanned aerial reconnaissance system logged thousands of combat flight hours. Other Company milestones included starting assembly of the center fuselage of the F-35 Joint Strike Fighter, a stealthy, supersonic aircraft designed to replace a wide range of aging fighter and strike aircraft; delivery of the Pinckney, the nineteenth Aegis-guided missile destroyer; and NASA’s launch of the Northrop Grumman-built Aura Earth Observing System spacecraft, which has started providing the most comprehensive space-based measurements ever of atmospheric gases. In December, the Company achieved its thirteenth CMMI Level 5 rating, the highest possible rating for benchmarking commercial and defense industry best practices for management and engineering. This is the greatest number of Level 5 ratings earned by any defense or commercial Company to date.

•	As an employer of more than 125,000 people in all 50 states and 25 countries, the Company made significant strides toward achieving its goal of enhancing diversity: 37 percent of newly appointed vice presidents in 2004 and 57 percent of college hires in 2004 were women and minorities. It was recognized as Washington Technology’s top prime IT contractor, based on revenue; Federal Computer Week’s top federal systems integrator, based on procurement data; Federal Times’ top research and development contractor, based on contracts granted; and The Black Collegian magazine’s top employer, based on job prospects and commitment to diversity.

Based on its assessment, the Compensation Committee determined and the Board ratified an incentive compensation award for Dr. Sugar for 2004 as depicted in the Summary Compensation Table.

THE COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE

JOHN T. CHAIN, JR. CHAIRMAN

LEWIS W. COLEMAN

PHILLIP FROST

PHILIP A. ODEEN (effective February 3, 2005)

KEVIN W. SHARER

Stockholder Return Performance Presentation

The line graph below compares the relative change for the 5 year period ended December 31, 2004 in the cumulative total stockholder return on the Company’s Common Stock against the cumulative total return of the S&P Composite-500 Stock Index, and the S&P Aerospace/Defense Index comprised of The Boeing Company, General Dynamics Corporation, Goodrich Corporation, Honeywell International Inc., L-3 Communications, Lockheed Martin Corporation, Northrop Grumman Corporation, Raytheon Company, Rockwell Collins, Inc. and United Technologies Corporation.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

AMONG NORTHROP GRUMMAN CORPORATION,

S&P 500 INDEX & S&P AEROSPACE/DEFENSE INDEX

AUDIT COMMITTEE REPORT

In accordance with its written charter adopted by the Board of Directors, the Audit Committee of the Board assists the Board in fulfilling its oversight responsibilities by reviewing financial reports and other financial information provided by Northrop Grumman to the shareholders and the Securities and Exchange Commission (SEC), Northrop Grumman’s internal control structure, Northrop Grumman’s internal and external audit process, Northrop Grumman’s risk management process, and other matters relating to Northrop Grumman’s accounting and financial reporting process. The Audit Committee also discussed with the Company’s senior management and the independent auditors the process used for certifications by the Company’s Chief Executive Officer and Chief Financial Officer, which are required by the SEC and the Sarbanes-Oxley Act of 2002 for certain of the Company’s filings with the SEC.

During the year, the Audit Committee discussed with Northrop Grumman’s Chief Executive Officer, Chief Financial Officer and Deloitte & Touche LLP (“Deloitte”), Northrop Grumman’s independent auditors, the interim financial information contained in each quarterly earnings announcement prior to its release. The Audit Committee also reviewed the SEC Form 10-Q for each quarter of 2004 prior to filing with the SEC.

The Audit Committee met privately with both Deloitte and the internal auditors, each of whom has unrestricted access to the Audit Committee.

In discharging its oversight responsibility for the audit process, the Audit Committee received a letter from Deloitte regarding the firm’s independence as required under Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” as amended by the Independence Standards Board. In addition, the Audit Committee discussed Deloitte’s independence from Northrop Grumman and its management, and considered whether the providing of non-audit services was compatible with maintaining Deloitte’s independence. The Audit Committee reviewed the internal audit function’s organization, responsibilities, budget and staffing. The Audit Committee also reviewed with both the internal auditor and Deloitte their respective audit plans, audit scope and identification of audit areas of emphasis.

The Audit Committee discussed and reviewed with Deloitte the matters required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, “Communications with Audit Committees” and, with and without management present, discussed and reviewed the results of Deloitte’s examination of the financial statements, along with the results of internal auditors’ examinations.

The Audit Committee conducted an assessment of its performance and discussed the results. As a part of its performance assessment, the Audit Committee reviewed its charter and, after appropriate review and discussion, reaffirmed the Audit Committee Charter on February 28, 2005 with amendments reflecting current terminology and practices. On March 2, 2005, the Board of Directors approved the amended Audit Committee Charter which is attached to this proxy statement as Exhibit A.

The Audit Committee reviewed and discussed the audits of the financial statements and internal controls over financial reporting of Northrop Grumman as of and for the year ended December 31, 2004, with management and Deloitte. The Audit Committee discussed with management, the internal auditors and Deloitte the quality of Northrop Grumman’s internal controls over financial reporting, and whether such controls were effective.

Management has primary responsibility for Northrop Grumman’s financial statements and the overall reporting process, including evaluating the effectiveness of disclosure controls and procedures, and evaluating the effectiveness of internal controls over financial reporting.

Deloitte is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America, as well as expressing an opinion on (1) management’s assessment of the effectiveness of internal control over financial reporting, and (2) the effectiveness of internal controls over financial reporting.

The independent auditors audit the annual financial statements prepared by management, express an opinion as to whether these financial statements fairly present the financial position, results of operations and cash flows of Northrop Grumman in conformity with generally accepted accounting principles, and discuss with the Audit Committee any issues they believe should be raised.

Based upon the Audit Committee’s review and discussions with management and Deloitte described in this report, the Audit Committee recommended to the Board of Directors that Northrop Grumman’s Annual Report on Form 10-K include the audited financial statements. The Audit Committee also reappointed Deloitte to serve as independent auditors for 2005, and the Board of Directors concurred on such appointment.

Each of the members of the Audit Committee is independent as defined under the listing standards of the New York Stock Exchange and the rules of the Securities and Exchange Commission.

AUDIT COMMITTEE

DR. JOHN BROOKS SLAUGHTER, CHAIRMAN

LEWIS W. COLEMAN

VIC FAZIO

CHARLES R. LARSON

AULANA L. PETERS

EXECUTIVE COMPENSATION

The table below shows the annual and long-term compensation for services in all capacities to the Company for the years ended December 31, 2002 and 2003 and 2004, of the Named Executive Officers on December 31, 2004:

SUMMARY COMPENSATION TABLE

	Annual Compensation					Long-Term Compensation
						Awards		Payouts
Name and Principal Position	Year	Salary($)(1)	Bonus($)	Other Annual Compensation ($)		Restricted Stock Award(s) (2) ($)	Securities Underlying Options/ SARs(#)	LTIP Payouts($)	All Other Compensation ($) (3)
1) RONALD D. SUGAR Chairman of the Board, Chief Executive Officer & President	2004 2003 2002	1,282,971 1,040,390 790,410	3,100,000 2,650,000 1,650,000	161,536 74,292 102,836	(4) (5) (6)		250,000 300,000 110,000	2,356,938 2,094,563 2,726,566	8,200 8,000 8,000

2) CHARLES H. NOSKI	2004	755,818	1,000,000	56,677	(7)		45,000	1,250,700	6,959

Corporate Vice President and	2003	57,696				3,049,860	90,000

Chief Financial Officer	2002	—	—	—		—	—	—	—

3) ROBERT P. IORIZZO Corporate Vice President and President, Electronic System	2004 2003 2002	570,215 591,675 497,708	725,000 715,000 715,000	68,839 72,459	(8) (9)		45,000 44,000 40,000	481,817 364,738 437,666	8,200 8,000 8,000

4) DONALD C. WINTER Corporate Vice President and President, Mission Systems	2004 2003	556,014 503,424	720,000 680,000	84,629 63,789	(10) (11)	1,563,300	45,000 40,000		8,200 4,407,615	(12)

5) W. BURKS TERRY Corporate Vice President and General Counsel	2004 2003 2002	504,233 495,926 467,241	700,000 650,000 675,000	45,932	(13)		30,000 30,000 44,920	553,775 427,338 516,530	8,200 8,000 8,000

(1)	The amounts listed in this column include amounts paid for vacation hours accrued but not used for the following individuals in the following years: Dr. Sugar: $21,252 in 2004, $26,346 in 2001; Mr. Iorizzo: $37,824 in 2003; Dr. Winter: $35,816 in 2004, $3,392 in 2003; and Mr. Terry: $17,992 in 2003, $31,653 in 2002.

(2)	As of December 31, 2004, Mr. Noski owned 44,000 restricted stock rights (“RSRs”) with an aggregate value of $2,391,840. These shares were granted in 2003 at a grant price of $46.21 per share. Due to Mr. Noski’s resignation, these RSRs will not vest.

The RSRs under the 2001 Plan normally vest in equal installments over a three-year period with the first installment vesting one year after the date of grant and the remaining installments vesting annually thereafter. There are no dividends paid on RSRs.

As of December 31, 2004, Dr. Winter owned 30,000 RSRs with an aggregate value of $1,630,800. These shares were granted in 2004 at a grant price of $52.11 per share. These RSRs, granted under the 2001 Plan, will vest in total four years from the date of grant. There will be no dividends paid on these RSRs.

(3)	Except for Dr. Winter, “All Other Compensation” consists of Company contributions to the Northrop Grumman Savings and Investment Plan for the Named Executive Officers.

(4)	Amount includes $30,171 for tax gross up, $20,126 for car allowance and expenses, $6,161 for club membership dues, $25,000 for tax return preparation and $52,008 for premium amounts paid on behalf of Dr. Sugar for life, medical, dental, accidental death and dismemberment and long term disability insurance and a Corporate Owned Life Insurance Policy provided to him as a Litton executive. The amount also includes $24,247 for personal travel on Company aircraft and $2,799 for spouse travel, based on aggregate incremental cost to the Company.

In May 2004, the Board of Directors reviewed the recommendation of an independent professional security consultant. Based on that recommendation, the Board approved a policy requiring Dr. Sugar to use Company-owned or Company-furnished aircraft for all his travel except when the Company is unable to furnish such aircraft in a timely manner or when in the exercise of his best judgment the risk to his personal safety is at an acceptable level and mitigated by his choice of another aircraft for any given trip.

(5)	Amount includes, among other items, $31,479 for premium amounts paid on behalf of Dr. Sugar for life, medical, dental, accidental death and dismemberment and long term disability insurance and a Corporate Owned Life Insurance Policy provided to him as a Litton executive.

(6)	Amount includes, among other items, $56,250 for insurance premiums. Dr. Sugar has a Corporate Owned Life Insurance Policy which was provided to him as a Litton executive. $31,083 was paid for this policy in 2002.

(7)	Amount includes $33,996 for premium amounts paid on behalf of Mr. Noski for life, medical, dental, accidental death and dismemberment and long term disability insurance, $15,951 for car allowance and expenses, $2,230 for club membership and $4,500 for tax return preparation.

(8)	Amount includes, among other items, $30,013 for premium amounts paid on behalf of Mr. Iorizzo for life, medical, dental, accidental death and dismemberment and long term disability insurance, $15,726 for car allowance and expenses, $10,916 for club membership dues, $9,000 for tax return preparation, and $3,185 for tax gross up.

(9)	Amount includes, among other items, $24,065 for premium amounts paid on behalf of Mr. Iorizzo for life, medical, dental, accidental death and dismemberment and long term disability insurance.

(10)	Amount includes, among other items, $28,699 for premium amounts paid on behalf of Dr. Winter for life, medical, dental, accidental death and dismemberment and long term disability insurance, $15,341 for dependent travel, $12, 750 for tax return preparation, $15,200 for car allowance, and $12,767 for tax gross up.

(11)	Amount includes, among other items, $23,790 for premium amounts paid on behalf of Dr. Winter for life, medical, dental, accidental death and dismemberment and long term disability insurance.

(12)	Amount includes $4,400,000 paid to Dr. Winter upon termination of his Employment Continuation Agreement with TRW Inc.

(13)	Amount includes $27,991 for premium amount paid on behalf of Mr. Terry for life, medical, dental, accidental, death and dismemberment and long term disability insurance, $15,000 for car allowance, $1,663 for dependent travel, and $1,278 for tax gross up.

OPTION GRANTS IN LAST FISCAL YEAR

The table below shows individual grants of stock options made in 2004 to the Named Executive Officers.

	Individual Grants				Potential Realizable Value At Assumed Annual Rates Of Stock Price Appreciation for Option Term (1)
Name	Number of Securities Underlying Options Granted (#)(2)	% of Total Options Granted to Employees In Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date	5%($)	10%($)
Ronald D. Sugar	250,000	4.61	52.49	6/14/14	21,373,134	34,033,143
Charles H. Noski	45,000.83		52.49	6/14/14	3,847,164	6,125,966
Robert P. Iorizzo	45,000.83		52.49	6/14/14	3,847,164	6,125,966
Donald C. Winter	45,000.83		52.49	6/14/14	3,847,164	6,125,966
W. Burks Terry	30,000.55		52.49	6/14/14	2,564,776	4,083,977

(1)	The potential realizable value of each grant of options assuming that the market price of the Company’s Common Stock from the date of grant to the end of the option term between one and ten years, as applicable, appreciates in value at an annualized rate of 5% and 10%.

(2)	The first installment of 25% of the total grant becomes exercisable one year after the date of the grant, with 25% vesting annually thereafter.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END VALUES

This table provides information about options exercised by the Named Executive Officers during 2004 and unexercised stock options held at the end of 2004.

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at Fiscal Year End		Value of Unexercised In-The-Money Options at Fiscal Year End (1)
			Exercisable	Unexercisable	Exercisable ($)	Unexercisable($)
Ronald D. Sugar	0	0	205,000	555,000	1,271,350	2,373,200
Charles H. Noski	0	0	25,500	112,500	214,515	634,500
Robert P. Iorizzo	46,250	505,626	43,500	109,250	139,625	445,913
Donald C. Winter	123,212	1,872,804	63,574	97,500	427,879	463,425
W. Burks Terry	0	0	103,296	77,500	774,708	375,800

(1)	Based on the market value at December 31, 2004 of $54.36.

Equity Compensation Plan Information

Northrop Grumman currently maintains the following compensation plans under which Northrop Grumman equity securities are authorized for issuance:

•	2001 Long-Term Incentive Stock Plan (the “2001 Stock Plan”)

•	1993 Long-Term Incentive Stock Plan (the “1993 Stock Plan”)

•	1995 Stock Option Plan for Non-Employee Directors (the “1995 Directors Plan”)

•	1993 Stock Plan for Non-Employee Directors (the “1993 Directors Plan”)

Each of these plans has been approved by stockholders. No new awards may be granted under the 1993 Stock Plan. The following table sets forth, for each of these plans, the number of shares of Northrop Grumman Common Stock subject to outstanding options, warrants, and rights, the weighted-average exercise price of outstanding options, warrants, and rights, and the number of shares remaining available for future award grants as of December 31, 2004.

Equity Compensation Plan Table

Plan Category	Number of shares of Northrop Grumman Common Stock to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted-average exercise price of outstanding options, warrants and rights		Number of shares of Northrop Grumman Common Stock remaining available for future issuance under equity compensation plans (excluding shares reflected in the first column)
Equity compensation plans as disclosed in Form 10-K	38,801,695	$48	(2)	25,302,464	(3)
Additional performance shares	982,914

Equity compensation plans approved by stockholders	39,784,609	$48		25,302,464

Equity compensation plans not approved by stockholders	N/A	N/A		N/A

Total	39,784,609	$48		25,302,464

(1)	Of these shares, 214,094 were subject to stock options outstanding under the 1995 Directors Plan, 32,015,537 in the aggregate were subject to stock options outstanding under the 1993 Stock Plan and the 2001 Stock Plan, 6,559,520 in the aggregate were subject to restricted stock right and restricted performance stock right awards outstanding under the 1993 Stock Plan and the 2001 Stock Plan, and 12,544 were subject to stock units credited under the 1993 Directors Plan. Stock units credited under the 1993 Directors plan will be paid in an equivalent number of shares. Additional performance shares of 982,941 reflect the number of shares deliverable upon payment of outstanding restricted performance stock right awards, assuming maximum performance criteria have been achieved.

(2)	This number reflects the weighted-average exercise price of outstanding options and has been calculated exclusive of outstanding restricted stock right and restricted stock right awards, and exclusive of stock units credited under the 1993 Directors Plan.

(3)	Of these shares, 24,934,054 were available for additional awards under the 2001 Stock Plan, 23,410 were available for issuance and additional stock units under the 1993 Directors Plan, and 345,000 were available for additional options under the 1995 Directors Plan. Subject to certain express limits of the 2001 Plan, shares available for purposes under the 2001 Stock Plan generally may be used for any type of award authorized under the 2001 Stock Plan including options, stock appreciation rights, and other forms of awards granted or denominated in Common Stock or units of Common Stock including, without limitation, stock bonuses, restricted stock, and performance shares.

Pension Plans

The individuals named in the Summary Compensation Table (“Executives”) participate in the Northrop Grumman Pension Plan (“NG Pension Plan”). Each of the Executives, except Mr. Noski, also participate in the Northrop Grumman ERISA Supplemental Plan (“ERISA 1”), and the Northrop Grumman Supplemental Program 2 (“ERISA 2”). The NG Pension Plan is a plan qualified under Internal Revenue Code (“Code”) section 401. ERISA 1 is a nonqualified plan which provides benefits in excess of the Code section 415 limit and ERISA 2 is a nonqualified plan which provides benefits in excess of the Code section 401(a)(17) limit.

Each of the Executives, except Mr. Noski, also participates in the CPC Supplemental Executive Retirement Program (“CPC SERP”). Dr. Sugar also actively participates in the Supplemental Retirement Income Program for Senior Executives (“SRI”). In addition, as explained below, Dr. Sugar, Mr. Iorizzo, and Dr. Winter each have certain frozen plan benefits.

Mr. Noski participates in the NG Pension Plan and the Charles H. Noski Executive Retirement Plan. As a result of Mr. Noski’s termination of employment effective March 4, 2005, he will vest in neither plan and receive no Company pension benefits.

Except as otherwise provided, the amount of the Executives’ pension benefits are calculated below by projecting the Executives’ service and compensation forward to normal retirement age under the plans. With the exception of Dr. Sugar, the Executives’ compensation will be projected assuming that their annual base salary will increase at an annual rate of 4% and that they will receive annual bonuses equal to the target amount of 50% of annual base salary. Dr. Sugar’s annual base salary will also be projected to increase at an annual rate of 4%, but the projections assume annual bonuses equal to the target amount of 100% of annual base salary. Under each of the plans identified below, normal retirement age is age 65.

NG Pension Plan, ERISA 1, and ERISA 2 (collectively, the “ERISA Plans”)

For periods of service prior to July 1, 2003, the ERISA Plans together provided a benefit equal to years of benefit service multiplied by final average compensation multiplied by 1.67% (the “FAS Formula”), as illustrated in Table 1a. For service between July 1, 2003 and June 30, 2008, the ERISA Plans provide a benefit equal to the greater of the accrual under the FAS Formula or the accrual under a cash balance formula using a hypothetical account value that grows with credits based on age, total service, compensation, and interest, as set forth in Table 1b. For periods after June 30, 2008, the ERISA Plans provide only the accrual earned under the cash balance formula.

For purposes of illustration, Table 1a shows the amount of annual retirement benefits that would be accrued under the ERISA Plans at age 65 with respect to years of service counted under the FAS Formula, and Table 1b shows the actual cash balance formula.

Table 1 a

Final Average Renumeration (highest 3 years out of last 10)	Years of Benefit Service
	5	10	15	20	25	30	35
$ 500,000	$41,700	$83,300	$125,000	$166,700	$208,300	$250,000	$250,000
1,000,000	83,300	166,700	250,000	333,300	416,700	500,000	500,000
1,500,000	125,000	250,000	375,000	500,000	625,000	750,000	750,000
2,000,000	166,700	333,300	500,000	666,700	833,400	1,000,000	1,000,000
2,500,000	208,300	416,700	625,000	833,400	1,041,700	1,250,000	1,250,000
3,000,000	250,000	500,000	750,000	1,000,000	1,250,000	1,500,000	1,500,000
3,500,000	291,700	583,300	875,000	1,166,700	1,458,400	1,750,000	1,750,000
4,000,000	333,300	666,700	1,000,000	1,333,400	1,666,700	2,000,000	2,000,000
4,500,000	375,000	750,000	1,125,000	1,500,000	1,875,000	2,250,000	2,250,000
5,000,000	416,700	833,400	1,250,000	1,666,700	2,083,400	2,500,000	2,500,000
5,500,000	458,300	916,700	1,375,000	1,833,400	2,291,700	2,750,000	2,750,000
6,000,000	500,000	1,000,000	1,500,000	2,000,000	2,500,100	3,000,000	3,000,000
6,500,000	541,700	1,083,400	1,625,000	2,166,700	2,708,400	3,250,000	3,250,000
7,000,000	583,300	1,166,700	1,750,000	2,333,400	2,916,700	3,500,000	3,500,000
7,500,000	625,000	1,250,000	1,875,000	2,500,100	3,125,100	3,750,000	3,750,000
8,000,000	666,700	1,333,400	2,000,000	2,666,700	3,333,400	4,000,000	4,000,000

Table 1 b

Actual cash balance formula

Points (attained age and total service)	All Eligible Pay	Eligible Pay in Excess of Social Security Wage Base
Under 25	6.0%	6.0%
25 to 34	6.5%	6.0%
35 to 44	7.0%	6.0%
45 to 54	7.5%	6.0%
55 to 64	8.0%	6.0%
65 to 74	8.5%	6.0%
75 to 84	9.0%	6.0%
Over 84	9.5%	6.0%

Compensation covered by the ERISA Plans for executive officers is substantially equivalent to salary and bonuses as reflected in the Summary Compensation Table. Benefit service earned after January 1, 1995 in excess of 30 years is not taken into account for accrual of retirement benefits under the FAS Formula. Benefits under the ERISA Plans, as amended, are subject to a general limitation of 60% of final average salary for all Company pension benefits. Benefits payable under ERISA 1 and ERISA 2 have been secured through the establishment of two grantor trusts. The projected benefit service under the ERISA Plans of the Executives, excluding Mr. Noski, at normal retirement age is as follows: Dr. Sugar, 12 years (1.5 years as of June 30, 2003); Mr. Iorizzo, 4 years (1.5 years as of June 30, 2003); Dr. Winter, 11 years (.5 years as of June 30, 2003); and Mr. Terry, 40 years (27.5 years as of June 30, 2003). Benefit service through June 30, 2003 is counted under the FAS Formula, benefit service from July 1, 2003 through June 30, 2008 will be counted under the greater of the FAS and cash balance formulas, and benefit service on and after July 1, 2008 will be counted under the cash balance formula. Benefits are calculated on a straight life annuity basis at selected compensation levels and years of service reflected in the tables above. The listed ERISA Plans’ benefit amounts are not subject to any reduction for Social Security benefits or other offset amounts.

CPC SERP

With the exception of Mr. Noski, the Executives are eligible to participate in the CPC SERP. The CPC SERP provides a pension equal to the greater of an amount accrued under the CPC SERP formula or the benefit calculated using the Officers Supplemental Executive Retirement Plan (“OSERP”) formula. The CPC SERP formula is 3.33% of final average pay for each year or portion thereof that the participant has served on the CPC, less any other Company pension benefits accrued for the same service (but, as explained below, with all other pension benefits, never more than 60% of final average salary). The projected age 65 CPC SERP single life annuity annual benefits accrued by the Executive CPC SERP participants at normal retirement age are as follows: Dr. Sugar, $715,491; Mr. Iorizzo, $54,965 and Dr. Winter $62,410. Because his projected annual benefits from the Company’s other pension plans will reach the 60% maximum, Mr. Terry is not projected to receive a CPC SERP benefit upon retirement.

As noted above, if it results in a greater amount, CPC SERP participants will have their benefit calculated under the OSERP formula. The OSERP was created on July 1, 2003 and provides a total pension benefit equal to a fixed percentage of final average pay where the percentage is determined by the following formula: 2% for each year of service up to 10 years, 1.5% for each subsequent year up to 20 years, and 1% for each additional year over 20, less any other Company pension benefits. In the OSERP formula, all years of service with the Company are used to determine the final percentage. For the participating Executives, projected OSERP service is as follows: Dr. Sugar, 33 years; Mr. Iorizzo, 43 years; Dr. Winter, 39 years; and Mr. Terry, 40 years. However, none of the Executives are projected to accrue an annual single life annuity benefit under the OSERP formula as each of their CPC SERP or other pension plan benefits is greater.

The total accrual percentage under the CPC SERP (whether accrued under the CPC SERP or OSERP formula) cannot exceed the percentage necessary for the participant to receive an annuity of 60% of final average salary when all pension benefits are taken in total. CPC SERP benefits are payable in the options enumerated in Article 10 of the July 1, 2003 restatement of the NG Pension Plan, or in the form of a 75% joint and survivor annuity or modified lump sum payment. The compensation used in the calculation of benefits is the same as for the ERISA Plans. CPC SERP benefits are not subject to any reduction for Social Security benefits.

In addition to the projected age 65 CPC SERP single life annuity annual benefit described above, Mr. Iorizzo may receive a benefit under the Robert P. Iorizzo Program. The pension payable under that program is equal to the additional benefit, if any, that would be payable to Mr. Iorizzo under the CPC SERP if his benefit were determined at his retirement applying the CPC SERP formula in effect as of June 30, 2003. The CPC SERP formula in effect on June 30, 2003 was 1-2/3% of final average pay for each year or portion thereof that the participant served on the CPC. The total accrual percentage under the CPC SERP in effect as of June 30, 2003 cannot exceed the greater of (1) 10% of final average salary or (2) 50% of final average salary less any other Company pension benefits. Any benefit under the Robert P. Iorizzo Program would be paid in the same form and manner as Mr. Iorizzo’s benefit under the CPC SERP. Mr. Iorizzo’s projected age 65 single life annuity annual benefit from the Robert P. Iorizzo Program is $38,174.

SRI

Dr. Sugar currently participates in the SRI. The gross amount of the supplemental benefit under the SRI is calculated as the greater of (1) the participant’s benefit under the ERISA Plans or (2) a fixed percentage of the participant’s final average salary (including bonuses and based on the average of the 3 highest years out of the last 10 consecutive years) equal to 30% at age 55, increasing 4% for each year up to and including age 60, and increasing 2% for each year beyond age 60 to 65. However, in no event will the gross SRI benefit exceed 60% of the participant’s final average salary. In all cases, the gross SRI benefit is reduced by the amount of any other Company pension benefits. Vesting in an SRI benefit, if any, requires the attainment of age 55 and 10 years of vesting service*.

The SRI was amended to provide for Dr. Sugar’s participation beginning January 1, 2002. As noted above, Dr. Sugar’s SRI benefit is offset by his total benefits earned under the Company’s other pension plans including the ERISA Plans, the CPC SERP, a portion of the Litton Restoration Plans, the Litton Supplemental Executive Retirement Plan (“Litton SERP”) (including deferred and previously received payments due to change in control provisions), and the TRW Supplementary Retirement Income Plan (since renamed the Northrop Grumman Supplementary Retirement Income Plan or (“SRIP”)). Dr. Sugar’s projected annual benefit from the SRI is equal to $153,427. Other than Dr. Sugar, there are no other Executives currently participating in the SRI.

*	Per his employment agreement, Dr. Sugar was credited with 5 years of service as of January 1, 2002 for this purpose.

Frozen Benefits

As noted above, the Executives may also have benefits under one or more additional plans. Except where expressly provided otherwise, all values are expressed in the form of an annual single life annuity. The Executives’ service used in calculating the benefits was frozen as of the applicable dates provided below. Compensation, however, was either frozen or adjusted for projected future earnings (as described above) in accordance with the terms of the individual plans.

Under the Litton Industries, Inc. Retirement Plan “B”, Dr. Sugar accrued a benefit of $2,608, taking into account service and compensation through December 31, 2001, payable to him upon retirement subject to all applicable plan rules. He will not accrue benefits under this plan after December 31, 2001, but as required by law, he will continue to earn vesting service for future service with the Company.

Under the Litton Restoration Plans (ERISA excess plans), Dr. Sugar accrued benefits taking into account service and compensation earned through December 31, 2001. As a result of the Litton change in control,

Dr. Sugar previously received payments from the Litton Restoration Plans totaling $842,326 representing the lump sum value of an annual benefit of $50,148. This amount was a cash-out of his benefits accrued through April 3, 2001. Upon Dr. Sugar’s future retirement, he will be eligible to receive the remaining portion of his benefits from these plans, representing the value of an annual annuity of $42,560. Dr. Sugar earns no additional benefits under the Litton Restoration Plans.

Under the Litton SERP, Dr. Sugar accrued benefits taking into account service and compensation earned through December 31, 2001. As a result of the Litton change in control, Dr. Sugar previously received payments from the Litton SERP totaling $2,096,041 representing the lump sum value of an annual benefit of $124,788. This amount was a cash-out of his benefits accrued through April 3, 2001. Upon Dr. Sugar’s future retirement, he will be eligible to receive the remaining portion of his benefits from the Litton SERP, representing the value of an annual annuity of $126,833. Dr. Sugar earns no additional benefits under the Litton SERP.

Dr. Sugar is also entitled to receive annual benefits at age 65 equal to $56,653 from the TRW Salaried Pension Plan (since renamed the Northrop Grumman Space & Mission Systems Corp. Salaried Pension Plan (“TRW SPP”)) and $113,679 from the SRIP. These benefits are frozen and do not take into account future service or compensation.

Mr. Iorizzo is entitled to a frozen pension benefit earned during his service prior to joining the CPC under the Northrop Grumman Electronic Systems Pension Plan equal to an annual benefit of $65,985 beginning at age 65. Mr. Iorizzo also participated in the Northrop Grumman Electronic Systems Executive Pension Plan (“EPP”) and accrued an executive pension supplement equal to $557,874 upon retirement. The EPP benefits are determined using frozen pre-CPC service. Compensation, however, has been adjusted for projected increases in average monthly earnings, defined as the average of the 5 highest monthly pay rates during the last 10 years plus the average of the 5 highest incentive awards paid in the last 10 years divided by 12.

Dr. Winter participated in the TRW SPP and SRIP prior to joining the CPC. Dr. Winter’s benefits from the TRW SPP, as supplemented by the SRIP, are determined using frozen pre-CPC service. Compensation, however, has been adjusted for projected increases in average monthly earnings, defined as the 5 consecutive calendar years of compensation producing the highest average. Dr. Winter is projected to accrue a combined benefit under the TRW SPP and SRIP equal to $428,290 beginning at age 65.

Summary of Actual and Projected Executive Benefits

Dr. Sugar is projected to earn age 65 single life annuity annual benefits of $807,967 from the ERISA Plans, $715,491 from the CPC SERP, and $153,427 from the SRI. Dr. Sugar has also earned frozen annual benefits equal to $2,608 from the Litton Industries, Inc. Retirement Plan “B”, $42,560 from the Litton Restoration Plans, $126,833 from the Litton SERP, $56,653 from the TRW SPP, and $113,679 from the SRIP. In addition, as detailed above, Dr. Sugar previously received payments totaling $842,326 from the Litton Restoration Plan and $2,096,041 from the Litton SERP on account of the Litton change in control.

As noted above, Mr. Noski terminated employment prior to vesting in any Company pension plan benefits.

Mr. Iorizzo is projected to earn age 65 single life annuity annual benefits of $94,931 from the ERISA Plans, $54,965 from the CPC SERP, $38,174 from the Robert P. Iorizzo Program, and $557,874 from the EPP. Mr. Iorizzo has also earned a frozen annual benefit of $65,985 from the Northrop Grumman Electronic Systems Pension Plan.

Dr. Winter is projected to earn an age 65 single life annuity annual benefit of $225,229 from the ERISA Plans and a combined annual benefit totaling $428,290 from the TRW SPP and SRIP. Dr. Winter is projected to earn a CPC SERP benefit of $62,410.

Mr. Terry is projected to earn an age 65 single life annuity annual benefit of $676,356 from the ERISA Plans. Mr. Terry is not projected to receive a CPC SERP benefit.

Change in Control Arrangements

March 2004 Special Agreements. Northrop Grumman entered into special severance agreements (the “March 2004 Special Agreements”) with certain of its named executive officers, including Drs. Sugar and Winter, and Messrs. Iorizzo and Terry, effective March 1, 2004. The purpose of the March 2004 Special Agreements is to encourage these key executives to continue to carry out their duties in the event of the possibility of a change in control of Northrop Grumman. The March 2004 Special Agreements replaced the March 2000 Special Agreements that had been in effect previously.

Under the March 2004 Special Agreements, a “Change in Control,” is generally deemed to occur when (1) certain persons acquire more than 25% of Northrop Grumman’s voting securities; (2) certain majority changes in Northrop Grumman’s Board of Directors occur during a 24-month period; (3) Northrop Grumman is liquidated or all or substantially all of Northrop Grumman’s assets are sold in one or a series of related transactions; or (4) Northrop Grumman is merged, consolidated, or reorganized and Northrop Grumman’s stockholders before the event do not own more than 60% of the voting stock of the resulting or surviving entity.

Executives are entitled to severance benefits under the March 2004 Special Agreements only (1) upon a termination of the executive’s employment that constitutes a Qualifying Termination, and (2) only if the termination occurs during a Protected Period (as defined below) prior to a Change in Control or in the 24-month period following a Change in Control. A “Qualifying Termination” generally means that the executive’s employment by Northrop Grumman is terminated by the Company for any reason other than Cause (as defined below) or by the executive for Good Reason (as defined below), that Northrop Grumman breaches the agreement, or that a successor breaches or fails to assume the agreement. In addition, a Qualifying Termination will also occur if (1) a Change in Control occurs, and (2) there is a change in the CEO other than due to death, disability or reaching age 65, and (3) the executive remains continuously employed for twelve months following a Change in Control and (4) the executive terminates employment during the 13th month.

The “Protected Period” is the period of time that the executive is entitled to severance protections under the March 2004 Special Agreement prior to a Change in Control. Depending on the nature of the Change in Control, the Protected Period may commence as early as six months prior to a Change in Control event.

The March 2004 Special Agreements define “Cause” as: (1) the executive’s conviction for committing an act of fraud, embezzlement, theft, or other act constituting a felony; or (2) the willful engaging by the executive in misconduct that is significantly injurious to the Company. However, no act or failure to act, on an executive’s part, will be considered “willful” for this purpose unless done, or omitted to be done, by the executive not in good faith and without reasonable belief that the act or omission was in the best interest of Northrop Grumman.

“Good Reason” is defined in the March 2004 Special Agreements to include: (1) certain material reductions in the nature or status of the executive’s authorities, duties and/or responsibilities (when such authorities, duties, and/or responsibilities are viewed in the aggregate); (2) a reduction of the executive’s base salary as in effect on the date of the agreement or as increased thereafter; (3) a significant reduction of the executive’s aggregate incentive opportunities under the Northrop Grumman short and/or long term incentive programs as such opportunities exist on the date of the agreement or as increased thereafter; (4) Northrop Grumman’s failure to maintain the executive’s relative level of coverage and accruals under the Company’s employee benefit and/or retirement plans, policies, practices or arrangements in which the executive participates as of the date of the agreement; (5) the failure of Northrop Grumman to obtain a satisfactory agreement from any successor to assume and agree to perform Northrop Grumman’s obligations under the agreement; (6) any purported termination of the executive’s employment with Northrop Grumman that is not effected pursuant to the procedures set forth in the agreement; and (7) the Participant is informed that his or her principal place of employment will be relocated to a location greater than 50 miles away from the executive’s principal place of employment.

Severance benefits generally consist of: (1) an amount equal to three times the executive’s highest annualized base salary earned with respect to the three full fiscal years prior to the date of the termination of the executive’s employment; (2) an amount equal to three times the greater of (a) the average of the executive’s bonus earned with respect to the three full fiscal years prior to the date of the termination of the executive’s employment or (b) the executive’s target annual bonus established for the bonus plan year during which the executive’s termination occurs; (3) a pro rata portion of the executive’s target bonus for the bonus plan year during which termination occurs; (4) continuation for 36 months following the effective date of termination of all benefits pursuant to all welfare benefit plans under which the executive or his family is eligible to receive benefits as of the effective date of the Change in Control, and further continuation of medical benefits for the lives of the executive and his or her spouse; (5) a lump sum cash payment representing the present value of the executive’s benefits accrued under Northrop Grumman’s qualified defined benefit pension plan and supplemental retirement plans (calculated as though the executive’s employment had continued for three years) offset by the actuarial present value equivalent of the benefits payable to the executive from Northrop Grumman’s qualified defined benefit pension plan accrued through the effective date of termination; (6) reimbursement by the Company for the costs of all outplacement services obtained by the executive for twelve months following the effective date of termination, up to an amount equal to 15% of the executive’s base salary; and (7) an amount equal to three times the greater of the annual value of the perquisites provided to the executive under the Company’s executive perquisite program as such program is in effect at the start of the Protected Period corresponding to the Change in Control or as such program is in effect immediately before the effective date of termination.

The March 2004 Special Agreements also provide that if, following a Change in Control, excise taxes under Section 4999 of the Internal Revenue Code of 1986, as amended (the “Code”) apply to payments made under the March 2004 Special Agreements or other plans or agreements, the executive will be entitled to receive an additional payment (net of income, Medicare and excise taxes) to compensate the executive for any excise tax imposed.

Employment Agreement with Dr. Ronald D. Sugar

The Company entered into an Employment Agreement with Dr. Ronald D. Sugar in February 2003. The agreement provides that Dr. Sugar will serve as Chief Executive Officer and President of Northrop Grumman, as well as a member of the Board of Directors, effective April 1, 2003, for the term of the agreement. This new Employment Agreement replaced Dr. Sugar’s original employment agreement dated September 2001.

The initial term of the new Employment Agreement ends in February 2008, and automatically renews for one-year periods until Dr. Sugar reaches age 65 or until either party gives notice of non-renewal. Under the Employment Agreement, Dr. Sugar receives an annual base salary of at least $1,100,000 per year, which may be periodically increased during the Company’s normal salary review process. Dr. Sugar is eligible to participate in the Company’s incentive compensation plan, the Northrop Grumman pension plan, the Northrop Grumman supplemental executive retirement plans, and the Northrop Grumman special officer retiree medical program, and is entitled to all benefits and perquisites generally available to the Company’s senior executives.

Under the Employment Agreement Dr. Sugar received a one-time, 100,000 non-qualified stock option award in recognition of his increased responsibilities. The first of the four installments vested in 2004 and the remaining three will vest in 2005, 2006 and 2007. These options and are subject to the Company’s 2001 Long Term Incentive Stock Plan. These shares were adjusted for the 2 for 1 stock dividend paid on June 21, 2004.

During his employment, Dr. Sugar is entitled to other benefits that include, among others, an annual vehicle allowance, financial planning and income tax preparation services, reimbursement for club memberships and provision of personal liability insurance at the Company’s expense.

If Dr. Sugar remains employed by the Company through January 1, 2007, he will receive retirement benefits:

•	Monthly benefits under the Company’s retirement plans and pension plans, as well as the plans from TRW Inc. and Litton Industries, his previous employers and, if greater,

•	Monthly benefits under the supplemental retirement income program for senior executives of up to 60% of Dr. Sugar’s salary and bonus at age 65, less the monthly benefits under other applicable retirement and pension plans and less $124,788 a year (representing amounts already paid to him under Litton retirement plans).

If Dr. Sugar’s employment is terminated by the Company without “Cause,” by Dr. Sugar for “Good Reason,” or because of Dr. Sugar’s death or disability (inability to render services for 180 days during any 365 day period), Dr. Sugar or his estate will be entitled to receive, within 30 days after he signs a release of any and all claims that he may then have against the Company, or within 30 days of death:

•	Accrued obligations, to consist of (1) any unpaid base salary through the date of termination and any accrued vacation, (2) any unpaid bonus for services rendered during the calendar year prior to the calendar year in which the termination occurs, (3) reimbursement for any outstanding expenses incurred through the date of termination, and (4) all other payments, benefits or fringe benefits to which Dr. Sugar may be entitled in accordance with the terms of any applicable compensation or benefits arrangement; and

•	Special severance benefits, to consist of (1) an amount equal to two times Dr. Sugar’s current annual base salary, (2) an amount equal to two times the greater of (a) Dr. Sugar’s target bonus percentage under the incentive compensation plan multiplied by his highest base salary in effect at any time in the six months preceding the termination of employment or (b) Dr. Sugar’s last bonus under the incentive compensation plan, (3) a pro rata portion of Dr. Sugar’s target bonus under the incentive compensation plan for the calendar year in which the termination occurs, (4) three years of continued coverage for Dr. Sugar and his eligible dependents under the Company’s medical, dental, vision and life insurance plans, (5) one year of additional vesting for all stock options, restricted stock rights and other stock incentive grants awarded to Dr. Sugar (other than restricted performance stock rights), (6) pro-rata vesting of restricted performance stock rights awarded to Dr. Sugar, (7) up to an additional two years to exercise stock options awarded to Dr. Sugar, and (8) certain other benefits, including a car allowance, financial planning and income tax preparation and outplacement benefits. In addition, if Dr. Sugar is entitled to payments that constitute “parachute payments” under Section 280G of the Code and excise taxes under Section 4999 of the Code apply, the Company will make an additional payment to Dr. Sugar to put him in the same position as though the excise tax did not apply.

If the Company terminates Dr. Sugar’s employment for “Cause,” or if he terminates his employment without “Good Reason,” (both “Cause” and “Good Reason” as defined in the Employment Agreement) he will be entitled to receive only the accrued obligations described above.

Dr. Sugar’s Employment Agreement contains provisions relating to confidentiality, nondisclosure, assignment of inventions to the Company, and non-solicitation of employees and non-disparagement upon the termination of his employment.

Dr. Sugar is also a party to a March 2004 Special Agreement discussed previously under “Change in Control Arrangements.”

Termination Agreement with Mr. Charles H. Noski

On March 4, 2005, Charles H. Noski resigned as an employee of Northrop Grumman. Mr. Noski’s resignation occurred pursuant to § 13 of his Employment Agreement, “Termination of Employment Without

Good Reason.” Pursuant to § 13, he is only entitled to the payment of his “Accrued Obligations.” They consist of four items:

•	Unpaid base salary and accrued vacation pay through the date of termination.

•	Any unpaid bonus for services during the prior calendar year.

•	Reimbursement for any unreimbursed expenses through the date of termination.

•	Any other benefits to which he may be entitled under any applicable compensation arrangement or benefit plan.

The other benefits to which he is entitled under applicable compensation arrangements or benefit plans include the following:

•	Any compensation he has previously deferred under the Company’s savings and deferral plans (plus any earnings or matching Company amounts). These amounts are already vested.

•	Employee stock options on 22,500 shares that have previously vested (67,500 employee stock options expired without vesting). The exercise price is $46.21 per share. These options would normally expire on the 90th day after his termination of employment but the Company agreed to extend the exercise period until 90 days after the date on which Mr. Noski is notified that the 10-Q has been filed for the quarter ending June 30, 2005.

•	Mr. Noski has previously vested in 22,000 of his 66,000 Restricted Stock Rights and received shares in settlement of his RSRs. The other RSRs will not vest.

•	Under § 8 of the Employment Agreement, Mr. Noski is entitled to the benefits of the Special Officer Retiree Medical Program, conditioned upon his reimbursing Northrop Grumman for the full cost of such coverage.

All shares were adjusted for the 2 for 1 stock dividend paid on June 21, 2004.

In addition, Mr. Noski will be treated as eligible for a prorated 2005 bonus (based on the days of employment through his resignation).

Employment Agreement with Dr. Donald C. Winter

The Company has an employment agreement with Dr. Winter, which became effective as of December 11, 2002, the closing date of Northrop Grumman’s acquisition of TRW. Under this agreement, Dr. Winter serves as our Corporate Vice President and President, Missions Systems Sector. This employment agreement terminated his Employment Continuation Agreement (ECA) with TRW, his former employer.

The initial term of Dr. Winter’s employment agreement ends on December 11, 2006, unless terminated earlier by the Company or Dr. Winter. Under the employment agreement, Dr. Winter receives an annual base salary of at least $500,000 per year, which may be periodically increased during the Company’s normal salary review process. Dr. Winter is eligible to receive annual bonuses under the Company’s incentive compensation plan, with a target bonus of 50% of his base salary. Dr. Winter is also eligible to participate in Northrop Grumman’s welfare and pension plans, and is generally entitled to the benefits and perquisites available to the Company’s senior executives. Dr. Winter’s years of service at TRW will be credited in determining his years of vesting service under the plans. Dr. Winter may participate in the Company’s elected officer retiree medical program on the same terms and conditions as other elected officers of similar status.

Payments Related to TRW Service. Upon his employment with Northrop Grumman, Dr. Winter relinquished all rights and benefits he may have had under his ECA. In lieu of any future payments under the ECA, Dr. Winter received a $4,400,000 special bonus from the Company in January 2003. Dr. Winter also received a bonus under the TRW Operational Incentive Plan of $572,400 for his services during 2002 at TRW, with the understanding that he would receive no additional awards for his service at TRW. The Company also agreed to make a “gross-up” payment to Dr. Winter for any tax liabilities that he incurred because of the compensation and benefits that he received in the TRW acquisition. The gross-up payment would put him in the same position as though those benefits were not taxable to him.

Incentive Compensation. The employment agreement provided for the following initial grants, effective December 18, 2002 to Dr. Winter under the Company’s 2001 Long Term Incentive Stock Plan:

•	30,000 non-qualified stock options, vesting annually over four years; and

•	16,000 restricted performance stock rights awarded based upon the Company’s performance from January 1, 2003 through December 31, 2005.

In August 2003, under the employment agreement, Dr. Winter received the following additional grants under the 2001 Long Term Incentive Stock Plan:

•	40,000 non-qualified stock options, vesting annually over four years; and

•	20,000 restricted performance stock rights.

All shares were adjusted for the 2 for 1 stock dividend paid on June 21, 2004.

During his employment, Dr. Winter is entitled to other benefits that include an annual vehicle allowance, reimbursement for financial planning and income tax preparation services, reimbursement for club memberships, and provision of personal liability insurance at the Company’s expense.

Termination. If Dr. Winter’s employment is terminated by the Company without “Cause,” by Dr. Winter for “Good Reason,” or because of Dr. Winter’s death or disability, Dr. Winter or his estate will be entitled to:

•	Full vesting of any outstanding and unvested options under the initial grants;

•	Payment of restricted performance stock rights under the initial grants as though Dr. Winter were still employed by the Company.

If Dr. Winter’s employment is terminated by the Company without “Cause,” or by Dr. Winter for “Good Reason,” Dr. Winter will also be entitled to:

•	Benefits under the Company’s Officer Severance Plan; and

•	Protected rights, to consist of: (1) tax gross-up provided by the Company under the employment agreement; (2) amounts and benefits due under any plan, arrangement or grant; and (3) rights of indemnification and liability insurance as provided for in the employment agreement.

If the Company terminates Dr. Winter for “Cause,” if he terminates his employment without “Good Reason,” (both “Cause” and “Good Reason” as defined in Dr. Winter’s employment agreement) or if his employment is terminated because of death or disability, he will be entitled to receive only the protected rights described above.

Other Provisions. Dr. Winter’s employment agreement contains standard provisions relating to indemnification (covering his service at both the Company and TRW), non-disclosure of trade secrets, assignment of inventions, and non-solicitation of employees and non-disparagement upon the termination of his employment.

Dr. Winter is a party to a March 2004 Special Agreement discussed previously under “Change in Control Arrangements.”

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires Northrop Grumman’s officers and directors, and persons who own more than ten percent of a registered class of Northrop Grumman’s equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and the New York Stock Exchange. The SEC requires officers, directors and greater than ten percent beneficial owners to furnish Northrop Grumman with copies of all Forms 3, 4 and 5 they file.

Northrop Grumman believes that all its officers, directors and greater than ten percent beneficial owners complied with all their applicable filing requirements during the fiscal year ended December 31, 2004. This is based on Northrop Grumman’s review of copies of Forms 3, 4 and 5 it has received and of written representations from certain reporting persons that they were not required to file a Form 5.

PROPOSAL TWO: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee proposes and recommends that the stockholders ratify the Audit Committee’s appointment of Deloitte & Touche LLP as the Company’s independent auditors for 2005. Deloitte & Touche LLP served the Company as its independent auditors for 2004. Although ratification is not required by the Company’s bylaws or otherwise, the Audit Committee is submitting the selection of Deloitte & Touche LLP to our stockholders as a matter of good corporate practice. Should the stockholders fail to ratify the appointment of Deloitte & Touche LLP, the Audit Committee will consider this in its selection of auditors for the following year. A representative from Deloitte & Touche LLP will attend the Annual Meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions.

Fees Billed By the Independent Auditors

The following table summarizes aggregate fees billed to the Company for the years ended December 31, 2004 and December 31, 2003 by the Company’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates:

	Fiscal Year Ended December 31,
	2004	2003
Audit Fees (a)	$16,681,000	$10,483,000
Audit Related Fees (b)	485,000	1,302,000
Tax Related Fees (c)	1,596,000	1,012,000
All Other Fees (d)	0	2,653,000

Total Fees	$18,762,000	$15,450,000

(a)	Audit Fees in 2004 and 2003 reflect fees of $15,220,000 and $8,824,000 respectively for the consolidated financial statement audits, and in 2004 includes the audit of internal controls pursuant to Section 404 of the Sarbanes-Oxley Act of 2002; additionally, 2004 and 2003 include $1,416,000 and $1,106,000 respectively for the foreign statutory audits. Fees for foreign statutory audits are reported in the year in which the audits are performed. For example, foreign statutory audit fees reported in 2004 relate to audits of the Company’s foreign entities for the fiscal year ended 2003.

(b)	Audit Related Fees in 2003 reflect fees for audits of the Company’s employee benefit plans and audits of financial statements for businesses sold. Fees related to benefit plan audits which are paid by the plans are excluded.

(c)	Tax Fees during 2004 and 2003 include fees for expatriate tax services and income and VAT tax return preparation services for foreign subsidiaries.

(d)

All Other Fees during 2003 include fees of $2,638,000 for services provided by Deloitte Consulting. The Company has not engaged Deloitte Consulting to provide services since the first quarter of 2003. The Audit

Committee imposed restrictions on the use of Deloitte Consulting that require any proposed future use of Deloitte Consulting be supported by a justification stating that the services requested are unique.

As previously disclosed in the Company’s Annual Report on Form 10-K for the year ending December 31, 2004, in determining Deloitte & Touche LLP’s independence, the Audit Committee considered, among other things, the information provided by Deloitte & Touche LLP that a Deloitte Touche Tohmatsu member firm in Germany had disbursement authority through December 7, 2004 over an account in which there were de minimis balances and activity and which related to payroll tax payments and refunds for a limited number of Company employees located in Germany.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

It is the Audit Committee’s policy to pre-approve all audit and permitted non-audit services provided by the independent auditors in order to assure that the provision of these services does not impair the independent auditor’s independence. These services may include audit services, audit-related services, tax services and other services. Pre-approval may be given at any time up to a year before commencement of the specified service. Any pre-approval is detailed as to the particular service or category of services. The Audit Committee has delegated pre-approval authority for any individual project up to a pre-determined amount to the Chairman of the Audit Committee.

The decisions of the Chairman to pre-approve a permitted service is reported to the Audit Committee at its next meeting. The independent auditors and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, as well as the fees for the services performed to date.

The Audit Committee approved all audit and non-audit services provided by Deloitte & Touche during 2004 in each case before Deloitte & Touche was engaged to provide those services.

Vote Required

If a quorum is present a the meeting, approval of this proposal requires the affirmative vote of a majority of the votes cast on the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ABOVE PROPOSAL.

PROPOSAL THREE: APPROVAL OF A RESTATED CERTIFICATE OF INCORPORATION THAT WOULD ELIMINATE THE COMPANY’S CLASSIFIED BOARD STRUCTURE AND PROVIDE FOR THE ANNUAL ELECTION OF DIRECTORS

Stockholders are being asked to approve a Restated Certificate of Incorporation that incorporates proposed amendments (the “Amendments”) to certain provisions of our existing Restated Certificate of Incorporation in order to phase out the present three-year staggered terms of our directors and to provide instead for the annual election of all directors. In addition, the Amendments provide that directors elected for one-year terms may be removed by the stockholders with or without cause, amending the provision of the existing Restated Certificate of Incorporation that permits removal only for cause. Under the present, classified board structure, our directors are divided into three classes, with each class serving three-year terms, and are removable only for cause. If the Amendments are approved, directors will be elected to one-year terms of office after the three-year terms of the directors of each class expire at the 2006, 2007 and 2008 Company Annual Meetings, and the directors so elected will be removable with or without cause.

The Amendments are the product of the Board’s ongoing review of corporate governance matters. In 2004, the Board asked its Nominating and Corporate Governance Committee (the “Governance Committee”) to consider the advantages and disadvantages of maintaining the classified board structure, which was adopted by the Board and Company stockholders in 1985. Earlier this year, after completing its review, the Governance Committee recommended that the Board recommend to the shareholders amendments to accomplish the elimination of the classified board structure.

In determining whether the Amendments are in the best interests of the Company’s stockholders, the Governance Committee and the Board considered arguments for maintaining, as well as for eliminating, the classified board structure. Several arguments favored its retention. The overlapping three-year terms of directors promote continuity and stability of management by ensuring that, at any given time, two-thirds of the directors have at least one year’s experience on the Board. This assurance of director experience is important because of the unique demands of managing the Company, including the need to understand the complex nature of our business and the long-term focus of our development strategy. In addition, the Governance Committee and the Board believes that three-year director terms strengthen director independence by lessening the threat that a director who refuses to act in conformity with the wishes of management (or other directors) will not be re-nominated for office. The classified board structure also reduces the likelihood of an unsolicited and disadvantageous takeover of control of the Company, which might cause our stockholders to receive less than an adequate price for their stock, because a would-be acquiror cannot replace a majority of the Board at a single annual meeting. And, because a would-be acquiror cannot easily remove a classified board, the directors on such a board may possess greater bargaining power to obtain the best price from an acquiror and are likely to have more time to search for superior alternatives.

The Board also considered the views of investors who believe that the classified board structure reduces the accountability of directors to stockholders because the directors on such a board do not face an annual election. Since director elections are the primary means by which the stockholders can affect corporate management, the classified board structure may diminish stockholder influence over Company policy. Furthermore, the classified board structure may negatively affect stockholder value by discouraging proxy contests in which stockholders have an opportunity to vote for an entire slate of competing nominees. Similar sentiments have been expressed by some of our stockholders at past annual meetings and in stockholder proposals, which the Company has included in prior proxy statements, asking the Board to take action to eliminate the classified board. The most recent such stockholder proposal, presented at the 2004 Company Annual Meeting, received the support of 67% of the votes cast at the meeting, which represented 56.6% of the outstanding shares of the Company’s Common Stock.

After weighing all of these considerations, the Governance Committee recommended the elimination of the classified board, and the Board agreed and determined that the Amendments are advisable and in the best interests of the Company and its stockholders. Accordingly, the Board has approved the Amendments (which are described below) and the adoption of a Restated Certificate of Incorporation that would incorporate the Amendments, and recommends that the Company stockholders approve the Amendments and the Restated Certificate of Incorporation by voting in favor of this Proposal.

1.	Beginning At The 2006 Company Annual Meeting of Stockholders, Each Class Of Directors Who Face Election Will Serve One-Year Terms.

If the Proposal is adopted by the Company’s stockholders, Article EIGHTH of the Restated Certificate of Incorporation will be amended to phase out the current division of the Board of Directors into three classes and to provide instead for the annual election of directors commencing with the class of directors standing for election at the 2006 Company Annual Meeting. To ensure a smooth transition to the new system, and to permit the current directors to serve out the three-year terms to which the stockholders elected the directors, the Amendment to Article EIGHTH will not shorten the term of any director elected at or before the 2005 Company Annual Meeting. The new procedures would, however, apply to all directors elected after the 2005 Company Annual Meeting, including any current directors who are re-nominated after their current terms expire. Thus, the current Class III directors, who were elected at the 2003 Company Annual Meeting for three-year terms, would, if re-nominated, stand for election at the 2006 Company Annual Meeting for one-year terms. At the Company Annual Meeting in 2007, those Class III directors, together with the current Class I directors, whose three-year terms expire in 2007, would, if re-nominated, stand for election for one-year terms. Beginning with the Company Annual Meeting in 2008, the classification of the Board would terminate, and all directors would be subject to annual election.

2.	The Restated Certificate Of Incorporation Will Be Amended To Provide That All Directors Elected To Fill Vacancies Will Serve One-Year Terms.

Article NINTH of the Company’s Restated Certificate of Incorporation currently provides that directors elected to fill vacancies on the Board serve the remainder of the full three-year terms to which their predecessors were elected. Consistent with the proposed Amendment to Article EIGHTH that would phase out the classified board structure, Article NINTH would be amended to provide that directors elected to fill vacancies on the Board serve for a term ending at the next Company Annual Meeting following their election.

3.	The Provision Requiring That Directors Be Removed By The Stockholders Only For Cause Will Be Amended To Provide That Directors Elected in the Future for One-Year Terms Are Removable With Or Without Cause.

Article TENTH of the Restated Certificate of Incorporation currently provides that our directors may be removed by the Company’s stockholders only for cause. Under Delaware law, directors of companies that do not have classified boards may be removed by stockholders with or without cause. Because our new, Restated Certificate of Incorporation must, therefore, provide for director removal without cause after the 2008 Company Annual Meeting (when the classification of the Board would terminate), Article TENTH would also be amended to phase out the current limitation on director removal by providing that directors elected to one-year terms of office may be removed with or without cause. Directors serving the remainder of their three-year terms during the time in which the Board remains classified, however, will continue to be removable by the stockholders only for cause.

Consistent with the current voting requirement for director removal, Article TENTH will continue to require the affirmative vote of not less than 66 2/3% of the voting power of all outstanding shares of the Company’s stock to remove the directors, either with or without cause, unless a majority of “continuing directors,” as defined in the Restated Certificate of Incorporation, has approved the removal, in which case the holders of a majority of the voting power of all outstanding shares of Company stock may remove the directors.

*        *        *

If the proposed Amendments are approved at the Meeting, the Company will file a Restated Certificate of Incorporation that contains the Amendments, which are set forth in Exhibit B attached hereto, which is marked to reflect the changes in the relevant sections of our existing Restated Certificate of Incorporation proposed to be made in connection with this Proposal Three.

Vote Required

The affirmative vote of majority of the outstanding shares of Common Stock is required for approval of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ABOVE PROPOSAL.

PROPOSAL FOUR: AMEND THE 1993 STOCK PLAN FOR NON-EMPLOYEE DIRECTORS

On February 17, 1993, the Board of Directors adopted the 1993 Stock Plan for Non-Employee Directors (the “1993 Directors’ Plan”) which was subsequently approved by the stockholders in May 1993. When the 1993 Directors’ Plan was approved, 50,000 shares were authorized for issuance. There are currently 12,881 shares available (adjusted for the 2 for 1 stock dividend paid on June 21, 2004).

The purpose of the 1993 Directors’ Plan is to assist the Company in attracting and retaining, as members of the Board of Directors, highly-qualified persons who are not employees of the Company or its subsidiaries, while at the same time securing for stockholders the inherent benefit of increased stock ownership and interest by all non-employee directors. Only non-employee directors are eligible to participate in the 1993 Directors’ Plan.

Proposed Plan Amendment

On March 2, 2005, the Board of Directors amended the 1993 Directors’ Plan, subject to stockholder approval, to increase the number of shares available to a maximum of 175,000 shares.

1993 Directors’ Plan Description

The full text of the 1993 Directors’ Plan, with the proposed amendment, is attached to this Proxy Statement as Exhibit C. Principal features are described below, but such description is qualified in its entirety by reference to the text. Except for the increase in shares, all other provisions of the 1993 Directors’ Plan are not changed.

The 1993 Directors’ Plan consists of two principal features. The first of these is mandatory payment of 30% of each non-employee director’s total annual retainer in shares of Common Stock. The second principal feature is a provision that permits each eligible non-employee director to elect to receive on a current or deferred basis shares of Common Stock, in lieu of the remainder of any portion of his or her retainer and/or other compensation to be earned for Board service.

70% of the current annual cash retainer is paid quarterly in cash and 30% is paid annually in shares of Northrop Grumman Common Stock (the “Stock Retainer Portion”) along with additional shares representing dividend equivalents for the applicable calendar year. The price per share used to determine the aggregate number of shares of Common Stock earned each year is the average of the closing monthly prices for the applicable period. If any non-employee director terminates his or her Board service for any reason during a calendar year, such individual receives a cash payment in lieu of a Stock Retainer Portion for such year.

As noted above, each non-employee director is eligible under the 1993 Directors’ Plan to elect a current payment in Common Stock or a deferred payment or a combination of some or all of the cash portion of his or her annual retainer (plus committee fees and any other compensation earned as a non-employee director). A non-employee director must make any such election prior to the start of the calendar year(s) for which the election is applicable. After the end of each applicable calendar year, a Stock Unit account is established for each individual making a deferral election with each Stock Unit being the equivalent of a share of Common Stock. The number of shares of elected Common Stock and/or stock Units paid or credited for any year is calculated the same as the Stock Retainer Portion for each non-employee director. Dividends earned on elected Common Stock payments and dividend equivalents applicable to Stock Units are converted into additional shares of Common Stock and/or Stock Units, as appropriate, after the close of the applicable year. All Stock Unit accounts are paid in shares of Common Stock following the close of a calendar year selected by the respective director.

The number of shares to be earned and paid to each non-employee director for future years is dependent in large extent to the future market price of Common Stock, as well as directors’ individual elections. The amount paid in stock pursuant to the 1993 Directors’ Plan in 2004 was as follows:

1993 Stock Plan for Non-Employee Directors

	Dollar Value ($)	Share Number of Units*
All Non-Executive Director Group	543,733	10,529

*	Includes shares attributable to dividends paid during the year

A maximum total of 175,000 additional shares of Common Stock will be reserved for issuance under the 1993 Directors’ Plan, with such shares subject to appropriate proportional adjustment in the event of certain changes in the Company’s corporate structure including stock dividends, recapitalization, merger or similar transaction or event as determined by the Board of Directors.

The 1993 Director’s Plan may be amended or terminated by the Board of Directors, but the Board may not make any amendment that would cause the Directors’ Plan not to comply with Rule 16b-3 of the Securities Exchange Act of 1934, or that would cause a participant not to be deemed “disinterested” under such rule.

Vote Required

If a quorum is present at the meeting, approval of this proposal requires an affirmative vote of a majority of the votes cast on the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ABOVE PROPOSAL.

PROPOSAL FIVE: STOCKHOLDER PROPOSAL

Mr. Fred Barthel, 521 28th Avenue, Venice, California 91291, a beneficial owner of no less than 100 shares of the Common Stock of the Company, the proponent of a stockholder proposal has stated that the proponent intends to present a proposal at the Annual Meeting. The proposal and supporting statement, for which the Board of Directors accepts no responsibility, is set forth below. The Board of Directors opposes the proposal for the reasons stated after this proposal.

Adopt Simple Majority Vote

RESOLVED: That our Board of Directors take each step necessary for a simple majority vote to apply on each issue that can be subject to shareholder vote – to the greatest extent possible.

75% Yes-Vote

This topic won a 75% yes-vote average at 7 major companies in 2004. The Council of Institutional Investors www.cii.org formally recommends adoption of this proposal topic.

Terminate Potential Frustration of the Shareholder Majority

Our current rule allows a small minority to frustrate the will of the shareholder majority. For example, in requiring an 80% vote to make certain governance changes, if 79% vote yes and only 1% vote no – only 1% could force their will on the overwhelming 79% majority. Such 80% supermajority vote requirements can lock in provisions that are harmful to shareholders and limit shareholders’ role in our company.

63% Shareholder Approval

This topic won 63% shareholder approval in 1999 at our company. This 63%-vote could translate into a higher percentage in 2005 due to the increased emphasis on good governance. Since 1999 the Enron disaster has taught shareholders and boards the importance of good governance. Also increased refinements in rating corporate governance and the increased use of the internet make it all the more difficult for companies to hide under-achievement in governance.

Progress Begins with a First Step

I believe that the need to take the above RESOLVED step is reinforced by viewing our overall corporate governance fitness which is not impeccable. For instance in 2004 the following items were reported and some conclusions are drawn from the reported information:

•	The Corporate Library, an independent investment research firm in Portland, Maine rated our company: “F” in Takeover Defenses.

•	Shareholders were only allowed to vote on individual directors once in 3-years—accountability concern.

•	An awesome 80% shareholder vote was required to make certain key changes—entrenchment and obsolesce concern.

•	Our key Audit Committee allowed its chairman to have non-director connections to our company—independence concern.

•	Seven directors chose to own only 383 to 1504 shares each—given their inside knowledge of our company.

•	Six directors chose to hold from 4 to 6 director seats each—over-extension concern.

•	Our lead director was allowed to hold 5 board seats—over-extension concern.

•	Plus he served on the ConAgra (CAG) Board—rated “D” by the Corporate Library.

•	2002 CEO pay of $18 million included stock option grants

Source: Executive PayWatch Database,

http://www.aflcio.org/corporateamerica/paywatch/ceou/database.cfm

•	The Corporate Library said our company had an “excessive executive compensation structure.”

•	Four active CEOs were on our board—could be a source of high CEO compensation.

•	If CEO pay is excessive—this could be a sign that our board is weak in its oversight of our CEO.

One Step Forward

The existence of the above governance concerns arguably heightens the importance of passing the one RESOLVED topic of this proposal.

Adopt Simple Majority Vote

Yes on 5

MANAGEMENT’S POSITION

The approval of a majority of the votes cast at a meeting, whether in person or by proxy, is required for most proposals submitted to a vote of the Company’s stockholders. Consistent with Delaware law and the Company’s Certificate of Incorporation, which has been approved by the stockholders of the Company, the vote of holders of at least 66-2/3% of the outstanding voting stock is required to authorize certain significant corporate actions.

At the 2003 Annual Meeting, the Northrop Grumman stockholders approved an amendment to the Company’s Certificate of Incorporation to decrease the vote requirement from 80% to 66-2/3%. The proponent’s proposal is misleading because all his examples cite an 80% vote requirement. The shareholder proposal that won approval in 1999 was based on the 80% vote requirement.

The Board of Directors believes that the 66-2/3% vote requirement is reasonable and, like similar provisions in the governance documents of many public corporations, is intended to preserve and maximize the value of the Company for all stockholders and provides protection for all stockholders against self-interested actions by one or a few large stockholders. The provision is not intended to, and does not, preclude unsolicited, non-abusive offers to acquire the Company at a fair price. It is designed, instead, to encourage any potential acquirer to negotiate directly with the Board. This is desirable because the Board is in the best position to evaluate the adequacy and fairness of proposed offers, to negotiate on behalf of all stockholders and to protect stockholders against abusive tactics during a takeover process.

If a quorum is present at the meeting, approval of this proposal requires the affirmative vote of a majority of the votes cast on the proposal. However, because the proposal is a recommendation, its approval would not effectuate the changes contemplated by the proposal. Elimination of the super-majority voting requirements would require amendment of the Company’s Certificate of Incorporation, which requires approval by the Board and holders of at least 66-2/3% of the outstanding voting stock of the Company.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “AGAINST” PROPOSAL NUMBER FIVE.

MISCELLANEOUS

Voting on Other Matters

Management is not aware of any other business to be transacted at the Annual Meeting. Northrop Grumman’s Bylaws outline procedures, including minimum notice provisions, for stockholder nomination of directors and submission of other stockholder business to be transacted before the Annual Meeting. A copy of the pertinent Bylaw provisions is available on request to Corporate Secretary, Northrop Grumman Corporation, 1840 Century Park East, Los Angeles, California 90067. If any other business properly comes before the Annual Meeting, it is intended that the shares represented by proxies will be voted in accordance with the judgment of the persons authorized to vote them.

Proposal of Stockholders

Any stockholder who intends to present a proposal at the annual meeting in the year 2006 must deliver the proposal to the Corporate Secretary at 1840 Century Park East, Los Angeles, California 90067:

•	Not later than December 13, 2005, if the proposal is submitted for inclusion in our proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934

•	Not earlier than January 27, 2006 and not later than February 26, 2006, if the proposal is submitted pursuant to the Company’s Bylaws, in which case we are not required to include the proposal in our proxy materials.

A copy of the Company’s Bylaws is available on request to Corporate Secretary, Northrop Grumman Corporation, 1840 Century Park East, Los Angeles, California 90067.

Cost of Soliciting Proxies

The cost of soliciting proxies in the accompanying form will be paid by the Company. In addition to solicitation by mail, arrangements will, where appropriate, be made with brokerage houses and other custodians, nominees and fiduciaries to send proxy materials to beneficial owners. The Company will, upon request, reimburse them for reasonable expenses incurred. The Company has retained D.F. King & Co, Inc. of New York at an estimated fee of $11,000 plus reasonable disbursements. Officers, directors and regular employees of the Company may request the return of proxies personally, by means of materials prepared for stockholders and employee-stockholders or by telephone or telegram to the extent deemed appropriate by the Board of Directors. No additional compensation will be paid to such individuals for this activity. The extent to which this solicitation will be necessary will depend upon how promptly proxies are received; therefore, stockholders are urged to return their proxies without delay.

John H. Mullan
Corporate Vice President and Secretary

April 12, 2005

NOTICE: THE COMPANY FILED AN ANNUAL REPORT ON FORM 10-K EFFECTIVE MARCH 4, 2005. STOCKHOLDERS OF RECORD ON MARCH 21, 2005 MAY OBTAIN A COPY OF THIS REPORT WITHOUT CHARGE FROM THE CORPORATE SECRETARY, NORTHROP GRUMMAN CORPORATION, 1840 CENTURY PARK EAST, LOS ANGELES, CALIFORNIA 90067.

EXHIBIT A

As Amended March 2, 2005

NORTHROP GRUMMAN CORPORATION

AUDIT COMMITTEE CHARTER

Purpose

The Audit Committee of the Board of Directors of Northrop Grumman Corporation (the “Company”) is organized and established by and among this Board of Directors for the purpose of assisting Board oversight of the accounting and financial reporting processes of the Company, the audits and integrity of the Company’s financial statements; the Company’s compliance with legal and regulatory requirements related to financial statements and reporting; the Independent Auditor’s qualifications and independence; the performance of the Company’s internal audit function and performance of the Independent Auditor; the Company’s internal control structure; and any other matters relating to the Company’s accounting and financial reporting processes. The Audit Committee shall also prepare the report that the rules issued by the Securities and Exchange Commission (“SEC”) require be included in the Company’s annual proxy statement.

Organization

The Audit Committee shall consist of at least three directors as determined by the Board of Directors, each of whom shall be a non-employee Director of the Company, each of whom shall be independent in accordance with the criteria set forth in Section 10A(m)(3) of the Securities Exchange Act of 1934 as in effect from time to time (including the requirement that director’s fees are the only compensation an Audit Committee member may receive from the Company), and the rules of the New York Stock Exchange (“NYSE”). At least one member of the Audit Committee shall be a “financial expert” within the meaning of Section 407 of the Sarbanes-Oxley Act of 2002 and the rules issued by the SEC pursuant thereto.

Meetings

The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee shall conduct its meetings with the Vice President of Internal Audit and the Independent Auditor and such other members of management as determined by the Chairman of the Audit Committee. The agenda for each regularly scheduled meeting of the Audit Committee shall provide for the opportunity at the discretion of the Audit Committee for separate sessions, on such terms and conditions as it may elect, severally, with Company management, the Company’s Vice President of Internal Audit and his staff, and the Independent Auditor, and for an Executive Session.

A majority of the members of the Audit Committee shall constitute a quorum for any meeting. Any action of a majority of the members of the Audit Committee present at any meeting at which a quorum is present shall be an action of the Audit Committee.

Duties and Responsibilities

The responsibilities of the Audit Committee are to:

1.	Review this Charter periodically, at least annually, as conditions dictate and recommend to the Board of Directors any necessary or appropriate amendments.

2.	Review and advise on the selection and removal of the Vice President of Internal Audit. Additionally, the Audit Committee will review and recommend changes to the Internal Audit Charter.

3.	Appoint, discharge, compensate, retain, oversee and evaluate the work of the Company’s Independent Auditor, which shall report directly to the Audit Committee and which shall be a registered public

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accounting firm as defined by the Sarbanes-Oxley Act of 2002 (the “Independent Auditor”), based upon the Audit Committee’s judgment of the independence of the Independent Auditor (taking into account the standards and rules established by the Public Company Accounting Oversight Board (“PCAOB”)), and fees charged both for preapproved audit and preapproved non-prohibited non-audit services) and the quality of its audit work. The Audit Committee shall be responsible for the resolution of disagreements between management and the Independent Auditor regarding financial reporting. If the Independent Auditor is dismissed by the Audit Committee, the Audit Committee shall appoint a new Independent Auditor. The Audit Committee in its capacity as a committee of the Board of Directors shall determine the appropriate funding for payment of (i) compensation to the Independent Auditor employed for the purpose of issuing an audit report or performing other audit review or attest services for the Company, (ii) compensation to any advisers employed by the Audit Committee and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

4.	Review and preapprove each service considered to be auditing services and non-prohibited non-audit services to be provided by the Independent Auditor. The Audit Committee may delegate to one or more of its members the authority to grant preapprovals required and as contemplated by Section 10A(i) of the Securities Exchange Act of 1934, with any such preapproval reported to the Audit Committee at its next regularly scheduled meeting.

5.	Review with the Independent Auditor and the internal auditors the scope and plan of their respective audits and the degree of coordination of those plans.

6.	Meet with the Independent Auditor, who shall report directly to the Audit Committee, to review, among other things, timely reports of all critical accounting policies to be used by the Company, all alternative accounting treatments discussed with management, the ramifications of such treatments and the Independent Auditor’s preferred treatment, and all material written communications with management, including management letters and any schedule of unadjusted differences, as well as the results of the audit or review and any opinion or report, which the Independent Auditor proposes to render in connection with the Company’s financial statements. The review should cover those matters that the Independent Auditor is required to discuss with the Audit Committee pursuant to Statement on Auditing Standards No. 61, as amended.

7.	Review analysis prepared by management (and the Independent Auditor as noted in Item 6 above) setting forth the Company’s critical accounting policies, significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative generally accepted accounting principles.

8.	Meet with the Vice President of Internal Audit and with management at least once a quarter to review their respective comments concerning the adequacy of the Company’s system of internal controls and such other matters as the Audit Committee may deem appropriate.

9.	Obtain and review, at least annually, a report by the Independent Auditor describing: the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, reviews by the PCAOB and any peer review of the firm or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the Independent Auditor’s independence) all relationships between the Independent Auditor and the Company.

10.

Review, and discuss with management, the internal auditors and the Independent Auditor, the Company’s Annual Report on SEC Form 10-K and Quarterly Reports on SEC Form 10-Q, including the Management’s Discussion and Analysis of Financial Condition and Results of Operations and the audited consolidated financial statements and financial statement schedule. The Audit Committee shall also review with management, the internal auditors and the Independent Auditor the results of the Independent Auditor’s audit of the annual management assessment of the effectiveness of internal control over financial reporting, including the Company’s disclosures under Management’s Report on Internal Control Over Financial

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Reporting and of the effectiveness of internal control over financial accounting, prior to the filing of the Company’s SEC Form 10-K. The Audit Committee shall receive the disclosures by the Company’s principal executive officer and principal financial officer regarding the certifications required in each Annual or Quarterly Report filed with the SEC in accordance with the rules regarding such certifications as adopted by the SEC. The Audit Committee shall discuss, in accordance with the rules of the NYSE, earnings press releases and the included financial information, as well as the financial information and earnings guidance provided to analysts and ratings agencies.

11.	Recommend to the Board whether the Company’s Annual Report on Form 10-K should include the audited consolidated financial statements.

12.	Direct the Independent Auditor and the internal audit staff to inquire into and report to it with respect to any of the Company’s contracts, transactions or procedures, or the conduct of the Corporate Office, or any other unit, or any other matter having to do with the Company’s business and affairs. The Audit Committee may initiate special investigations, and has the authority to engage independent counsel, accounting and other advisers as it determines necessary to carry out its responsibilities under this Charter.

13.	Establish and periodically review procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

14.	Set clear Company hiring policies for employees or former employees of the Independent Auditor.

15.	Conduct an annual performance evaluation of the Audit Committee.

16.	Discuss guidelines and policies with respect to risk assessment and risk management, including the Company’s major financial risk exposures and the steps that management has taken to monitor and control such exposures.

Additional Powers

In addition to the powers necessary to carry out the foregoing responsibilities, the Audit Committee may in its discretion request and receive reports from the Chairs of other Committees of the Board of Directors regarding matters under the cognizance of such Committees that the Audit Committee determines are appropriate to the fulfillment of its functions under this Charter. The Audit Committee shall have such other duties as may be lawfully delegated to it from time to time by the Board of Directors. The Audit Committee shall report regularly to the Board of Directors and review with the Board of Directors any issues that may arise with respect to the quality or integrity of the Company’s financial statements, compliance with legal or regulatory requirements related to financial statements and reporting, the performance and independence of the Independent Auditor or the performance of the internal audit function.

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EXHIBIT B

RESTATED CERTIFICATE OF INCORPORATION

OF

NORTHROP GRUMMAN CORPORATION

(Originally incorporated on January 16, 2001

under the name NNG, Inc.)

FIRST: The name of the corporation is Northrop Grumman Corporation (the “Corporation”).

SECOND: The address of the registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name and address of the Corporation’s registered agent in the State of Delaware is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, State of Delaware 19801.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may now or hereafter be organized under the General Corporation Law of the State of Delaware.

FOURTH: 1. The total number of shares of stock which the Corporation shall have authority to issue is Eight Hundred Ten Million (810,000,000), consisting of Eight Hundred Million (800,000,000) shares of Common Stock, par value One Dollar ($1.00) per share (the “Common Stock”), and Ten Million (10,000,000) shares of Preferred Stock, par value One Dollar ($1.00) per share (the “Preferred Stock”).

2. Shares of Preferred Stock may be issued from time to time in one or more classes or series, each of which class or series shall have such distinctive designation or title as shall be fixed by resolution of the Board of Directors of the Corporation (the “Board of Directors”) prior to the issuance of any shares thereof. Each such class or series of Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution providing for the issuance of such class or series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof pursuant to the authority hereby expressly vested in it, all in accordance with the laws of the State of Delaware. The Board of Directors is further authorized to increase or decrease (but not below the number of shares of such class or series then outstanding) the number of shares of any class or series subsequent to the issuance of shares of that class or series.

Pursuant to the authority conferred by this Article Fourth, the following series of Preferred Stock has been designated, such series consisting of such number of shares, with such voting powers and with such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions therefor as are stated and expressed in the exhibit with respect to such series attached hereto as specified below and incorporated herein by reference:

Exhibit 1: Series B Convertible Preferred Stock

FIFTH: In furtherance and not in limitation of the powers conferred by statute and subject to Article Sixth hereof, the Board of Directors is expressly authorized to adopt, repeal, rescind, alter or amend in any respect the bylaws of the Corporation (the “Bylaws”).

SIXTH: Notwithstanding Article Fifth hereof, the Bylaws may be adopted, repealed, rescinded, altered or amended in any respect by the stockholders of the Corporation, but only by the affirmative vote of the holders of not less than 66 2/3% of the voting power of all outstanding shares of Voting Stock (as defined in paragraph (f) of Section 3 of Article Fourteenth hereof), regardless of class and voting together as a single voting class and, where such action is proposed by an Interested Stockholder (as defined in paragraph (d) of Section 3 of Article

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Fourteenth hereof, or by any Affiliate or Associate (each as defined in paragraph (g) of Section 3 of Article Fourteenth hereof) of an Interested Stockholder, including the affirmative vote of the holders of a majority of the voting power of all outstanding shares of Voting Stock, regardless of class and voting together as a single voting class, other than shares held by the Interested Stockholder which proposed (or the Affiliate or Associate of which proposed) such action, or any Affiliate or Associate of such Interested Stockholder, provided, however, that where such action is approved by a majority of the Continuing Directors (as defined in paragraph (a) of Section 3 of Article Fourteenth hereof), the affirmative vote of a majority of the voting power of all outstanding shares of Voting Stock, regardless of class and voting together as a single voting class shall be required for approval of such action.

SEVENTH: The business and affairs of the Corporation shall be managed by and under the direction of the Board of Directors. Except as may otherwise be provided pursuant to Section 2 of Article Fourth hereof in connection with rights to elect additional directors under specified circumstances which may be granted to the holders of any class or series of Preferred Stock, the exact number of directors of the Corporation shall be determined from time to time by a Bylaw or amendment thereto.

EIGHTH: ~~The~~Until the 2008 annual meeting of stockholders, the Board of Directors shall be and is divided into three classes~~:~~, Class I, Class II and Class III. The number of authorized directors in each class shall be the whole number contained in the quotient obtained by dividing the authorized number of directors by three. If a fraction is also contained in such quotient, then additional directors shall be apportioned as follows: if such fraction is one-third, the additional director shall be a member of Class I; and if such fraction is two-thirds, one of the additional directors shall be a member of Class I and the other shall be a member of Class II. ~~Each director~~ The directors elected to Class III in 2003 shall serve for a term ending on the date of the ~~third Annual Meeting of Stockholders of the Corporation (the “Annual Meeting”) following the Annual Meeting at which such director was elected; provided, however, that the directors first~~annual meeting held in calendar year 2006, the directors elected to Class I in 2004 shall serve for a term ending on the date of the ~~first Annual Meeting next following the end of the~~annual meeting held in calendar year ~~2000~~,2007 and the directors ~~first~~ elected to Class II in 2005 shall serve for a term ending on the date of the ~~second Annual Meeting next following the end of the calendar year 2000 and the directors first elected to Class III~~ annual meeting held in calendar year 2008. The term of each director elected after the 2005 annual meeting shall end at the first annual meeting following his or her election. Commencing with the annual meeting in 2008, the classification of the Board of Directors shall terminate, and all directors shall be of one class and shall serve for a term ending ~~on the date of the third Annual Meeting next following the end of the calendar year 2000.~~ at the annual meeting following the annual meeting at which the director was elected.

Notwithstanding the foregoing provisions of this Article Eighth: each director shall serve until his successor is elected and qualified or until his death, resignation or removal; no decrease in the authorized number of directors shall shorten the term of any incumbent director, and additional directors, elected pursuant to Section 2 of Article Fourth hereof in connection with rights to elect such additional directors under specified circumstances which may be granted to the holders of any class or series of Preferred Stock, shall not be included in any class, but shall serve for such term or terms and pursuant to such other provisions as are specified in the resolution of the Board of Directors establishing such class or series.

NINTH: Except as may otherwise be provided pursuant to Section 2 of Article Fourth hereof in connection with rights to elect additional directors under specified circumstances which may be granted to the holders of any class or series of Preferred Stock, newly created directorships resulting from any increase in the number of directors, or any vacancies on the Board of Directors resulting from death, resignation, removal or other causes, shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for ~~the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred~~a term that shall end at the first annual meeting following his or her election and until such director’s successor shall have been elected and qualified or until such director’s death, resignation or removal, whichever first occurs.

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TENTH: Except as may otherwise be provided pursuant to Section 2 of Article Fourth hereof in connection with rights to elect additional directors under specified circumstances which may be granted to the holders of any class or series of Preferred Stock, any director whose term of office shall expire at the first annual meeting following his or her election may be removed from office ~~only for~~with or without cause ~~and~~but only by the affirmative vote of the holders of not less than 66 2/3% of the voting power of all outstanding shares of Voting Stock entitled to vote in connection with the election of such director, regardless of class and voting together as a single voting class; provided, however, that where such removal is approved by a majority of the Continuing Directors, the affirmative vote of a majority of the voting power of all outstanding shares of Voting Stock entitled to vote in connection with the election of such director, regardless of class and voting together as a single voting class, shall be required for approval of such removal. Notwithstanding the foregoing, any director serving during his or her three-year term of office pursuant to the classification of the Board of Directors provided for in Article Eighth shall be removed only for cause and only by the affirmative vote of stockholders provided for in the first sentence of this Article Tenth, including the proviso in such sentence.

ELEVENTH: Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual meeting or at a special meeting of stockholders of the Corporation, unless such action requiring or permitting shareholder approval is approved by a majority of the Continuing Directors, in which case such action may be authorized or taken by the written consent of the holders of outstanding shares of Voting Stock having not less than the minimum voting power that would be necessary to authorize or take such action at a meeting of stockholders at which all shares entitled to vote thereon were present and voted, provided all other requirements of applicable law and this Restated Certificate have been satisfied.

TWELFTH: Special meetings of the stockholders of the Corporation for any purpose or purposes may be called at any time by a majority of the Board of Directors or by the Chairman of the Board. Special meetings may not be called by any other person or persons. Each special meeting shall be held at such date and time as is requested by the person or persons calling the meeting, within the limits fixed by law.

THIRTEENTH: Meetings of stockholders of the Corporation may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision of applicable law) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws.

FOURTEENTH: 1. Subject to the provisions of Section 2 of this Article Fourteenth, in addition to any vote required by law, a Business Combination (as defined in paragraph (b) of Section 3 of this Article Fourteenth) shall be approved by the affirmative vote of the holders of not less than:

(a) 66 2/3% of the voting power of all outstanding shares of Voting Stock, regardless of class and voting together as a single voting class; and

(b) a majority of the voting power of all outstanding shares of Voting Stock, other than shares held by any Interested Stockholder which is (or the Affiliate or Associate of which is) a party to such Business Combination or by any Affiliate or Associate of such Interested Stockholder, regardless of class and voting together as a single voting class.

The affirmative votes referred to in paragraphs (a) and (b) of this Section 1 shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage or proportion may be specified, by law, or in any agreement between the Corporation and any national securities exchange or any other person, or otherwise.

2. Notwithstanding the provisions of Section 1 of this Article Fourteenth, a Business Combination may be approved if all of the conditions specified in either of the following paragraphs (a) or (b) have been satisfied:

(a) both of the following conditions specified in clauses (i) and (ii) of this paragraph (a) have been satisfied:

(i) there are one or more Continuing Directors and a majority of such Continuing Directors shall have approved such Business Combination; and

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(ii) such Business Combination shall have been approved by the affirmative vote of the Corporation’s stockholders required by law, if any such vote is so required: or

(b) all of the following conditions satisfied in clauses (i) through (vii) of this paragraph (b) have been satisfied:

(i) such Business Combination shall have been approved by the affirmative vote of holders of a majority of the voting power of all outstanding shares of Voting Stock, regardless of class and voting together as a single voting class;

(ii) the aggregate amount of (A) the cash and (B) the Fair Market Value (as defined in paragraph (i) of Section 3 of this Article Fourteenth), as of the date of the consummation of the Business Combination (the “Consummation Date”), of consideration other than cash received or to be received, per share, by holders of shares of Common Stock in such Business Combination, shall be at least equal to the higher of the following:

(I) (if applicable) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers’ fees) paid or agreed to be paid by the Interested Stockholder which is (or the Affiliate or Associate of which is) a party to such Business Combination for any shares of Common Stock (x) within the two-year period immediately prior to and including the date of the final public announcement of the terms of the proposed Business Combination (the “Announcement Date”), or (y) in the transaction in which it became an interested Stockholder, whichever is higher; or

(II) the Fair Market Value per share of Common Stock (x) on the Announcement Date, or (y) on the date on which the Interested Stockholder became an Interested Stockholder (the “Determination Date”), whichever is higher;

(iii) the aggregate amount of (A) the cash and (B) the Fair Market Value, as of the Consummation Date, of consideration other than cash received or to be received, per share, by holders of shares of any class of outstanding Voting Stock other than Common Stock in such Business Combination, shall be at least equal to the highest of the following (it being intended that the requirements of this clause (iii) shall be required to be met with respect to every class of outstanding Voting Stock other than Common Stock, whether or not such Interested Stockholder (or such Affiliate or Associate) has previously acquired any shares of a particular class of Voting Stock):

(I) (if applicable) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers’ fees) paid or agreed to be paid by the Interested Stockholder for any shares of such class of Voting Stock (x) within the two-year period immediately prior to the Announcement Date, or (y) in the transaction in which it became an Interested Stockholder, whichever is higher;

(II) (if applicable) the highest preferential amount per share to which the holders of shares of such class of Voting Stock are entitled in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation; or

(III) the Fair Market Value per share of such class of Voting Stock (x) on the Announcement Date, or (y) on the Determination Date, whichever is higher;

(iv) the consideration to be received by the holders of a particular class of outstanding Voting Stock (including Common Stock) shall be in cash or in the same form as the Interested Stockholder has previously paid (or agreed to pay) for shares of such class of Voting Stock; if the Interested Stockholder has paid for shares of any class of Voting Stock with varying forms of consideration, the form of consideration to be received by holders of shares of such class of Voting Stock shall be either cash or the form used to acquire the largest number of shares of such class of Voting Stock previously acquired by such Interested Stockholder, and the price determined in accordance with clauses (ii) and

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(iii) of this paragraph (b) shall be subject to appropriate adjustment in the event of any stock dividend, stock split, combination of shares or similar event;

(v) after such Interested Stockholder has become an Interested Stockholder, and prior to the consummation of such Business Combination, neither such Interested Stockholder nor any of its Affiliates or Associates shall have become the beneficial owner of any additional shares of Voting Stock, except (A) as part of the action which resulted in such Interested Stockholder becoming an Interested Stockholder, or (B) upon conversion of convertible securities acquired by it prior to such Interested Stockholder becoming an Interested Stockholder, upon exercise of warrants acquired by it prior to such Interested Stockholder becoming an Interested Stockholder, or as a result of a stock split or a pro rata stock dividend;

(vi) after such Interested Stockholder has become an Interested Stockholder, neither such Interested Stockholder nor any of its Affiliates or Associates shall have received the benefit, directly or indirectly (except proportionately as a stockholder), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by the Corporation, whether in anticipation of or in connection with such Business Combination or otherwise; and

(vii) a proxy or information statement describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (or any subsequent provisions replacing such Act, rules and/or regulations) shall be mailed to stockholders of the Corporation at least thirty (30) days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to such Act, rules and/or regulations or such subsequent provisions).

3. For the purposes of this Restated Certificate of Incorporation, the following definitions shall apply:

(a) “Continuing Director” means (i) any member of the Board of Directors who (A) is not an Interested Stockholder or an Affiliate or Associate of an Interested Stockholder and (B) was a member of the Board of Directors prior to the time that an Interested Stockholder became an Interested Stockholder, and (ii) any person who is elected or nominated to succeed a Continuing Director, or to join the Board of Directors, by a majority of the Continuing Directors.

(b) “Business Combination” means any one or more of the following transactions referred to in clauses (i) through (vi) of this paragraph (b):

(i) any merger or consolidation of the Corporation or any Subsidiary (as defined in paragraph (h) of this Section 3) with or into (A) any Interested Stockholder or (B) any other corporation (whether or not itself an Interested Stockholder) which immediately before is, or after such merger or consolidation would be, an Affiliate or Associate of an Interested Stockholder;

(ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of related transactions) to or with any Interested Stockholder, Affiliate and/or any Associate of any Interested Stockholder of any assets of the Corporation and/or any Subsidiary, where such assets have an aggregate Fair Market Value of Twenty-Five Million Dollars ($25,000,000) or more;

(iii) the issuance or transfer by the Corporation and/or any Subsidiary (in one transaction or a series of related transactions) of any equity securities of the Corporation and/or any Subsidiary to a person which, immediately prior to such issuance or transfer, is an Interested Stockholder or an Affiliate or Associate of an Interested Stockholder, where such equity securities have an aggregate Fair Market Value of Ten Million Dollars ($10,000,000) or more;

(iv) the adoption of any plan or proposal for the liquidation or dissolution of the Corporation;

(v) any reclassification of securities (including any reverse stock split) or recapitalization of the Corporation, or any merger or consolidation of the Corporation with any of its Subsidiaries or any similar transaction (whether or not with or into or otherwise involving an Interested Stockholder),

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which has the effect, directly or indirectly, of increasing the percentage of the outstanding shares of any class of equity or convertible securities of the Corporation or any Subsidiary which is directly or indirectly owned by any Interested Stockholder or by any Affiliate and/or Associate of any Interested Stockholder; or

(vi) any agreement, contract or other arrangement providing for any of the transactions described in clauses (i) through (v) of this paragraph (b).

(c) A “person” means an individual, firm, partnership, trust, corporation or other entity.

(d) “Interested Stockholder” means any person who or which, together with its Affiliates and Associates, as of the record date for the determination of stockholders entitled to notice of, and to vote on, any Business Combination, the removal of a director or the adoption of any proposed amendment, alteration, rescission or repeal of any provision of this Restated Certificate of Incorporation or any Bylaw, or immediately prior to the Consummation Date:

(i) is the beneficial owner (as defined in paragraph (e) of this Section 3), directly or indirectly, of ten percent (10%) or more of the voting power of (A) all outstanding shares of Voting Stock or (B) all outstanding shares of the capital stock of a Subsidiary having general voting power (“Subsidiary Stock”); or

(ii) is an assignee of or has otherwise succeeded to any share of Voting Stock or Subsidiary Stock which was, at any time within the two year period prior thereto, beneficially owned by any person who at such time was an Interested Stockholder, and such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933, as amended, and the rules and regulations thereunder (or any subsequent provisions replacing such Act, rules and/or regulations);

provided, however, that the term “Interested Stockholder” shall not include (A) the Corporation or any Subsidiary or (B) any profit-sharing, employee stock ownership or other employee benefit plan of the Corporation or any Subsidiary, or any trustee of, or fiduciary with respect to, any such plan when acting in such capacity.

(e) A person is the “beneficial owner” of any shares of capital stock:

(i) which such person or any of its Affiliates or Associates beneficially owns, directly or indirectly;

(ii) which such person or any of its Affiliates or Associates has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (B) the right to vote pursuant to any agreement, arrangement or understanding; or

(iii) which are beneficially owned, directly or indirectly, by any other person with which such first-mentioned person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of capital stock of the Corporation or a Subsidiary, as the case may be.

(f) “Voting Stock” means the capital stock of the Corporation having general voting power. For the purpose of determining whether a person is an Interested Stockholder pursuant to paragraph (d) of this Section 3, the number of shares of Voting Stock or Subsidiary Stock, as the case may be, deemed to be outstanding shall include shares deemed owned by a beneficial owner through application of paragraph (e) of this Section 3, but shall not include any other shares of Voting Stock or Subsidiary Stock, as the case may be, which may be issuable to any other person pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise,

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(g) “Affiliate” and “Associate” have the respective meanings given to those terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, as in effect on January 1, 2001.

(h) “Subsidiary” means any corporation of which a majority of any class of equity security (as defined in Rule 3a 11-l of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, as in effect on January 1, 2001) is owned, directly or indirectly, by the Corporation.

(i) “Fair Market Value” means (i) in the case of stock (A) the highest closing sale price during the 30-day period including and immediately preceding the date in the question of a share of such stock on the Composite Tape for New York Stock Exchange-Listed Stocks, or (B) if such stock is not quoted on the Composite Tape, the highest closing sale price during such 30-day period on the New York Stock Exchange, or (C) if such stock is not listed on such Exchange, the highest closing sale price during such 30-day period on the principal United States securities exchange registered under the Securities Exchange Act of 1934, as amended, on which such stock is listed, or (D) if such stock is not listed on any such exchange, the highest closing bid quotation with respect to a share of such stock on the National Association of Securities Dealers, Inc. Automated Quotations System or any system then in use during such 30-day period, or (E) if no such quotations are available, the fair market value on the date in question of a share of such stock as determined in good faith by a majority of the Continuing Directors (or if there are no Continuing Directors, then by a majority of the Board of Directors), and (ii) in the case of property other than cash or stock, the fair market value of such property on the date in question as determined in good faith by a majority of the Continuing Directors (or if there are no Continuing Directors, then by a majority of the Board of Directors).

(j) In the event of any Business Combination in which the Corporation survives, the phrase “consideration other than cash received or to be received” as used in clauses (ii) and (iii) of paragraph (b) of Section 2 of this Article Fourteenth shall include the shares of Common Stock and/or the shares of any other class of Voting Stock retained by the holder of such shares.

4. A majority of the Continuing Directors shall have the power and duty to determine, for purposes of this Article Fourteenth, on the basis of information known to them: (a) whether a person is an Interested Stockholder, (b) the number of shares of Voting Stock or Subsidiary Stock beneficially owned by any person, (c) whether a person is an Affiliate or Associate of another person, (d) whether a person has an agreement, arrangement or understanding with another person as to the matters referred to in clause (vi) of paragraph (b), or clause (ii) or (iii) of paragraph (e), of Section 3 of this Article Fourteenth, (e) whether any particular assets of the Corporation and/or any Subsidiary have an aggregate Fair Market Value of Twenty-Five Million Dollars ($25,000,000) or more, or (f) whether the consideration received for the issuance or transfer of securities by the Corporation and/or any Subsidiary has an aggregate Fair Market Value of Ten Million Dollars ($10,000,000) or more. In furtherance and not in limitation of the preceding powers and duties set forth in this Section 4, a majority of the Continuing Directors shall have the power and duty to interpret all of the terms and provisions of this Article Fourteenth.

5. Nothing contained in this Article Fourteenth shall be construed to relieve any Interested Stockholder or any Affiliate or Associate thereof from any fiduciary obligation imposed by law.

6. The fact that any action or transaction complies with the provisions of this Article Fourteenth shall not be construed to impose any fiduciary duty, obligation or responsibility on the Board of Directors or any member thereof to approve such action or transaction or recommend its adoption or approval to the stockholders of the Corporation, nor shall such compliance limit, prohibit or otherwise restrict in any manner the Board of Directors, or any member thereof, with respect to evaluations of, or actions and responses taken with respect to, such action or transaction.

FIFTEENTH: To the maximum extent permissible under Section 262 of the General Corporation Law of the State of Delaware, the stockholders of the Corporation shall be entitled to the statutory appraisal rights provided therein, notwithstanding any exception otherwise provided therein, with respect to any Business Combination

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involving the Corporation and any Interested Stockholder (or any Affiliate or Associate of any Interested Stockholder), which requires the affirmative vote specified in paragraph (a) of Section I of Article Fourteenth hereof.

SIXTEENTH: The provisions set forth in this Article Sixteenth and in Articles Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, Fourteenth and Fifteenth hereof may not be repealed, rescinded, altered or amended in any respect, and no other provision or provisions may be adopted which impair(s) in any respect the operation or effect of any such provision, except by the affirmative vote of the holders of not less than 66 2/3% of the voting power of all outstanding shares of Voting Stock regardless of class and voting together as a single voting class and, where such action is proposed by an Interested Stockholder or by any Associate or Affiliate of an Interested Stockholder, the affirmative vote of the holders of a majority of the voting power of all outstanding shares of Voting Stock, regardless of class and voting together as a single class, other than shares held by the Interested Stockholder which proposed (or the Affiliate or Associate of which proposed) such action, or any Affiliate or Associate of such Interested Stockholder, provided, however, that where such action is approved by a majority of the Continuing Directors, the affirmative vote of a majority of the voting power of all outstanding shares of Voting Stock, regardless of class and voting together as a single voting class, shall be required for approval of such action.

SEVENTEENTH: The Corporation reserves the right to adopt, repeal, rescind, alter or amend in any respect any provision contained in this Restated Certificate of Incorporation in the manner now or hereafter prescribed by applicable law, and all rights conferred on stockholders herein are granted subject to this reservation. Notwithstanding the preceding sentence, the provisions set forth in Articles Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, Fourteenth, Fifteenth and Sixteenth may not be repealed, rescinded, altered or amended in any respect, and no other provision or provisions may be adopted which impair(s) in any respect the operation or effect of any such provision, unless such action is approved as specified in Article Sixteenth hereof.

EIGHTEENTH: A director of the Corporation shall not be personally liable to the Corporation or to its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or to its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derives any improper personal benefit. If, after approval of this Article by the stockholders of the Corporation, the General Corporation Law of the State of Delaware is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended.

Any repeal or modification of this Article by the stockholders of the Corporation as provided in Article Seventeen hereof shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

IN WITNESS WHEREOF, this Restated Certificate of Incorporation which restates and integrates and further amends the provisions of the Restated Certificate of Incorporation of this Corporation, and which has been duly adopted in accordance with Sections 242 and 245 of the Delaware General Corporation Law, has been executed by its duly authorized officer as of ~~May 21, 2003.~~            , 2005.

NORTHROP GRUMMAN CORPORATION

By:
John H. Mullan
Corporate Vice President and Secretary

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EXHIBIT 1

SERIES B CONVERTIBLE PREFERRED STOCK

Section 1. Designation and Amount. The shares of such series shall be designated as the “Series B Convertible Preferred Stock” (the “Series B Convertible Preferred Stock”) and the number of shares constituting such series shall be 3,500,000.

Section 2. Dividends. The holders of shares of Series B Convertible Preferred Stock shall be entitled to receive cumulative cash dividends when, as and if declared by the Board of Directors out of any funds legally available therefor, at the rate per year herein specified, payable quarterly at the rate of one-fourth of such amount on the fifteenth day (or, if such day is not a business day, on the first business day thereafter) of January, April, July and October in each year. The rate of dividends shall initially be $7.00 per year per share. Thereafter, the rate of dividends shall be increased to $9.00 per share per year after the October 2001 dividend payment date if the stockholders of the Corporation shall not have, prior to that time, approved the issuance of all Common Stock issuable upon conversion of the Series B Convertible Preferred Stock. The rate of dividends shall be decreased to $7.00 per share after the first quarterly dividend payment date after Stockholder Approval is obtained. Cash dividends upon the Series B Convertible Preferred Stock shall commence to accrue and shall be cumulative from the date of issuance.

If the dividend for any dividend period shall not have been paid or set apart in full for the Series B Convertible Preferred Stock, the deficiency shall be fully paid or set apart for payment before (i) any distributions or dividends, other than distributions or dividends paid in stock ranking junior to the Series B Convertible Preferred Stock as to dividends, redemption payments and rights upon liquidation, dissolution or winding up of the Corporation, shall be paid upon or set apart for Common Stock or stock of any other class or series of Preferred Stock ranking junior to the Series B Convertible Preferred Stock as to dividends, redemption payments or rights upon liquidation, dissolution or winding up of the Corporation; and (ii) any Common Stock or shares of Preferred Stock of any class or series ranking junior to the Series B Convertible Preferred Stock as to dividends, redemption payments or rights upon liquidation, dissolution or winding up of the Corporation shall be redeemed, repurchased or otherwise acquired for any consideration other than stock ranking junior to the Series B Preferred Stock as to dividends, redemption payments and rights upon liquidation, dissolution or winding up of the Corporation. No distribution or dividend shall be paid upon, or declared and set apart for, any shares of Preferred Stock ranking on a parity with the Series B Convertible Preferred Stock as to dividends, redemption payments or rights upon liquidation, dissolution or winding up of the Corporation for any dividend period unless at the same time a like proportionate distribution or dividend for the same or similar dividend period, ratably in proportion to the respective annual dividends fixed therefor, shall be paid upon or declared and set apart for all shares of Preferred Stock of all series so ranking then outstanding and entitled to receive such dividend.

Section 3. Voting Rights. Except as provided herein or as may otherwise be required by law, the holders of shares of Series B Convertible Preferred Stock shall not be entitled to any voting rights as stockholders with respect to such shares.

(a) So long as any shares of Series B Convertible Preferred Stock shall be outstanding, the Corporation shall not, without the affirmative vote of the holders of at least two-thirds of the aggregate number of shares of Series B Convertible Preferred Stock at the time outstanding, by an amendment to the Restated Certificate of Incorporation, by merger or consolidation, or in any other manner:

(i) authorize any class or series of stock ranking prior to the Series B Convertible Preferred Stock as to dividends, redemption payments or rights upon liquidation, dissolution or winding up of the Corporation;

(ii) alter or change the preferences, special rights, or powers given to the Series B Convertible Preferred Stock so as to affect such class of stock adversely, but nothing in this clause (ii) shall require

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such a class vote (x) in connection with any increase in the total number of authorized shares of Common Stock or Preferred Stock; (y) in connection with the authorization or increase in the total number of authorized shares of any class of stock ranking on a parity with the Series B Convertible Preferred Stock; or (z) in connection with the fixing of any of the particulars of shares of any other series of Preferred Stock ranking on a parity with the Series B Convertible Preferred Stock that may be fixed by the Board of Directors as provided in Article FOURTH of the Certificate of Incorporation; or

(iii) directly or indirectly purchase or redeem less than all of the Series B Convertible Preferred Stock at the time outstanding unless the full dividends to which all shares of the Series B Convertible Preferred Stock then outstanding shall then be entitled shall have been paid or declared and a sum sufficient for the payment thereof set apart.

(b) If and whenever accrued dividends on the Series B Convertible Preferred Stock shall not have been paid or declared and a sum sufficient for the payment thereof set aside for six quarterly dividend periods (whether or not consecutive), then and in such event, the holders of the Series B Convertible Preferred Stock, voting separately as a class, shall be entitled to elect two directors at any annual meeting of the stockholders or any special meeting held in place thereof, or at a special meeting of the holders of the Series B Convertible Preferred Stock called as hereinafter provided. Such right of the holders of the Series B Convertible Preferred Stock to elect two directors may be exercised until the dividends in default on the Series B Convertible Preferred Stock shall have been paid in full or funds sufficient therefor set aside; and when so paid or provided for, then the right of the holders of the Series B Convertible Preferred Stock to elect such number of directors shall cease, but subject always to the same provisions for the vesting of such voting rights in the case of any such future default or defaults. At any time after such voting power shall have so vested in the holders of the Series B Convertible Preferred Stock, the Secretary of the Corporation may, and upon the written request of the holders of record of ten percent (10%) or more in amount of the Series B Convertible Preferred Stock then outstanding addressed to him at the principal executive office of the Corporation shall, call a special meeting of the holders of the Series B Convertible Preferred Stock for the election of the directors to be elected by them as hereinafter provided, to be held within sixty (60) days after delivery of such request and at the place and upon the notice provided by law and in the bylaws of the Corporation for the holding of meetings of stockholders; provided, however, that the Secretary shall not be required to call such special meeting in the case of any such request received less than ninety (90) days before the date fixed for the next ensuing annual meeting of stockholders. If at any such annual or special meeting or any adjournment thereof the holders of at least a majority of the Series B Convertible Preferred Stock then outstanding and entitled to vote thereat shall be present or represented by proxy, then, by vote of the holders of at least a majority of the Series B Convertible Preferred Stock present or so represented at such meeting, the then authorized number of directors of the Corporation shall be increased by two, and the holders of the Series B Convertible Preferred Stock shall be entitled to elect the additional directors so provided for. The directors so elected shall serve until the next annual meeting or until their respective successors shall be elected and shall qualify; provided, however, that whenever the holders of the Series B Convertible Preferred Stock shall be divested of voting power as above provided, the terms of office of all persons elected as directors by the holders of the Series B Convertible Preferred Stock as a class shall forthwith terminate and the number of the Board of Directors shall be reduced accordingly.

(c) If, during any interval between any special meeting of the holders of the Series B Convertible Preferred Stock for the election of directors to be elected by them as provided in this Section 3 and the next ensuing annual meeting of stockholders, or between annual meetings of stockholders for the election of directors, and while the holders of the Series B Convertible Preferred Stock shall be entitled to elect two directors, the number of directors who have been elected by the holders of the Series B Convertible Preferred Stock shall, by reason of resignation, death, or removal, be less than the total number of directors subject to election by the holders of the Series B Convertible Preferred Stock, (i) the vacancy or vacancies in the directors elected by the holders of the Series B Convertible Preferred Stock shall be filled by the remaining director then in office, if any, who was elected by the holders of the Series B Convertible Preferred Stock, although less than a quorum, and (ii) if not so filled within sixty (60) days after the creation

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thereof, the Secretary of the Corporation shall call a special meeting of the holders of the Series B Convertible Preferred Stock and such vacancy or vacancies shall be filled at such special meeting. Any director elected to fill any such vacancy by the remaining director then in office may be removed from office by vote of the holders of a majority of the shares of the Series B Convertible Preferred Stock. A special meeting of the holders of the Series B Convertible Preferred Stock may be called by a majority vote of the Board of Directors for the purpose of removing such director. The Secretary of the Corporation shall, in any event, within ten (10) days after delivery to the Corporation at its principal office of a request to such effect signed by the holders of at least ten percent (10%) of the outstanding shares of the Series B Convertible Preferred Stock, call a special meeting for such purpose to be held within sixty (60) days after delivery of such request; provided, however, that the Secretary shall not be required to call such a special meeting in the case of any such request received less than ninety (90) days before the date fixed for the next ensuing annual meeting of stockholders.

Section 4. Redemption.

(a) Shares of Series B Convertible Preferred Stock shall not be redeemable except as follows:

(i) All, but not less than all, of the shares of Series B Convertible Preferred Stock shall be redeemed for cash in an amount equal to (X) if prior to Stockholder Approval, the greater of (a) the Liquidation Value plus all accrued and unpaid dividends with respect to such shares, whether or not declared, and (b) the Current Market Price of the number of shares of Common Stock which would be issued to such holders if all shares of Series B Convertible Preferred Stock were converted into Common Stock on the Redemption Date pursuant to Section 8; and (Y) after Stockholder Approval, the Liquidation Value plus all dividends with respect to such shares, whether or not declared, accrued and unpaid as of the Redemption Date, as defined below, on the first day after the twentieth anniversary of the initial issuance of the Series B Convertible Preferred Stock.

(ii) All, but not less than all, of the shares of Series B Convertible Preferred Stock may be redeemed at the option of the Corporation at any time after the seventh anniversary of the initial issuance of the Series B Convertible Preferred Stock. Any redemption pursuant to this clause (ii) shall be solely for Common Stock of the Corporation and at the Redemption Date each holder of shares of Series B Convertible Preferred Stock shall be entitled to receive, in exchange and upon surrender of the certificate therefor, that number of fully paid and nonassessable shares of Common Stock determined by dividing (X) if prior to Stockholder Approval, the greater of (a) the Liquidation Value plus all accrued and unpaid dividends with respect to such shares, whether or not declared, and (b) the Current Market Price of the number of shares of Common Stock which would be issued if all shares of Series B Convertible Preferred Stock were converted into Common Stock pursuant to Section 8 on the Redemption Date; or (Y) if after Stockholder Approval, the Liquidation Value plus all accrued and unpaid dividends with respect to such shares, whether or not declared thereon to the Redemption Date, by (Z) the Current Market Price of the Common Stock as of the Redemption Date; provided, however, that if prior to the Redemption Date there shall have occurred a Transaction, as defined in Section 8(b)(iii), the consideration deliverable in any such exchange shall be the Alternate Consideration as provided in Section 12.

(b) Notice of every mandatory or optional redemption shall be mailed at least thirty (30) days but not more than fifty (50) days prior to the Redemption Date to the holders of record of the shares of Series B Convertible Preferred Stock so to be redeemed at their respective addresses as they appear upon the books of the Corporation. Each such notice shall specify the date on which such redemption shall be effective (the “Redemption Date”), the redemption price or manner of calculating the redemption price and the place where certificates for the Series B Convertible Preferred Stock are to be surrendered for cancellation.

(c) On the date that redemption is being made pursuant to paragraph (a) of this Section 4, the Corporation shall deposit for the benefit of the holders of shares of Series B Convertible Preferred Stock the funds, or stock certificates for Common Stock, necessary for such redemption with a bank or trust company

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in the Borough of Manhattan, the City of New York, having a capital and surplus of at least $1,000,000,000. Dividends paid on Common Stock held for the benefit of the holders of shares of Series B Convertible Preferred Stock hereunder shall be held for the benefit of such holders and paid over, without interest, on surrender of certificates for the Series B Convertible Preferred Stock. Any monies or stock certificates so deposited by the Corporation and unclaimed at the end of one year from the Redemption Date shall revert to the Corporation. After such reversion, any such bank or trust company shall, upon demand, pay over to the Corporation such unclaimed amounts or deliver such stock certificates and thereupon such bank or trust company shall be relieved of all responsibility in respect thereof and any holder of shares of Series B Convertible Preferred Stock shall look only to the Corporation for the payment of the redemption price. Any interest accrued on funds deposited pursuant to this paragraph (c) shall be paid from time to time to the Corporation for its own account.

(d) Upon the deposit of funds or certificates for Common Stock pursuant to paragraph (c) in respect of shares of Series B Convertible Preferred Stock being redeemed pursuant to paragraph (a) of this Section 4, notwithstanding that any certificates for such shares shall not have been surrendered for cancellation, the shares represented thereby shall on and after the Redemption Date no longer be deemed outstanding, and all rights of the holders of shares of Series B Convertible Preferred Stock shall cease and terminate, excepting only the right to receive the redemption price therefor. Nothing in this Section 4 shall limit the right of a holder to convert shares of Series B Convertible Preferred Stock pursuant to Section 8 at any time prior to the Redemption Date, even if such shares have been called for redemption pursuant to Section 4(a).

(e) In connection with any redemption pursuant to clause (ii) of paragraph (a) of this Section 4, no fraction of a share of common stock shall be issued, but in lieu thereof the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to such fractional interest multiplied by the Current Market Price per share of Common Stock on the Redemption Date.

Section 5. Fundamental Change in Control.

(a) Not later than 10 business days following a Fundamental Change in Control, as defined below, the Corporation shall mail notice to the holders of Series B Convertible Preferred Stock stating that a Fundamental Change in Control has occurred and advising such holders of their right to exchange (the “Exchange Right”) any and all shares of Series B Convertible Preferred Stock for shares of Common Stock as provided herein; provided, however, that if prior to the Exchange Date (as defined below) there shall have occurred a Transaction, as defined in Section 8(b)(iii), the consideration deliverable in any such exchange shall be the Alternate Consideration as provided in Section 12. Such notice shall state: (i) the date on which such exchanges shall be effective (the “Exchange Date”), which shall be the 21st business day from the date of giving such notice; (ii) the number of shares of Common Stock (or Alternate Consideration) for which each share of Series B Convertible Preferred Stock may be exchanged; and (iii) the method by which each holder may give notice of its exercise of the Exchange Right; and (iv) the method and place for delivery of certificates for Series B Convertible Preferred Stock in connection with exchanges pursuant hereto. For a period of twenty (20) business days following the notice provided herein, each holder of Series B Convertible Preferred Stock may exercise the Exchange Right as provided herein.

(b) Pursuant to the Exchange Right, each share of Series B Convertible Preferred Stock shall be exchanged for that number of shares of Common Stock determined by dividing an amount equal to (X) if prior to Stockholder Approval, the greater of (a) the Liquidation Value plus all dividends accrued and unpaid with respect to such share as of the Exchange Date, whether or not declared, and (b) the Current Market Price of the number of shares of Common Stock which would be issued if such share of Series B Convertible Preferred Stock were converted into Common Stock pursuant to Section 8 on the Exchange Date; or (Y) if after Stockholder Approval, the Liquidation Value plus all dividends accrued and unpaid with respect to such share as of the Exchange Date, whether or not declared, in each case by the Current Market Price per share of Common Stock as of the Exchange Date.

(c) The holder of any share of Series B Convertible Preferred Stock may exercise the Exchange Right by surrendering for such purpose to the Corporation, at its principal office or at such other office or agency

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maintained by the Corporation for that purpose, a certificate or certificates representing the shares of Series B Convertible Preferred Stock to be exchanged accompanied by a written notice stating that such holder elects to exercise the Exchange Right as to all or a specified number of such shares in accordance with this Section 5 and specifying the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to which such holder is entitled to be issued and such other customary documents as are necessary to effect the exchange. In case such notice shall specify a name or names other than that of such holder, such notice shall be accompanied by payment of all transfer taxes payable upon the issuance in such name or names of shares of Common Stock to which such holder has become entitled. Other than such taxes, the Corporation will pay any and all issue and other taxes (other than taxes based on income) that may be payable in respect of any issue or delivery of shares of Common Stock to which such holder has become entitled on exchange of shares of Series B Convertible Preferred Stock pursuant hereto. As promptly as practicable, and in any event within five (5) business days after the surrender of such certificate or certificates and the receipt of such notice relating thereto and, if applicable, payment of all transfer taxes (or the demonstration to the satisfaction of the Corporation that such taxes have been paid), the Corporation shall deliver or cause to be delivered certificates representing the number of validly issued, fully paid and nonassessable shares of Common Stock to which the holder of shares of Series B Convertible Preferred Stock so exchanged shall be entitled.

(d) From and after the Exchange Date, a holder of shares of Series B Convertible Preferred Stock who has elected to exchange such shares for Common Stock as herein provided shall have no voting or other rights with respect to the shares of Series B Convertible Preferred Stock subject thereto, other than the right to receive the Common Stock provided herein upon delivery of the certificate or certificates evidencing shares of Series B Convertible Preferred Stock.

(e) In connection with the exchange of any shares of Series B Convertible Preferred Stock, no fraction of a share of Common Stock shall be issued, but in lieu thereof the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to such fractional interest multiplied by the Current Market Price per share of Common Stock on the Exchange Date.

(f) The Corporation shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of the Exchange Rights provided herein, such number of shares of Common Stock as shall from time to time be sufficient to effect the exchange provided herein. The Corporation shall from time to time, in accordance with the laws of Delaware, increase the authorized amount of Common Stock if at any time the number of authorized shares of Common Stock remaining unissued shall not be sufficient to permit the exchange of all then outstanding shares of Series B Convertible Preferred Stock.

(g) As used herein, the term “Fundamental Change in Control” shall mean any merger, consolidation, sale of all or substantially all of the Corporation’s assets, liquidation or recapitalization (other than solely a change in the par value of equity securities) of the Common Stock in which more than one-third of the previously outstanding Common Stock shall be changed into or exchanged for cash, property or securities other than capital stock of the Corporation or another corporation (“Non Stock Consideration”). For purposes of the preceding sentence, any transaction in which shares of Common Stock shall be changed into or exchanged for a combination of Non Stock Consideration and capital stock of the Corporation or another corporation shall be deemed to have involved the exchange of a number of shares of Common Stock for Non Stock Consideration equal to the total number of shares exchanged multiplied by a fraction in which the numerator is the Fair Market Value of the Non Stock Consideration and the denominator is the Fair Market Value of the total consideration in such exchange, each as determined by a resolution of the Board of Directors of the Corporation.

Section 6. Reacquired Shares. Any shares of Series B Convertible Preferred Stock converted, redeemed, exchanged, purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation, and upon the filing of an appropriate certificate with the Secretary of State of the State of Delaware, become authorized but unissued

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shares of Preferred Stock, par value $1.00 per share, of the Corporation and may be reissued as part of another series of Preferred Stock, par value $1.00 per share, of the Corporation subject to the conditions or restrictions on issuance set forth herein.

Section 7. Liquidation, Dissolution or Winding Up.

(a) Except as provided in paragraph (b) of this Section 7, upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, no distribution shall be made (i) to the holders of shares of capital stock of the Corporation ranking junior as to dividends, redemption payments and rights upon liquidation, dissolution or winding up of the Corporation to the Series B Convertible Preferred Stock unless, prior thereto, the holders of shares of Series B Convertible Preferred Stock shall have received (X) if prior to Stockholder Approval, the greater of (a) the Liquidation Value plus all accrued and unpaid dividends with respect to such shares, whether or not declared, and (b) the amount which would be distributed to such holders if all shares of Series B Convertible Preferred Stock had been converted into Common Stock pursuant to Section 8; and (Y) after Stockholder Approval, the Liquidation Value plus all accrued and unpaid dividends with respect to such shares, whether or not declared or (ii) to the holders of shares of capital stock ranking on a parity with the Series B Convertible Preferred Stock as to dividends, redemption payments and rights upon liquidation, dissolution or winding up of the Corporation, except distributions made ratably on the Series B Convertible Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. The Liquidation Value shall be $100.00 per share.

(b) If the Corporation shall commence a voluntary case under the Federal bankruptcy laws or any other applicable Federal or State bankruptcy, insolvency or similar law, or consent to the entry of an order for relief in an involuntary case under any such law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or if a decree or order for relief in respect of the Corporation shall be entered by a court having jurisdiction in the premises in an involuntary case under the Federal bankruptcy laws or any other applicable Federal or State bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and on account of any such event the Corporation shall liquidate, dissolve or wind up, no distribution shall be made (i) to the holders of shares of capital stock of the Corporation ranking junior to the Series B Convertible Preferred Stock as to dividends, redemption payments and rights upon liquidation, dissolution or winding up of the Corporation unless, prior thereto, the holders of shares of Series B Convertible Preferred Stock shall have received (X) if prior to Stockholder Approval, the greater of (a) the Liquidation Value plus all accrued and unpaid dividends with respect to such shares, whether or not declared, and (b) the amount which would be distributed to such holders if all shares of Series B Convertible Preferred Stock had been converted into Common Stock pursuant to Section 8; and (Y) after Stockholder Approval, the Liquidation Value plus all accrued and unpaid dividends with respect to such shares, whether or not declared, or (ii) to the holders of shares of capital stock ranking on a parity with the Series B Convertible Preferred Stock as to dividends, redemption payments and rights upon liquidation, dissolution or winding up of the Corporation, except distributions made ratably on the Series B Convertible Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up.

(c) Neither the consolidation, merger or other business combination of the Corporation with or into any other Person or Persons nor the sale of all or substantially all of the assets of the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Section 7.

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Section 8. Conversion. Subject to the condition that the Stockholder Approval shall first have been obtained, each share of Series B Convertible Preferred Stock shall be convertible, at any time, at the option of the holder thereof into the right to receive shares of Common Stock, on the terms and conditions set forth in this Section 8.

(a) Subject to the provisions for adjustment hereinafter set forth, each share of Series B Convertible Preferred Stock shall be converted into the right to receive a number of fully paid and nonassessable shares of Common Stock, which shall be equal to the Liquidation Value divided by the Conversion Price, as herein defined. Initially the Conversion Price shall be 127% of $86.42. The Conversion Price shall be subject to adjustment as provided in this Section 8.

(b) The Conversion Price shall be subject to adjustment from time to time as follows:

(i) In case the Corporation shall at any time or from time to time declare a dividend, or make a distribution, on the outstanding shares of Common Stock in shares of Common Stock or subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares or combine or reclassify the outstanding shares of Common Stock into a smaller number of shares of Common Stock, or shall declare, order, pay or make a dividend or other distribution on any other class or series of capital stock, which dividend or distribution includes Common Stock then, and in each such case, the Conversion Price shall be adjusted to equal the number determined by multiplying (A) the Conversion Price immediately prior to such adjustment by (B) a fraction, the denominator of which shall be the number of shares of Common Stock outstanding immediately after such dividend, distribution, subdivision or reclassification, and the numerator of which shall be the number of shares of Common Stock outstanding immediately before such dividend, distribution, subdivision or reclassification. An adjustment made pursuant to this clause (i) shall become effective (A) in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of shares of Common Stock entitled to receive such dividend or distribution, or (B) in the case of any such subdivision, reclassification or combination, at the close of business on the day upon which such corporate action becomes effective.

(ii) In case the Corporation shall at any time or from time to time declare, order, pay or make a dividend or other distribution (including, without limitation, any distribution of stock, evidences of indebtedness or other securities, cash or other property or rights or warrants to subscribe for securities of the Corporation or any of its Subsidiaries by way of distribution, dividend or spinoff, but excluding regular ordinary cash dividends as may be declared from time to time by the Corporation) on its Common Stock, other than a distribution or dividend of shares of Common Stock that is referred to in clause (i) of this paragraph (b), then, and in each such case, the Conversion Price shall be adjusted to equal the number determined by multiplying (A) the Conversion Price immediately prior to the record date fixed for the determination of stockholders entitled to receive such dividend or distribution by (B) a fraction, the denominator of which shall be the Current Market Price per share of Common Stock on the last Trading Day on which purchasers of Common Stock in regular way trading would be entitled to receive such dividend or distribution and the numerator of which shall be the Current Market Price per share of Common Stock on the first Trading Day on which purchasers of Common Stock in regular way trading would not be entitled to receive such dividend or distribution (the “Ex-dividend Date”); provided that the fraction determined by the foregoing clause (B) shall not be greater than 1. An adjustment made pursuant to this clause (ii) shall be effective at the close of business on the Ex-dividend Date. If the Corporation completes a tender offer or otherwise repurchases shares of Common Stock in a single transaction or a related series of transactions, provided such tender offer or offer to repurchase is open to all or substantially all holders of Common Stock (not including open market or other selective repurchase programs), the Conversion Price shall be adjusted as though (A) the Corporation had effected a reverse split of the Common Stock to reduce the number of shares of Common Stock outstanding from (x) the number outstanding immediately prior to the completion of the tender offer or the first repurchase for which the adjustment is being made to (y) the number outstanding immediately after the completion of the tender offer or the last repurchase for which the adjustment is being made and (B) the Corporation had paid a dividend on the Common Stock

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outstanding immediately after completion of the tender offer or the last repurchase for which the adjustment is being made in an aggregate amount equal to the aggregate consideration paid by the Corporation pursuant to the tender offer or the repurchases for which the adjustment is being made (the “Aggregate Consideration”); provided that in no event shall the Conversion Price be increased as a result of the foregoing adjustment. In applying the first two sentences of this Section 8(b)(ii) to the event described in clause (B) of the preceding sentence, the Current Market Price of the Common Stock on the date immediately following the closing of any such tender offer or on the date of the last repurchase shall be taken as the value of the Common Stock on the Ex-dividend Date, and the value of the Common Stock on the day preceding the Ex-dividend Date shall be assumed to be equal to the sum of (x) the value on the Ex-dividend Date and (y) the per share amount of the dividend described in such clause (B) computed by dividing the Aggregate Consideration by the number of shares of Common Stock outstanding after the completion of such tender offer or repurchase. In the event that any of the consideration paid by the Corporation in any tender offer or repurchase to which this Section 8(b)(ii) applies is in a form other than cash, the value of such consideration shall be determined by an independent investment banking firm of nationally recognized standing to be selected by the Board of Directors of the Corporation.

(iii) In case at any time the Corporation shall be a party to any transaction (including, without limitation, a merger, consolidation, sale of all or substantially all of the Corporation’s assets, liquidation or recapitalization (other than solely a change in the par value of equity securities) of the Common Stock and excluding any transaction to which clause (i) or (ii) of this paragraph (b) applies) in which the previously outstanding Common Stock shall be changed into or exchanged for different securities of the Corporation or common stock or other securities of another corporation or interests in a noncorporate entity or other property (including cash) or any combination of any of the foregoing (each such transaction being herein called the “Transaction”), then each share of Series B Convertible Preferred Stock then outstanding shall thereafter be convertible into, in lieu of the Common Stock issuable upon such conversion prior to consummation of such Transaction, the kind and amount of shares of stock and other securities and property receivable (including cash) upon the consummation of such Transaction by a holder of that number of shares of Common Stock into which one share of Series B Convertible Preferred Stock would have been convertible (without giving effect to any restriction on convertibility) immediately prior to such Transaction including, on a pro rata basis, the cash, securities or property received by holders of Common Stock in any such transaction. The Corporation shall not be a party to a Transaction that does not expressly contemplate and provide for the foregoing.

(iv) If any event occurs as to which the foregoing provisions of this Section 8(b) are not strictly applicable but the failure to make any adjustment to the Conversion Price or other conversion mechanics would not fully and equitably protect the conversion rights of the Series B Preferred Stock in accordance with the essential intent and principles of such provisions, then in each such case the Board of Directors of the Corporation shall make such appropriate adjustments to the Conversion Price or other conversion mechanics (on a basis consistent with the essential intent and principles established in this Section 8) as may be necessary to fully and equitably preserve, without dilution or diminution, the conversion rights of the Series B Convertible Preferred Stock.

(c) If any adjustment required pursuant to this Section 8 would result in an increase or decrease of less than 1% in the Conversion Price, the amount of any such adjustment shall be carried forward and adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment, which, together with such amount and any other amount or amounts so carried forward, shall aggregate at least 1% of the Conversion Price.

(d) The Board of Directors may at its option increase the number of shares of Common Stock into which each share of Series B Convertible Preferred Stock may be converted, in addition to the adjustments required by this Section 8, as shall be determined by it (as evidenced by a resolution of the Board of Directors) to be advisable in order to avoid or diminish any income deemed to be received by any holder for federal income tax purposes of shares of Common Stock or Series B Convertible Preferred Stock resulting

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from any events or occurrences giving rise to adjustments pursuant to this Section 8 or from any other similar event.

(e) The holder of any shares of Series B Convertible Preferred Stock may exercise his right to receive in respect of such shares the shares of Common Stock or other property or securities, as the case may be, to which such holder is entitled by surrendering for such purpose to the Corporation, at its principal office or at such other office or agency maintained by the Corporation for that purpose, a certificate or certificates representing the shares of Series B Convertible Preferred Stock to be converted, accompanied by a written notice stating that such holder elects to convert all or a specified number of such shares in accordance with this Section 8 and specifying the name or names in which such holder wishes the certificate or certificates for shares of Common Stock or other property or securities, as the case may be, to which such holder is entitled to be issued and such other customary documents as are necessary to effect the conversion. In case such notice shall specify a name or names other than that of such holder, such notice shall be accompanied by payment of all transfer taxes payable upon the issuance in such name or names of shares of Common Stock or other property or securities, as the case may be, to which such holder has become entitled. Other than such taxes, the Corporation will pay any and all issue and other taxes (other than taxes based on income) that may be payable in respect of any issue or delivery of shares of Common Stock or such other property or securities, as the case may be, to which such holder has become entitled on conversion of Series B Convertible Preferred Stock pursuant hereto. As promptly as practicable, and in any event within five (5) business days after the surrender of such certificate or certificates and the receipt of such notice relating thereto and, if applicable, payment of all transfer taxes (or the demonstration to the satisfaction of the Corporation that such taxes have been paid), the Corporation shall deliver or cause to be delivered certificates representing the number of validly issued, fully paid and nonassessable full shares of Common Stock to which the holder of shares of Series B Convertible Preferred Stock so converted shall be entitled or such other property or assets, as the case may be, to which such holder has become entitled. The date upon which a holder delivers to the Corporation a notice of conversion and the accompanying documents referred to above is referred to herein as the “Conversion Date.”

(f) From and after the Conversion Date, a holder of shares of Series B Convertible Preferred Stock shall have no voting or other rights with respect to the shares of Series B Convertible Stock subject thereto, other than the right to receive upon delivery of the certificate or certificates evidencing shares of Series B Convertible Preferred Stock as provided by paragraph 8(e), the securities or property described in this Section 8.

(g) In connection with the conversion of any shares of Series B Convertible Preferred Stock, no fraction of a share of Common Stock shall be issued, but in lieu thereof the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to such fractional interest multiplied by the Current Market Price per share of Common Stock on the day on which such shares of Series B Convertible Preferred Stock are deemed to have been converted.

(h) Upon conversion of any shares of Series B Convertible Preferred Stock, if there are any accrued but unpaid dividends thereon, the Corporation shall, at its option, either pay the same in cash or deliver to the holder an additional number of fully paid and nonassessable shares of Common Stock determined by dividing the amount of such accrued and unpaid dividends by the Conversion Price.

(i) The Corporation shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Series B Convertible Preferred Stock, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all then outstanding shares of Series B Convertible Preferred Stock. The Corporation shall from time to time, in accordance with the laws of Delaware, increase the authorized amount of Common Stock if at any time the number of authorized shares of Common Stock remaining unissued shall not be sufficient to permit the conversion at such time of all then outstanding shares of Series B Convertible Preferred Stock.

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Section 9. Reports as to Adjustments. Whenever the Conversion Price is adjusted as provided in Section 8 hereof, the Corporation shall (i) promptly place on file at its principal office and at the office of each transfer agent for the Series B Convertible Preferred Stock, if any, a statement, signed by an officer of the Corporation, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated and specifying the new Conversion Price, and (ii) promptly mail to the holders of record of the outstanding shares of Series B Convertible Preferred Stock at their respective addresses as the same shall appear in the Corporation’s stock records a notice stating that the number of shares of Common Stock into which the shares of Series B Convertible Preferred Stock are convertible has been adjusted and setting forth the new Conversion Price (or describing the new stock, securities, cash or other property) as a result of such adjustment, a brief statement of the facts requiring such adjustment and the computation thereof, and when such adjustment became effective.

Section 10. Definitions. For the purposes of the Certificate of Designations, Preferences and Rights of Series B Convertible Redeemable Preferred Stock which embodies this resolution:

“Current Market Price” per share of Common Stock on any date for all purposes of Section 8 shall be deemed to be the closing price per share of Common Stock on the date specified. For all other purposes hereunder, “Current Market Price” on any date shall be deemed to be the average of the closing prices per share of Common Stock for the five (5) consecutive trading days ending two trading days prior to such date. The closing price for each day shall be the last sale price, regular way or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Common Stock is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the last quoted sale price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System (“NASDAQ”) or such other system then in use, or, if on any such date the Common Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board of Directors. If the Common Stock is not publicly held or so listed or publicly traded, “Current Market Price” shall mean the Fair Market Value per share as determined in good faith by the Board of Directors of the Corporation.

“Fair Market Value” means the amount which a willing buyer would pay a willing seller in an arm’s-length transaction as determined in good faith by the Board of Directors of the Corporation, unless otherwise provided herein.

“Person” means any individual, firm, corporation or other entity, and shall include any successor (by merger or otherwise) of such entity.

“Trading Day” means a day on which the principal national securities exchange on which the Common Stock is listed or admitted to trading is open for the transaction of business or, if the Common Stock is not listed or admitted to trading on any national securities exchange, any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

Section 11. Rank. The Series B Convertible Preferred Stock shall, with respect to payment of dividends, redemption payments and rights upon liquidation, dissolution or winding up of the Corporation, rank (i) prior to the Common Stock of the Corporation and any class or series of Preferred Stock which provides by its terms that it is to rank junior to the Series B Preferred Stock and (ii) on a parity with each other class or series of Preferred Stock of the Corporation.

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Section 12. Alternate Consideration. For purposes of determining the consideration payable upon exercise of the optional redemption provided in Section 4(a)(ii) and upon the exercise of the Exchange Right provided in Section 5, if there shall have occurred a Transaction, as defined in Section 8(b)(iii), the Common Stock that would otherwise have been issued to a holder of Series B Convertible Preferred Stock for each share of Series B Convertible Preferred Stock pursuant to Section 4(a)(ii) or Section 5, as applicable, shall be deemed to instead be the kind and amount of shares of stock or other securities and property receivable (including cash) upon consummation of such Transaction (the “Alternate Consideration”) in respect of the Common Stock that would result in the Fair Market Value of such Alternate Consideration, measured as of the Redemption Date or Exchange Date, as applicable, being equal to (X) if prior to Stockholder Approval, the greater of (a) the Liquidation Value plus all dividends accrued and unpaid with respect to such share of Series B Convertible Preferred Stock, whether or not declared, measured as of the Redemption Date or the Exchange Date, as applicable, and (b) the Fair Market Value of the kind and amount of shares of stock and other securities and property receivable (including cash) pursuant to Section 8(b)(iii) which would have been issued if such share of Series B Convertible Preferred Stock had been converted pursuant to Section 8 immediately prior to the consummation of the Transaction; or (Y) if after Stockholder Approval, the Liquidation Value plus all dividends accrued and unpaid with respect to such share of Series B Convertible Preferred Stock, whether or not declared, measured as of the Redemption Date or Exchange Date, as applicable. In the event the subject Transaction provides for an election of the consideration to be received in respect of the Common Stock, then each holder of Series B Convertible Preferred Stock shall be entitled to make a similar election with respect to the Alternate Consideration to be received by it under Section 4(a)(ii) or Section 5, as applicable. Any determination of the Fair Market Value of any Alternate Consideration (other than cash) shall be determined by an independent investment banking firm of nationally recognized standing selected by the Board of Directors of the Corporation. The Fair Market Value of any Alternate Consideration that is listed on any national securities exchange or traded on the NASDAQ National Market shall be deemed to be the Current Market Price of such Alternate Consideration.

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EXHIBIT C

NORTHROP CORPORATION

1993 STOCK PLAN FOR NON-EMPLOYEE DIRECTORS, AS AMENDED

1.	Purpose

The purpose of the Northrop Corporation 1993 Stock Plan for Non-Employee Directors (the “Plan”) is to promote the long-term growth and financial success of Northrop Corporation (the “Company”) by attracting and retaining non-employee directors of outstanding ability and assisting the Company in promoting a greater identity of interest between the Company’s non-employee directors and its stockholders.

2.	Term

The Plan shall become effective upon the approval by the stockholders of the Company. The Plan shall operate and shall remain in effect until terminated by action of the Company’s Board of Directors (the “Board”).

3.	Plan Operation

The Plan is intended to meet the requirements of Rule 16b-3(c)(2)(ii) adopted under the Securities Exchange Act of 1934 (the “1934 Act”) and accordingly is intended to be self-governing. To this end the Plan requires no discretionary action by any administrative body with regard to any transaction under the Plan. To the extent, if any, that any questions of interpretation arise, these shall be resolved by this Nominating Committee (or any successor committee) of the Board.

4.	Eligibility

Only directors of the Company who are not employees of the Company or any subsidiary of the Company (“Eligible Directors”) shall participate in the Plan.

5.	Shares of Common Stock Subject to the Plan

The maximum number of shares of common stock of the Company (“Common Stock”) that shall be reserved for issuance under the Plan shall be 175,000 shares, subject to adjustment upon changes in the capitalization of the Company as provided in Section 6 of the Plan. The shares of Common Stock to be issued pursuant to the Plan may be, at the election of the Company, either authorized and unissued shares or treasury shares, and no fractional shares shall be issued under the Plan. Shares of Common Stock that are covered (i) pursuant to elections permitted under Section 9 of the Plan or (ii) as reinvested dividends under Section 10 of the Plan shall be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan.

6.	Adjustments and Reorganizations

The Board, as it deems appropriate to meet the intent of the Plan, may make such adjustments to the number of shares available under the Plan pursuant to Section 5 and to any outstanding Stock Units established under Section 9 of the Plan, provided such adjustments are consistent with the effect on other stockholders arising from any corporate restructuring action. Such actions may include, but are not limited to, any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization, or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting shares. The Board may also make such similar appropriate adjustment in the calculation of Fair Market Value as it deems necessary to preserve Eligible Directors’ rights under the Plan.

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7.	Fair Market Value

Fair Market Value for all purposes under the Plan shall mean the average (rounded up to the nearest cent) of the closing price on the last day of the month of a share of Common Stock for each of the preceding twelve calendar months, or shorter period as may be applicable, as reported on the composite tape for securities listed on the New York Stock Exchange.

8.	Grants

The annual cash retainer payable to each Eligible Director for services as a director, excluding any fees payable for meetings of the Board or Board Committees or for extraordinary services, shall be payable partly in shares of Common Stock as provided under the Plan. Accordingly, for Plan purposes only, the amount of the annual retainer payable to each Eligible Director in cash shall be reduced by 30%. As soon as practicable, but no later than 30 days following the end of each calendar year of the Plan, each Eligible Director shall automatically be granted a number of shares of Common Stock having a Fair Market Value equal to 30% of the Retainer earned for the prior year (“Stock Retainer Portion”). Notwithstanding the foregoing, for the first calendar year of the Plan in which the amount of the annual retainer payable in cash or stock is adjusted, each Eligible Director shall receive an adjusted payment in shares under this Section 8 as is appropriate.

9.	Elections

(a) Commencing on the effective date of the Plan, and each year thereafter, all or part of the Retainer and/or fees payable for meetings of the Board or Board Committees and for extraordinary services may be (i) paid in shares of Common Stock (“Elected Common Stock”) or (ii) deferred in share equivalents under Section 9(c), as elected by each Eligible Director. All elections must be made prior to the start of the calendar year for which the Retainer and fees will be paid. Each such election must be irrevocable for the affected calendar year. Notwithstanding the foregoing, for the first calendar year of the Plan, each Eligible Director shall be permitted to elect payment in Common Stock or deferred payment of all or some of the Retainer and/or the fees earned for the period beginning on the first month following the effective date of the Plan and ending on December 31, 1993, providing the Eligible Director has made an irrevocable election to this effect prior to stockholder approval of the Plan.

(b) Elected Common Stock payments shall be made as soon as practicable, but no later than 30 days, following the end of the calendar year for which the election was made. The number of shares of Common Stock payable shall equal the elected cash amount divided by the Fair Market Value.

(c) Deferred amounts shall be credited to an account in units which are equivalent in value to shares of Common Stock (“Stock Units”). The number of Stock Units credited to an account shall equal the deferred cash amount divided by the Fair Market Value determined no later than 30 days following the end of the calendar year for which the deferral was elected. The period of deferral may be any period specified by an Eligible Director, provided that the designated payment date must be the first day of a subsequent calendar year and is no earlier than twelve months following the establishment of the affected Stock Unit amount. All Stock Units shall be paid in shares of Common Stock in a single distribution. Stock Units shall be nontransferable and shall not be assignable, alienable, saleable or otherwise transferable by the participant other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order. A participant may designate a beneficiary or beneficiaries to receive any distributions under the Plan upon the death of the participant.

10.	Dividends/Dividend Equivalents

(a) As soon as practicable, but no later than 30 days, following the end of each calendar year of the Plan, each Eligible Director shall receive additional shares of Common Stock equal to (i) the number of shares of Common Stock issued to such Eligible Director for such prior year under Sections 8 and 9, if applicable, times

2

(ii) the aggregate cash dividends paid by the Company on a share of Common Stock during such prior year, times (iii) a fraction, the numerator of which is the number of calendar months during such year which the Eligible Director served on the Board, and the denominator of which is twelve, (iv) divided by the Fair Market Value. Notwithstanding the foregoing, for the first calendar year of the Plan the numerator for this calculation shall be the number of months included in the period beginning with the first month following the effective date of the Plan and ending on December 31, 1993.

(b) As soon as practicable, but no later than 30 days, following the end of each calendar year of the Plan, each deferred Stock Unit account shall be credited with additional Stock Units equal to (i) the number of Stock Units credited to such account (including any Stock Units credited for the prior year), (ii) the aggregate cash dividends paid by the Company on a share of Common Stock during such prior year, (iii) divided by the Fair Market Value. Notwithstanding the foregoing, for the first calendar year of the Plan, the number of additional Stock Units shall be pro-rated, based on the number of months included in the period (beginning with the first month following the effective date of the Plan and ending on December 31, 1993) as a ratio of twelve.

(c) Any portion of a calendar month during which an Eligible Director served on the Board shall be deemed a full month of service.

11.	Termination of Board Service

An Eligible Director who leaves the Board prior to the end of any calendar year shall not receive any Common Stock payments nor be credited with additional Stock Units representing the Stock Retainer Portion, Elected Common Stock, or elected deferral, as applicable, for such calendar year. In lieu thereof, such Eligible Director or his or her estate shall receive a cash payment equal to what would have been received in shares of Common Stock or Stock Units for the period of the calendar year for which such Eligible Director served as a director of the Company.

12.	Issuance of Certificates

(a) As promptly as practicable following the end of each calendar year, but no later than 30 days subsequent to such date, the Company shall issue stock certificates registered in the name of each Eligible Director receiving a Stock Retainer Portion grant, an elected Common Stock payment, or a deferred stock payment representing the number of shares of Common Stock (i) granted to such Eligible Director, (ii) payable under a Common Stock payment election, or (iii) equivalent to Stock Units which are payable under the applicable deferral election.

(b) Whenever under the terms of the Plan a fractional share would be required to be issued, the fractional share shall be rounded up to the next full share.

(c) All shares of Common Stock delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Company may deem advisable or legally necessary under any laws, statutes, rules, regulations and other legal requirements, including those of any stock exchange upon which the Common Stock is then listed and any applicable Federal, state or foreign securities law.

(d) Anything to the contrary herein notwithstanding, the Company shall not be required to issue any shares of Common Stock under the Plan if, in the opinion of legal counsel, the issuance and delivery of such shares would constitute a violation by the Eligible Director or the Company of any applicable law or regulation of any governmental authority, including, without limitation, Federal and state securities laws, or the regulations of any stock exchange on which the Company’s securities may then be listed.

13.	Plan Amendment

The Board may suspend or terminate the Plan or any portion of the Plan. The Board may also amend the Plan if deemed to be in the best interests of the Company and its stockholders; provided, however, that (a) no

3

such amendment may impair any participant’s right regarding any outstanding grants, elections or Stock Units or other right to receive shares or cash payments under the Plan without his or her consent, (b) the Plan may not be amended more than once every six months, unless such amendment is permitted by Rule 16b-3(c)(2)(ii)(B) under the 1934 Act, and (c) no such amendment may cause the Plan not to comply with Rule 16b-3, or any successor rule, under the 1934 Act.

14.	Unfunded Plan

Unless otherwise determined by the Committee, the Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company and any participant or other person. To the extent any person holds any rights by virtue of a pending grant or election under the Plan, such rights (unless otherwise determined by the Committee) shall be no greater than the rights of an unsecured general creditor of the Company.

15.	Future Rights

Neither the Plan, nor the granting of Common Stock nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain an Eligible Director for any period of time, or at any particular rate of compensation. Nothing in this Plan shall in any way limit or affect the right of the Board or the stockholders of the Company to remove any Eligible Director or otherwise terminate his or her service as a director of the Company.

16.	Governing Law

The Plan and all rights and obligations under the Plan shall be governed by, and construed in accordance with, the laws of the State of California and applicable Federal law.

17.	Successors and Assigns

The Plan shall be binding on all successors and assigns of a participant, including, without limitation, the estate of such participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the participant’s creditor.

18.	Rights as a Stockholder

The Eligible Director in whose name the certificates are registered shall have all of the rights of a stockholder with respect to such shares, including the right to vote the Common Stock and receive dividends and other distributions made on the Common Stock. Shares of Common Stock issued under the Plan shall be fully paid and non-assessable.

4

Directions to the STPC
(Located at NGST, Redondo Beach, California)

LAX
MANHATTAN MARRIOTT
HERMOSA BEACH
REDONDO BEACH
AVIATION BLVD.
SEPULVEDA BLVD.
INGLEWOOD AVE.
CENTURY BLVD.
CENTURY FWY.
IMPERIAL HWY.
ROSECRANS AVE.
MARINE AVE.
MANHATTAN BEACH BLVD.
ARTESIA BLVD.
405 SAN DIEGO FWY
405
110
105
91
NORTHROP GRUMMAN SPACE TECHNOLOGY PRESENTATION CENTER
STPC
Marine Ave.
Space Park Dr.
Redondo Beach Ave.
Aviation Blvd.
Doolittle Dr.
Manhattan Beach Blvd.
Parking
Parking
D1
R6
O4
O3
O2
O4
R1
R2
R3
E1
E2
S
R4
R7/TF2
M1
M2
M6/M7
O1
M3
R5
M4
R11
R9
R10
N
VICINITY MAP

South of Redondo Beach

I-405 North
Take Rosecrans exit – West
Turn left onto Rosecrans
Left on Aviation Blvd. (the 3rd stop light)
Left on Marine Ave. (the 2nd stop light)
Turn right at first stop light into Space Park
STPC on your left, parking just
east of building

North of Redondo Beach

I-405 South
Take Rosecrans exit – West
Left on Aviation Blvd. (the 3rd stop light)
Left on Marine Ave. (the 2nd stop light)
Turn right at first stop light into Space Park
STPC on your left, parking just
east of building

East of Redondo Beach

CA-91 West (Beach Cities)
Merge onto I-405 North toward
Santa Monica
Take Rosecrans exit – West
Turn left onto Rosecrans
Left on Aviation Blvd. (the 3rd stop light)
Left on Marine Ave. (the 2nd stop light)
Turn right at first stop light into Space Park
STPC on your left, parking just
east of building

NORTHROP GRUMMAN CORPORATION

C/O EQUISERVE TRUST COMPANY N.A.

P.O. BOX 8694

EDISON, NJ 08818-8694

You can vote by phone or via the Internet anytime before May 17, 2005. You will need to follow the instructions to vote by phone or via the Internet. If you do so, you do not need to mail in your proxy card. If you mail your proxy card, it must be received by May 16, 2005.

Your vote is important. Please vote immediately.

Vote-by-Internet

1.Log on to the Internet and go to http://www.eproxyvote.com/noc

2.Follow the easy steps outlined on the secured website.

OR

Vote-by-Telephone

1.Call toll-free 1-877-PRX-VOTE (1-877-779-8683)

2.Follow the easy recorded instructions.

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

X Please mark your votes as indicated in this example.

5398

This proxy/voting instruction is solicited by the Board of Directors of the Company. This proxy will be voted as marked. If not otherwise marked, this proxy will be voted “FOR” Proposals 1, 2, 3 and 4 and “AGAINST” Proposal 5.

The Board of Directors recommends a vote “FOR” Proposals 1, 2, 3 and 4.

1.Election of Class II directors to hold office for three years. FOR WITHHELD

FOR WITHHELD

ALL FROM ALL

NOMINEES NOMINEES

Directors:

01. Philip Frost

02. John B. Slaughter

WITHHELD, for the following nominee(s) only (write names(s) above)

FOR AGAINST ABSTAIN

2.Proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s Independent Auditor.

3.Proposal to amend the Company’s Restated Certificate of Incorporation to provide for annual election of directors.

4.Proposal to amend the 1993 Stock Plan for Non-Employee Directors to increase the number of shares available.

The Board of Directors recommends a vote “AGAINST” Proposal 5.

5.Shareholder proposal regarding the simple majority vote.

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature: Date: Signature: Date:

NORTHROP GRUMMAN CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

May 17, 2005

8:00 A.M.

The Space Technology Presentation Center

One Space Park

Redondo Beach, California 90278

DETACH HERE

PROXY/VOTING INSTRUCTION

NORTHROP GRUMMAN CORPORATION

This Proxy/Voting Instruction Card is Solicited on Behalf of

The Board of Directors for the 2005 Annual Meeting of Stockholders

The undersigned hereby constitutes and appoints W. Burks Terry and John H. Mullan, and each of them, attorneys and P proxies with full power of substitution, to represent the undersigned and to vote all shares of Common Stock, $1.00 par R value, of Northrop Grumman Corporation (the “Company”), that the undersigned would be entitled to vote if personally present at the 2005 Annual Meeting of Stockholders of the Company to be held on Tuesday, May 17, 2005 at 8:00 a.m. O (Pacific Daylight Time) at The Space Technology Presentation Center, One Space Park, Redondo Beach, California X 90278, and at any and all adjournments or postponements thereof (the “Meeting”), as herein specified (or, if no direction is given, “FOR” the nominees) and in such proxyholder’s discretion upon any other matter that may properly come before Y the Meeting.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NOT OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3 AND 4 AND “AGAINST” PROPOSAL 5.

PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY, EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING.

If shares are held on your behalf under any of the Company Savings Plans, the proxy serves to provide confidential instructions to the plan Trustee or Voting Manager who then votes the shares. Instructions must be received by May 12, 2005 to be included in the tabulation to the plan Trustee or Voting Manager. For shares represented by proxies not received by this date, the applicable plan Trustee or Voting manager will treat the received proxies as instructions to vote the respective plan shares in the same proportion as shares held under the plan for which voting instructions have been received.

(Continued and to be signed on the other side)

SEE REVERSE

SIDE